Advanced Series Trust
Semi-Annual period ended 6/30/15
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
FedEx Corporation (2035)
31428XBA3
Trade Date
01-06-2015
List of Underwriters
Bank of America
Merrill Lynch
Citigroup
Morgan Stanley
Goldman, Sachs
& Co.
J.P. Morgan
Securities
BNP PARIBAS
Deutsche Bank
Securities
Mizuho
Securities
Regions
Securities LLC
Scotiabank
 Sun Trust
Robinson
Humphrey
Wells Fargo
Securities
COMMERZBANK
Drexel Hamilton
FTN Financial
Securities Corp
HSBC
KBC Securities
USA
Fifth Third
Securities
PNC Capital
Markets LLC
SMBC Nikko
Standard
Charted Bank
MUFG
US Bankcorp
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup
Sector or Industry:
Transportation
Date of First Offering:
01-06-2015
Ratings:
Baa1	BBB	NR
Maturity Date:
2/1/2035
Coupon:
3.90%
Unit Price:
$99.542
Underwriting Spread per Unit:
0.875%
Gross Spread as a % of Price:
0.879%
Yield:
3.933%
Yield to Maturity:
3.933%
Principal Amount of Offering:
$497,710,000.00
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

   6.000%



LIST EACH PARTICIPATING FUND - THIS INFORMATION WILL BE DISPLAYED
 IN THE FOLLOWING ORDER THROUGHOUT THE REMAINDER OF THE
 ITEM 77O EXHIBIT:

  PI LLC FUND NAME
  Percent of Offering Purchased by Fund
  Dollar Value of Offering Purchased by Fund


AST BlackRock Global Strategies Portfolio
0.1070%
$532,549.70






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.1070%
$532,549.70


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Ventas Realty LP 92277GAE7
Trade Date
01/07/2015
List of Underwriters
(Gs) Goldman, Sachs & Co.
Barclays Capital Inc.
Bb&T Capital Markets
Bbva Securities Inc.
Citigroup Global Markets Inc.
Credit Agricole Securities
(Usa) Inc.
Credit Suisse Securities (Usa)
Llc
Fifth Third Securities, Inc.
J.P. Morgan Securities Llc
Jefferies Llc
Merrill Lynch, Pierce, Fenner &
Smith, Incorporated
Mitsubishi Ufj Securities
(Usa), Inc.
Morgan Stanley & Co. Llc
Rbc Capital Markets, Llc
Rbs Securities Inc.
Td Securities Usa Llc
Ubs Securities Llc
Wells Fargo Securities, Llc
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Merrill Lynch, Pierce, Fenner &
Smith, Incorporated
Sector or Industry:
Real Estate
Date of First Offering:
01/07/2015
Ratings:
SP:BBB+/ MD:Baa1/ FT:BBB+
Maturity Date:
02/01/2025
Coupon:
3.500%
Unit Price:
$99.663
Underwriting Spread per Unit:
0.650
Gross Spread as a % of Price:
0.6522%
Yield:
3.512%
Yield to Maturity:
3.500%
Principal Amount of Offering:
$600,000,000
Subordination Features:
Sr Unsecured
Years of Continued Operation:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

5.3334%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.2083%
$1,245,787.50






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.2083%
$1,245,787.50


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
American International Group,
Inc. (2055)  026874DB0
Trade Date
01-12-2015
List of Underwriters
Citigroup
J.P. Morgan
U.S. Bancorp
Wells Fargo
Securities
BNP PARIBUS
Deutsche Bank
Securities
HSBC
Morgan Stanley
ANZ Securities
Lloyds
Securities
Mizuho
Securities
nabSecurities,
LLC
Santander
Scotiabank
SMBC Nikko
Standard
Chartered Bank
UniCredit
Capital Markets
ING
Natixis
PNC Capital
Markets LLC
Sandler O'Neill
+ Partners,
L.P.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup Global Markets Inc.
Sector or Industry:
Life Insurance
Date of First Offering:
01-12-2015
Ratings:
Baa1	A-	BBB+
Maturity Date:
1/15/2055
Coupon:
4.375%
Unit Price:
$99.550
Underwriting Spread per Unit:
0.875%
Gross Spread as a % of Price:
0.878%
Yield:
4.399%
Yield to Maturity:
4.399%
Principal Amount of Offering:
$796,400,000.00
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

   9.140%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


 AST BlackRock/Loomis Sayles Bond
Portfolio
0.1401%
$1,115,955.50






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.1401%
$1,115,955.50




10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
American International Group,
Inc. (2035)   026874DC8
Trade Date
01-12-2015
List of Underwriters
Citigroup
J.P. Morgan
U.S. Bancorp
Wells Fargo
Securities
BNP PARIBUS
Deutsche Bank
Securities
HSBC
Morgan Stanley
ANZ Securities
Lloyds
Securities
Mizuho
Securities
nabSecurities,
LLC
Santander
Scotiabank
SMBC Nikko
Standard
Chartered Bank
UniCredit
Capital Markets
ING
Natixis
PNC Capital
Markets LLC
Sandler O'Neill
+ Partners,
L.P.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
U.S. Bancorp
Sector or Industry:
Life Insurance
Date of First Offering:
01-12-2015
Ratings:
Baa1	A-	BBB+
Maturity Date:
1/15/2035
Coupon:
3.875%
Unit Price:
$99.669
Underwriting Spread per Unit:
0.875%
Gross Spread as a % of Price:
0.899%
Yield:
3.899%
Yield to Maturity:
3.870%
Principal Amount of Offering:
$1,196,028,000.00
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

     5.250%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


 AST BlackRock/Loomis Sayles Bond
Portfolio
0.0513%

$613,961.04






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0513%

$613,961.04









10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Open Text Corporation (2023)
683715AA4
Trade Date
01-12-2015
List of Underwriters
Barclays
Morgan Stanley
RBC Capital Markets
Citigroup
BMO Capital Markets
CIBC
HSBC
J.P. Morgan
MUFG
National Bank of Canada
Financial Markets
PNC Capital Markets LLC
Scotiabank
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Barclays
Sector or Industry:
Technology
Date of First Offering:
01-12-2015
Ratings:
Ba2	BB	NR
Maturity Date:
1/15/2023
Coupon:
5.625%
Unit Price:
$100.000
Underwriting Spread per Unit:
1.500%
Gross Spread as a % of Price:
1.500%
Yield:
5.625%
Yield to Maturity:
5.625%
Principal Amount of Offering:
$800,000,000.00
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

     12.500%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.1117%
$894,000.00






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.1117%
$894,000.00







10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Open Text Corporation (OTC CN
5.625% 01/15/23 144A); Cusip
683715AA4
Trade Date
01/12/2015
List of Underwriters
Barclays Capital
 Citigroup Global Markets Inc.
 Morgan Stanley
 RBC Capital Markets
 BMO Capital Markets
 CIBC
 HSBC Securities
 J.P. Morgan Securities LLC
 Mitsubishi UFJ Securities USA
Inc.
 National Bank of Canada (US)
 PNC Capital Markets
 Scotia Capital Inc.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Barclays Capital Inc.
Sector or Industry:
Software & Services
Date of First Offering:
01/12/2015
Ratings:
Moody's Ba2; S&P BB; Composite
BB
Maturity Date:
01/15/2023
Coupon:
5.625%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.50
Gross Spread as a % of Price:
1.50%
Yield:
5.448%
Yield to Maturity:
4.973%
Principal Amount of Offering:
$800,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

2.12%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Strategic Opportunities
Portfolio
0.0025%
$20,000
AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0288%
$230,000



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0313%
$250,000







10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
HCA Inc (HCA 5.375% 02/01/25)
Cusip 404119BR9
Trade Date
01/13/2015
List of Underwriters
Wells Fargo Securities
 Barclays
 BofA Merrill Lynch
 Citigroup
 Credit Suisse
 Deutsche Bank Securities
 Goldman, Sachs & Co.
 J.P. Morgan Securities LLC
 Morgan Stanley
 RBC Capital Markets
 SunTrust Robinson Humphrey
 UBS Investment Bank
 Credit Agricole CIB
 Fifth Third Securities
 Mizuho Securities
 SMBC Nikko
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Wells Fargo Advisors
Sector or Industry:
Health Care
Date of First Offering:
01/13/2015
Ratings:
Moody's B2; S&P B+; Fitch BB-;
Composite B+
Maturity Date:
02/01/2025
Coupon:
5.375%
Unit Price:
$100.000
Underwriting Spread per Unit:
1.00%
Gross Spread as a % of Price:
1.00%
Yield:
5.212%
Yield to Maturity:
4.969%
Principal Amount of Offering:
$1,000,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

4.57%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0075%
$75,000
AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0562%
$562,000



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0637%
$637,000






10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
SunCoke Energy Partners, LP &
SunCoke Energy Partners Finance
Corp (SXCP 7.375% 02/01/20
144A)
Cusip 86723CAE8
Trade Date
01/13/2015
List of Underwriters
Barclays Capital
 Citigroup Global Markets Inc.
 Credit Suisse Securities USA
LLC
 Goldman Sachs
 J.P. Morgan Securities LLC
 Royal Bank of Scotland
 Merrill Lynch Pierce Fenner
 RBS Securities Inc.
 Wells Fargo Securities LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Barclays Capital Inc.
Sector or Industry:
Metals & Mining
Date of First Offering:
01/13/2015
Ratings:
Moody's B1; S&P BB-; Composite
B+
Maturity Date:
02/01/2020
Coupon:
7.375%
Unit Price:
$102.000
Underwriting Spread per Unit:
1.50
Gross Spread as a % of Price:
1.47%
Yield:
7.091%
Yield to Maturity:
6.191%
Principal Amount of Offering:
$204,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

4.51%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Strategic Opportunities
Portfolio
0.0075%
$15,300
AST J.P. Morgan Global Thematic Portfolio
0.0140%
$28,560
AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0875%
$178,500



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.1090%
$222,360







10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Level 3 Financing Inc (LVLT
5.625% 02/01/23 144A)
Cusip 527298BB8
Trade Date
01/14/2015
List of Underwriters
Citigroup Global Markets Inc.
 Bank of America Merrill Lynch
 Barclays Capital
 Goldman Sachs
 Jefferies & Co.
 J.P. Morgan Securities LLC
 Morgan Stanley
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup Global Markets
Sector or Industry:
Communications
Date of First Offering:
01/14/2015
Ratings:
Moody's B3; S&P B; Fitch BB;
Composite B
Maturity Date:
02/01/2023
Coupon:
5.625%
Unit Price:
$100.000
Underwriting Spread per Unit:
1.50
Gross Spread as a % of Price:
1.50%
Yield:
5.545%
Yield to Maturity:
5.284%
Principal Amount of Offering:
$500,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

7.48%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Strategic Opportunities
Portfolio
0.0216%
$108,000






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0216%
$108,000













10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Targa Resources Partners LP
(NGLS 5.25% 01/15/18 144A)
Cusip 87612BAS1
Trade Date
01/15/2015
List of Underwriters
Barclays Capital
 J.P. Morgan Securities LLC
 Merrill Lynch Perce Fenner
 Morgan Stanley & Co Inc.
 RBS Securities Inc.
 BBVA Securities Inc.
 Capital One Securities Inc.
 Goldman Sachs
 ING Financial Markets LLC
 PNC Capital Markets
 SMBC Nikko Securities America
 BNP Paribas Securities Corp
 Credit Agricole Securities USA
 Mitsubishi UFJ Securities USA
 Mizuho Securities USA Inc.
 SunTrust Robinson Humphrey
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Pipeline
Date of First Offering:
01/15/2015
Ratings:
Moody's Ba2; S&P BB+; Composite
BB
Maturity Date:
01/15/2018
Coupon:
5.25%
Unit Price:
$100.000
Underwriting Spread per Unit:
0.750
Gross Spread as a % of Price:
0.750%
Yield:
4.832%
Yield to Maturity:
3.571%
Principal Amount of Offering:
$1,100,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

1.78%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0055%
$61,000
AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0352%
$387,000



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0407%
$448,000




10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Valeant Pharmaceuticals (VRX CN
5.50% 03/01/23 144A)
Cusip 91911KAE2
Trade Date
01/15/2015
List of Underwriters
Barclays Capital
 Deutsche Bank Securities Inc.
 DNB NOR Markets Inc.
 HSBC Securities
 Mitsubishi UFJ Securities USA
Inc
 Morgan Stanley
 RBC Capital Markets
 Citigroup Global Markets Inc.
 J.P. Morgan Securities LLC
 SunTrust Robinson Humphrey
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Barclays Capital Inc
Sector or Industry:
Pharmaceuticals
Date of First Offering:
01/15/2015
Ratings:
Moody's B1; S&P B; Composite B
Maturity Date:
03/01/2023
Coupon:
5.50%
Unit Price:
$100.000
Underwriting Spread per Unit:
0.85
Gross Spread as a % of Price:
0.850%
Yield:
5.500%
Yield to Maturity:
5.496%
Principal Amount of Offering:
$1,000,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

3.28%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0050%
$50,000
AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0380%
$380,000



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0430%
$430,000












10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
The Goldman Sachs Group, Inc.
(2020)     38148LAA4
Trade Date
01-20-2015
List of Underwriters
Goldman, Sachs
& Co.
ABN AMRO
BB&T Capital
Markets
Capital One
Securities
Fifth Third
Securities
ING
KeyBanc Capital
Markets
Lloyds
Securities Inc.
Mizuho
Securities
PNC Capital
Markets LLC
RBC Capital
Markets
Santander
Scotiabank
SMBC Nikko
Standard
Chartered Bank
SunTrust
Robinson
Humphrey
TD Securities
Bancorp
Drexel Hamilton
Mischler
Financial
Group, Inc.
Ramirez &
Company, Inc.
The Williams
Capital Group,
L.P.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Goldman, Sachs & Co.
Sector or Industry:
Banking
Date of First Offering:
01-20-2015
Ratings:
Baa1	A-	A
Maturity Date:
4/23/2020
Coupon:
2.600%
Unit Price:
$99.812
Underwriting Spread per Unit:
0.350%
Gross Spread as a % of Price:
0.350%
Yield:
2.639%
Yield to Maturity:
2.639%
Principal Amount of Offering:
$998,120,000.00
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]


12.500%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock/Loomis Sayles Bond Portfolio
0.1656%
$1,652,886.72






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.1656%
$1,652,886.72



10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
The Goldman Sachs Group, Inc.
(2025) 38148LAC0
Trade Date
01-20-2015
List of Underwriters
Goldman, Sachs
& Co.
ABN AMRO
BB&T Capital
Markets
Capital One
Securities
Fifth Third
Securities
ING
KeyBanc
Capital
Markets
Lloyds
Securities
Inc.
Mizuho
Securities
PNC Capital
Markets LLC
RBC Capital
Markets
Santander
Scotiabank
SMBC Nikko
Standard
Chartered Bank
SunTrust
Robinson
Humphrey
TD Securities
Bancorp
Drexel
Hamilton
Mischler
Financial
Group, Inc.
Ramirez &
Company, Inc.
The Williams
Capital Group,
L.P.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Goldman, Sachs & Co.
Sector or Industry:
Banking
Date of First Offering:
01-20-2015
Ratings:
Baa1	A-	A
Maturity Date:
1/23/2025
Coupon:
3.500%
Unit Price:
$99.958
Underwriting Spread per Unit:
0.450%
Gross Spread as a % of Price:
0.450%
Yield:
3.464%
Yield to Maturity:
3.464%
Principal Amount of Offering:
$1,699,286,000.00
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

     8.235%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


 AST BlackRock/Loomis Sayles Bond
Portfolio
0.0460%
$781,671.56



Total Purchased for Prudential Funds which
Sub-Adviser Manages


Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0460%
$781,671.56





10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
HealthSouth Corp (HLS 5.75%
11/01/24) Cusip 421924BK6
Trade Date
01/20/2015
List of Underwriters
BofA Merrill Lynch
 Barclays
 Citigroup
 Goldman, Sachs & Co.
 J.P. Morgan Securities LLC
 Morgan Stanley
 RBC Capital Markets
 Regions Securities LLC
 SunTrust Robinson Humphrey
 Wells Fargo Securities
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup Global Markets
Sector or Industry:
Health Care
Date of First Offering:
01/20/2015
Ratings:
Moody's Ba3; S&P BB-; Composite
BB-; EJR BBB-
Maturity Date:
11/01/2024
Coupon:
5.75%
Unit Price:
$102.000
Underwriting Spread per Unit:
1.800%
Gross Spread as a % of Price:
1.76%
Yield:
5.535%
Yield to Maturity:
4.948%
Principal Amount of Offering:
$408,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

4.47%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0175%
$71,400
AST High Yield Portfolio (J.P. Morgan
sleeve)
0.1370%
$558,960



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.1545%
$630,360











10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Laboratory Corporation of
America Holdings (2022)
50540RAP7
Trade Date
01-21-2015
List of Underwriters
Bank of America Merril Lynch
Wells Fargo Securities
Credit Suisse
Barclays
KeyBanc Capital Markets
MUFG
PNC Capital Markets LLC
TD Securities
US Bancorp
BNY Mellon Capital Markets LLC
Credit Agricole CIB
Fifth Third Securities
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Wells Fargo Securities, LLC
Sector or Industry:
Healthcare
Date of First Offering:
01-21-2015
Ratings:
Baa2	BBB	NR
Maturity Date:
2/1/2022
Coupon:
3.200%
Unit Price:
$99.919
Underwriting Spread per Unit:
0.625%
Gross Spread as a % of Price:
0.625%
Yield:
3.213%
Yield to Maturity:
3.213%
Principal Amount of Offering:
$499,595,000.00
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

      4.000%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.0890%

$444,639.55






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0890%

$444,639.55






10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Laboratory Corporation of
America Holdings (2025)
50540RAQ5
Trade Date
01-21-2015
List of Underwriters
Bank of America Merril Lynch
Wells Fargo Securities
Credit Suisse
Barclays
KeyBanc Capital Markets
MUFG
PNC Capital Markets LLC
TD Securities
US Bancorp
BNY Mellon Capital Markets LLC
Credit Agricole CIB
Fifth Third Securities
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Wells Fargo Securities, LLC.
Sector or Industry:
Healthcare
Date of First Offering:
01-21-2015
Ratings:
Baa2	BBB	NR
Maturity Date:
2/1/2025
Coupon:3
3.600%
Unit Price:
$99.850
Underwriting Spread per Unit:
0.650%
Gross Spread as a % of Price:
0.050%
Yield:
3.618%
Yield to Maturity:
3.618%
Principal Amount of Offering:
$998,500,000.00
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

      3.500%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.0265%
$264,602.50






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0265%
$264,602.50








10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Laboratory Corporation of
America Holdings (2020)
50540RAR3
Trade Date
01-21-2015
List of Underwriters
Bank of America Merril Lynch
Wells Fargo Securities
Credit Suisse
Barclays
KeyBanc Capital Markets
MUFG
PNC Capital Markets LLC
TD Securities
US Bancorp
BNY Mellon Capital Markets LLC
Credit Agricole CIB
Fifth Third Securities
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Bank of America Merrill Lynch
Sector or Industry:
Healthcare
Date of First Offering:
01-21-2015
Ratings:
Baa2	BBB	NR
Maturity Date:
2/1/2020
Coupon:
2.625%
Unit Price:
$99.888
Underwriting Spread per Unit:
0.600%
Gross Spread as a % of Price:
0.600%
Yield:
2.649%
Yield to Maturity:
2.649%
Principal Amount of Offering:
$499,440,000.00
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

      3.000%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


 AST BlackRock/Loomis Sayles Bond
Portfolio
0.1648%
$823,077.12



Total Purchased for Prudential Funds which
Sub-Adviser Manages


Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.1648%
$823,077.12





10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Speedway Motorsports Inc (TRK
5.125% 02/01/23 144A)
Cusip 847788AS5
Trade Date
01/22/2015
List of Underwriters
BofA Merrill Lynch
J.P. Morgan Securities LLC
 SunTrust Robinson Humphrey
 Wells Fargo
 US Bancorp
 Comerica Inc.
 Fifth Third Bank
 PNC Bank
 Regions Financial
 TD Securities
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Entertainment Resources
Date of First Offering:
01/22/2015
Ratings:
Moody's Ba2; S&P BB+; Composite
BB
Maturity Date:
02/01/2023
Coupon:
5.125%
Unit Price:
$100.000
Underwriting Spread per Unit:
1.59
Gross Spread as a % of Price:
1.59%
Yield:
5.022
Yield to Maturity:
4.719
Principal Amount of Offering:
$200,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

6.72%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0275%
$55,000
AST High Yield Portfolio (J.P. Morgan
sleeve)
0.1675%
$335,000



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.1950%
$390,000










10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
HJ Heinz Company (HNZ 4.875%
02/15/25 144A)
Cusip 423074AS2
Trade Date
01/26/2015
List of Underwriters
Barclays Capital
 J.P. Morgan Securities LLC
 Wells Fargo Securities LLC
 Banco Itau BBA
 BB Securities
 Bradesco BBI SA
 Citigroup Inc.
 Credit Agricole CIB
 Credit Suisse
 Goldman Sachs
 HSBC Securities
 Mitsubishi UFJ Securities USA
Inc.
 Morgan Stanley
 PNC Capital Markets
 Rabo Securities
 RBC Capital Markets
 Standard Chartered Bank
 UBS Investment Bank
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Wells Fargo Advisors
Sector or Industry:
Food & Beverage
Date of First Offering:
01/26/2015
Ratings:
Moody's B1; S&P BB; Fitch BB;
Composite BB-
Maturity Date:
02/15/2025
Coupon:
4.875%
Unit Price:
$100.00
Underwriting Spread per Unit:
0.75
Gross Spread as a % of Price:
0.75%
Yield:
4.893%
Yield to Maturity:
4.922%
Principal Amount of Offering:
$2,000,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

1.91%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Strategic Opportunities
Portfolio
0.0015%
$30,000
AST J.P. Morgan Global Thematic Portfolio
0.0030%
$60,000
AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0178%
$355,000



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0223%
$445,000


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
H. J. Heinz Company (2025)
423074AS2
Trade Date
01-26-2015
List of Underwriters
Wells Fargo Securities
 J.P. Morgan
Barclays
Citigroup
 RBC Capital Markets
 HSBC
 Morgan Stanley
 UBS Securities Bank
 BB Securities
Bradesco BBI
 Credit Agricole CIB
 Credit Suisse
Goldman, Sachs & Co.
Itau BBA
 MUFG
 PNC Capital Markets LLC
Rabo Securities
 Standard Chartered Bank
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Wells Fargo Securities
Sector or Industry:
Food and Beverage
Date of First Offering:
01-26-2015
Ratings:
B1	BB	BB
Maturity Date:
2/15/2025
Coupon:
4.875%
Unit Price:
$100.00
Underwriting Spread per Unit:
0.750%
Gross Spread as a % of Price:
0.750%
Yield:
4.875%
Yield to Maturity:
4.875%
Principal Amount of Offering:
$2,000,000,000.00
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

      3.000%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.0150%
$300,000.00



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0150%
$300,000.00


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Penske Truck Leasing Co., L.P.
and PTL Finance Corporation.
(2022)       709599AS3
Trade Date
01-26-2015
List of Underwriters
Bank of America Merrill Lynch
J.P. Morgan
Wells Fargo Securities
Mizuho Securities
RBS
Comerica Securities
Fifth Third Securities
MUFG
PNC Capital Markets LLC
RBC Capital Markets
Santander
Scotiabank
SMBC Nikko
The Huntington Investment
Company
U.S. Bancorp
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
J.P. Morgan Securities LLC.
Sector or Industry:
Transportation Services
Date of First Offering:
01-26-2015
Ratings:
Baa3	BBB-	BBB+
Maturity Date:
2/1/2022
Coupon:
3.375%
Unit Price:
$99.957
Underwriting Spread per Unit:
0.525%
Gross Spread as a % of Price:
0.525%
Yield:
3.537%
Yield to Maturity:
3.537%
Principal Amount of Offering:
$899,613,000.00
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

      8.333%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


 AST BlackRock/Loomis Sayles Bond
Portfolio
0.1583%
$1,424,387.25






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.1583%
$1,424,387.25




10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Union Pacific Corporation
(2035) 907818EB0
Trade Date
01-26-2015
List of Underwriters
Barclays
Citigroup
Credit Suisse
Morgan Stanley
J.P. Morgan
Bank of America Merrill Lynch
Wells Fargo Securities
MUFG
SunTrust Robinson Humphrey
U.S. Bancorp
BNY Mellon Capital Markets
Loop Capital Markets LLC
Mizuho Securities
PNC Capital Markets LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Credit Suisse
Sector or Industry:
Railroads
Date of First Offering:
01-26-2015
Ratings:
A3	A	NR
Maturity Date:
2/1/2035
Coupon:
3.375%
Unit Price:
$99.697
Underwriting Spread per Unit:
0.875%
Gross Spread as a % of Price:
0.877%
Yield:
3.396%
Yield to Maturity:
3.396%
Principal Amount of Offering:
$448,636,500.00
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

     5.111%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


 AST BlackRock/Loomis Sayles Bond
Portfolio
0.0393%
$176,463.69



Total Purchased for Prudential Funds which
Sub-Adviser Manages


Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0393%
$176,463.69






10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Union Pacific Corporation
(2055)  907818EC8
Trade Date
01-26-2015
List of Underwriters
Barclays
Citigroup
Credit Suisse
Morgan Stanley
J.P. Morgan
Bank of America Merrill Lynch
Wells Fargo Securities
MUFG
SunTrust Robinson Humphrey
U.S. Bancorp
BNY Mellon Capital Markets, LLC
Loop Capital Markets LLC
Mizuho Securities
PNC Capital Markets LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Credit Suisse
Sector or Industry:
Railroads
Date of First Offering:
01-26-2015
Ratings:
A3	A	NR
Maturity Date:
2/1/2055
Coupon:
3.875%
Unit Price:
$99.576
Underwriting Spread per Unit:
0.875%
Gross Spread as a % of Price:
0.878%
Yield:
3.896%
Yield to Maturity:
3.896%
Principal Amount of Offering:
$448,092,000.00
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

     5.111%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


 AST BlackRock/Loomis Sayles Bond
Portfolio
0.0491%
$220,062.96



Total Purchased for Prudential Funds which
Sub-Adviser Manages


Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0491%
$220,062.96




10f-3 xhibit		Compliance Detail

Issuer Name + CUSIP #
Citigroup Inc. (2018)
172967JH5
Trade Date
1-29-2015
List of Underwriters
Citigroup
J.P. Morgan
U.S. Bancorp
Wells Fargo
Securities
BNP PARIBUS
Deutsche Bank
Securities
HSBC
Morgan Stanley
ANZ Securities
Lloyds
Securities
Mizuho
Securities
nabSecurities,
LLC
Santander
Scotiabank
SMBC Nikko
Standard
Chartered Bank
UniCredit
Capital Markets
ING
Natixis
PNC Capital
Markets LLC
Sandler O'Neill
+ Partners,
L.P.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup
Sector or Industry:
Banking
Date of First Offering:
1-29-2015
Ratings:
Baa2	A-	A
Maturity Date:
2/5/2018
Coupon:
1.800%
Unit Price:
$99.924
Underwriting Spread per Unit:
0.250%
Gross Spread as a % of Price:
0.250%
Yield:
1.824%
Yield to Maturity:
1.824%
Principal Amount of Offering:
$1,998,480,000.00
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

     21.874%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


Advanced Series Trust - AST
BlackRock/Loomis Sayles Bond Portfolio
0.0899%
$1,796,633.52



Total Purchased for Prudential Funds which
Sub-Adviser Manages


Total Percent Purchased by all PI LLC
Funds and private advisory accounts over which subadviser has investment discretion





10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Micron Technology Inc (MU 5.25%
08/01/23 144A)
Cusip 595112BD4
Trade Date
01/29/2015
List of Underwriters
Credit Suisse Securities USA
LLC
 Goldman Sachs
 Morgan Stanley
 BofA Merrill Lynch
 Citigroup Global Markets Inc.
 HSBC Securities
 J.P. Morgan Securities LLC
 BNP Paribas
 DBS Bank
 ING Groep NV
 Mitsubishi UFJ Securities USA
Inc.
 RBS Securities Corp
 Standard Chartered Bank
 Wells Fargo Securities LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Goldman Sachs & Co
Sector or Industry:
Semiconductors
Date of First Offering:
01/29/2015
Ratings:
Moody's Ba3; S&P BB; Composite
BB-
Maturity Date:
08/01/2023
Coupon:
5.25%
Unit Price:
$100.000
Underwriting Spread per Unit:
0.70
Gross Spread as a % of Price:
0.700%
Yield:
5.214%
Yield to Maturity:
5.111%
Principal Amount of Offering:
$1,000,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

2.64%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Strategic Opportunities
Portfolio
0.0022%
$22,000
AST J.P. Morgan Global Thematic Portfolio
0.0045%
$45,000
AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0244%
$244,000



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0311%
$311,000





10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Shake Shack Inc. 819047101
Trade Date
01/29/2015
List of Underwriters
(GS) Goldman, Sachs & Co.
Barclays Capital Inc.
J.P. Morgan Securities LLC
Jefferies LLC
Morgan Stanley & Co. LLC
Stifel, Nicolaus & Company,
Incorporated
William Blair & Company, L.L.C.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Morgan Stanley & Co. LLC
Sector or Industry:
Specialty Eateries / Services
Date of First Offering:
01/29/2015
Ratings:
N/A
Maturity Date:
N/A
Coupon:
N/A
Unit Price:
$21.000
Underwriting Spread per Unit:
1.470
Gross Spread as a % of Price:
7.000%
Yield:
N/A
Yield to Maturity:
N/A
Principal Amount of Offering:
$105,000,000
Subordination Features:
COMMON STOCK
Years of Continued Operation:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

1.0241%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Small-Cap Value
Portfolio
0.0845%
$88,704.00
PSF SP Goldman Sachs Small Cap Portfolio
(Goldman sleeve)
0.0114%
$11,928.00
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0959%
$100,632.00
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0959%
$100,632.00











10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Altice Financing SA (ALTICE
6.625% 02/15/2023 144A)
Cusip 02154CAD5
Trade Date
01/30/2015
List of Underwriters
Banca IMI
 BNP Paribas
 Citi
 Credit Agricole CIB
 Credit Suisse
 Deutsche Bank
 Goldman Sachs
 HSBC Bank PLC
 J.P. Morgan Securities LLC
 Morgan Stanley
 Nomura
 RBC Europe Ltd
 Societe Generale
 UniCredit
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Goldman Sachs & Co
Sector or Industry:
Communications
Date of First Offering:
01/30/2015
Ratings:
Moody's B1; S&P BB-; Composite
B+
Maturity Date:
02/15/2023
Coupon:
6.625%
Unit Price:
$100.000
Underwriting Spread per Unit:
1.400
Gross Spread as a % of Price:
1.400%
Yield:
6.495%
Yield to Maturity:
6.210%
Principal Amount of Offering:
$2,060,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

2.11%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Strategic Opportunities
Portfolio
0.0097%
$200,000
AST J.P. Morgan Global Thematic Portfolio
0.0097%
$200,000
AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0230%
$473,000



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0424%
$873,000





10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Altice Finco SA (ALTICE 7.625%
02/15/2025 144A)
Cusip 02154EAD1
Trade Date
01/30/2015
List of Underwriters
Banca IMI
 BNP Paribas
 Citi
 Credit Agricole CIB
 Credit Suisse
 Deutsche Bank
 Goldman Sachs
 HSBC Bank PLC
 J.P. Morgan Securities LLC
 Morgan Stanley
 Nomura
RBC Europe Ltd
 Societe Generale
 UniCredit
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Goldman Sachs & Co
Sector or Industry:
Communications
Date of First Offering:
01/30/2015
Ratings:
Moody's B3; S&P B-; Composite
B-
Maturity Date:
02/15/2025
Coupon:
7.625%
Unit Price:
$100.000
Underwriting Spread per Unit:
1.400
Gross Spread as a % of Price:
1.400%
Yield:
7.531%
Yield to Maturity:
7.407%
Principal Amount of Offering:
$385,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

1.14%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0519%
$200,000
AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0519%
$200,000



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.1038%
$400,000







10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Altice SA (ATC NA 7.625%
02/15/2025 144A)
Cusip 02154VAB7
Trade Date
01/30/2015
List of Underwriters
Banca IMI
 BNP Paribas
 Citgroup Global Markets Inc.
 Credit Agricole Securities USA
 Credit Suisse Securities LLC
 Deutsche Bank Securities Inc.
 Goldman Sachs
 HSBC Securities
 J.P. Morgan Securities LLC
 Morgan Stanley
 Nomura Securities
International
 RBC Capital Markets
 Societe Generale
 UniCredit Italiano New York
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Goldman Sachs & Co
Sector or Industry:
Communications
Date of First Offering:
01/30/2015
Ratings:
Moody's B3; S&P B; Composite B-
Maturity Date:
02/15/2025
Coupon:
7.625%
Unit Price:
$100.000
Underwriting Spread per Unit:
1.400
Gross Spread as a % of Price:
1.400%
Yield:
7.606%
Yield to Maturity:
7.576%
Principal Amount of Offering:
$1,480,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

1.09%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0135%
$200,000
AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0135%
$200,000



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0270%
$400,000



10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Netflix Inc. (NFLX 5.50%
02/15/2022 144A)
Cusip 64110LAH9
Trade Date
02/02/2015
List of Underwriters
Goldman Sachs
 J.P. Morgan Securities LLC
 Morgan Stanley
 Allen & Co
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Morgan Stanley & Co.
Sector or Industry:
Consumer Discretionary
Date of First Offering:
02/02/2015
Ratings:
Moody's B1; S&P B+; Composite
B+
Maturity Date:
02/15/2022
Coupon:
5.50%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.00
Gross Spread as a % of Price:
1.00%
Yield:
5.201%
Yield to Maturity:
4.504%
Principal Amount of Offering:
$700,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

1.30%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0036
$25,000
AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0471
$330,000



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0507
$355,000


















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Netflix Inc (NFLX 5.875
02/15/2025 144A)
Cusip 64110LAK2
Trade Date
02/02/2015
List of Underwriters
Goldman Sachs
J.P. Morgan Securities LLC
 Morgan Stanley
Allen & Co
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Morgan Stanley & Co
Sector or Industry:
Consumer Discretionary
Date of First Offering:
02/02/2015
Ratings:
Moody's B1; S&P B+; Composite
B+
Maturity Date:
02/15/2025
Coupon:
5.875%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.00
Gross Spread as a % of Price:
1.00%
Yield:
5.504%
Yield to Maturity:
4.992%
Principal Amount of Offering:
$800,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

1.38%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0031
$25,000
AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0413
$330,000



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0444
$355,360

















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
GATX Corporation (2020)
361448AV5
Trade Date
02-03-2015
List of Underwriters
Bank of America Merrill Lynch
Citigroup
Morgan Stanley
Mizuho Securities
U.S. Bancorp
Wells Fargo Securities
BMO Capital Markets
KeyBanc Capital Markets
Loop Capital Markets
PNC Capital Markets LLC
The Williams Capital Group,
L.P.
BNY Mellon Capital Markets, LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Bank of America MERRILL LYNCH
Sector or Industry:
Finance Companies
Date of First Offering:
02-03-2015
Ratings:
Baa2	BBB	NR
Maturity Date:
3/30/2020
Coupon:
2.600%
Unit Price:
$100.838
Underwriting Spread per Unit:
0.600%
Gross Spread as a % of Price:
0.595%
Yield:
2.423%
Yield to Maturity:
2.423%
Principal Amount of Offering:
$100,838,000.00
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

     7.000%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock/Loomis Sayles Bond Portfolio
0.8300%
$836,955.40



Total Purchased for Prudential Funds which
Sub-Adviser Manages


Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.8300%
$836,955.40








10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Family Tree Escrow LLC (DLTR
5.75% 03/01/2023 144A)
Cusip 30706VAA3
Trade Date
02/06/2015
List of Underwriters
BofA Merrill Lynch
J.P. Morgan Securities LLC
RBC Capital Markets
US Bancorp Investments Inc.
Wells Fargo Securities LLC
SunTrust Robinson Humphrey
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Wells Fargo Advisors
Sector or Industry:
Mass Merchants
Date of First Offering:
02/06/2015
Ratings:
Moody's Ba3; S&P B+; Composite
B+
Maturity Date:
03/01/2023
Coupon:
5.75%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.29
Gross Spread as a % of Price:
1.29%
Yield:
5.450%
Yield to Maturity:
4.660%
Principal Amount of Offering:
$2,500,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

0.83%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0015
$37,000
AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0090
$225,000



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0105
$262,000















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Casella Waste Systems, Inc.
(CWST 7.75% 02/15/2019)
Cusip 147448AJ3
Trade Date
02/09/2015
List of Underwriters
BofA Merrill Lynch
 J.P. Morgan Securities LLC
 Comerica Securities
 Raymond James
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Waste & Environment Services
Date of First Offering:
02/09/2015
Ratings:
Moody's Caa1; S&P NA; Composite
NR
Maturity Date:
02/15/2019
Coupon:
7.75%
Unit Price:
$99.25
Underwriting Spread per Unit:
2.00
Gross Spread as a % of Price:
2.01%
Yield:
7.751%
Yield to Maturity:
7.745%
Principal Amount of Offering:
$60,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

7.79%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0744
$44,663






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0744
$44,663
















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Microsoft Corp 594918BB9
Trade Date
02/09/2015
List of Underwriters
(Gs) Goldman, Sachs & Co.
Barclays Capital Inc.
Castleoak Securities, L.P.
Citigroup Global Markets Inc.
Drexel Hamilton, Llc
Hsbc Securities (Usa) Inc.
J.P. Morgan Securities Llc
Lebenthal & Co., Llc
Loop Capital Markets L.L.C.
Merrill Lynch, Pierce, Fenner &
Smith, Incorporated
Rbs Securities Inc.
Samuel A. Ramirez & Company,
Inc.
Wells Fargo Securities, Llc
Williams Capital Group L.P.
(The)
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
GOLDMAN, SACHS & CO.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BARCLAYS CAPITAL INC.
Sector or Industry:
SOFTWARE & SERVICES
Date of First Offering:
02/09/2015
Ratings:
SP:AAA/ MD:Aaa/ FT:AA+
Maturity Date:
02/12/2025
Coupon:
2.700%
Unit Price:
$99.7910
Underwriting Spread per Unit:
0.450
Gross Spread as a % of Price:
0.4509%
Yield:
2.706%
Yield to Maturity:
2.700%
Principal Amount of Offering:
$2,250,000,000
Subordination Features:
Sr Unsecured
Years of Continued Operation:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

2.7556%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.0422%
$948,014.50






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0422%
$948,014.50








10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Microsoft Corp 594918BD5
Trade Date
02/09/2015
List of Underwriters
(Gs) Goldman, Sachs & Co.
Barclays Capital Inc.
Castleoak Securities, L.P.
Citigroup Global Markets Inc.
Drexel Hamilton, Llc
Hsbc Securities (Usa) Inc.
J.P. Morgan Securities Llc
Lebenthal & Co., Llc
Loop Capital Markets L.L.C.
Merrill Lynch, Pierce, Fenner &
Smith, Incorporated
Rbs Securities Inc.
Samuel A. Ramirez & Company,
Inc.
Wells Fargo Securities, Llc
Williams Capital Group L.P.
(The)
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Barclays Capital Inc.
Sector or Industry:
Software & Services
Date of First Offering:
02/09/15
Ratings:
SP:AAA/ MD:Aaa/ FT:AA+
Maturity Date:
02/12/45
Coupon:
3.7500%
Unit Price:
$99.447
Underwriting Spread per Unit:
0.875
Gross Spread as a % of Price:
0.8799%
Yield:
3.7710%
Yield to Maturity:
3.750%
Principal Amount of Offering:
$1,750,000,000
Subordination Features:
Sr Unsecured
Years of Continued Operation:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

5.5429%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Strategic Income
Portfolio
0.0557%
$969,608.25






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0557%
$969,608.25







10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Deutsche Bank AG, London Branch
(2018) 25152RYD9
Trade Date
02-10-2015
List of Underwriters
Deutsche Bank Securities Inc.
BB&T Capital Markets
BNY Mellon Capital Markets LLC
Drexel Hamilton
FTN Financial Securities
The Huntington Investment
Company
KeyBanc Capital Markets
Mischler Financial Group, Inc.
PNC Capital Markets LLC
RBC Capital Markets
Regions Securities LLC
Scotiabank
TD Securities
U.S. Bancorp
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Deutsche Bank Securities Inc.
Sector or Industry:
Banking
Date of First Offering:
02-10-2015
Ratings:
A3	A	A+
Maturity Date:
2/13/2018
Coupon:
1.875%
Unit Price:
$99.881
Underwriting Spread per Unit:
0.150%
Gross Spread as a % of Price:
0.150%
Yield:
1.916%
Yield to Maturity:
1.916%
Principal Amount of Offering:
$1,997,620,000.00
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

     8.750%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock/Loomis Sayles Bond Portfolio
0.0552%
$1,103,685.05



Total Purchased for Prudential Funds which
Sub-Adviser Manages


Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0552%
$1,103,685.05


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Rockwell Automation, Inc.
(2025)  773903AG4
Trade Date
02-11-2015
List of Underwriters
Bank of America Merrill Lynch
Goldman, Sachs & Co.
J.P. Morgan
BMO Capital Markets
BNY Mellon Capital Markets, LLC
Citigroup
Deutsche Bank Securities Inc.
PNC Capital Markets LLC
U.S. Bancorp
Wells Fargo Securities
The Williams Capital Group,
L.P.
Comerica Securities
ING
Lloyds Securities
TD Securities
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
J.P. Morgan
Sector or Industry:
Diversified Manufacturing
Date of First Offering:
02-11-2015
Ratings:
A3	A	A
Maturity Date:
3/1/2025
Coupon:
2.875%
Unit Price:
$99.990
Underwriting Spread per Unit:
0.650%
Gross Spread as a % of Price:
0.650%
Yield:
3.140%
Yield to Maturity:
3.140%
Principal Amount of Offering:
$299,970,000.00
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

    5.000%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


 AST BlackRock/Loomis Sayles Bond
Portfolio
0.3116%
$934,906.50






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.3116%
$934,906.50




10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Oshkosh Corporation (2025)
688239AD4
Trade Date
02-17-2015
List of Underwriters
Bank of America Merrill Lynch
J.P. Morgan
RBS
Wells Fargo Securities
Credit Agricole CIB
HSBC
PNC Capital Markets LLC
SMBC Nikko
Sun Trust Robinson Humphrey
TD Securities
US Bancorp
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Bank of America Merrill Lynch
Sector or Industry:
Aerospace/Defense
Date of First Offering:
02-17-2015
Ratings:
Ba3	BB+	NR
Maturity Date:
3/1/2025
Coupon:
5.375%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.500%
Gross Spread as a % of Price:
1.500%
Yield:
5.375%
Yield to Maturity:
5.375%
Principal Amount of Offering:
$250,000,000.00
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

      4.000%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.0372%
$93,000.00






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0372%
$93,000.00









10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
OshKosh Corporation (OSK 5.375%
03/01/2025 144A
Cusip 688239AD4
Trade Date
02/17/2015
List of Underwriters
BofA Merrill Lynch
 J.P. Morgan Securities LLC
 Royal Bank of Scotland
 Wells Fargo Securities LLC
 Credit Agricole Securities
 HSBC Securities
 PNC Capital Markets
 SMBC Nikko Securities America
 SunTrust Robinson Humphrey
 TD Securities USA LLC
 US Bancorp Investments Inc
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Machinery Manufacturing
Date of First Offering:
02/17/15
Ratings:
Moody's Ba3; S&P BB+; Composite
BB
Maturity Date:
03/01/2025
Coupon:
5.375%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.50
Gross Spread as a % of Price:
1.50%
Yield:
5.144%
Yield to Maturity:
4.681%
Principal Amount of Offering:
$250,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

7.18%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Strategic Opportunities
Portfolio
0.0060
$15,000
AST J.P. Morgan Global Thematic Portfolio
0.0116
$29,000
AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0648
$162,000



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0824
$206,000








10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
USG Corp (USG 5.50% 03/01/2025
144A)
Cusip 903293BD9
Trade Date
02/17/2015
List of Underwriters
BofA Merrill Lynch
 Goldman Sachs
 J.P. Morgan Securities LLC
 Wells Fargo Securities LLC
 RBC Capital Markets
 SunTrust Robinson Humphrey
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Construction Materials
Manufacturing
Date of First Offering:
02/17/2015
Ratings:
Moody's B1; S&P BB; Fitch BB;
Composite BB-
Maturity Date:
03/01/2025
Coupon:
5.50%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.50
Gross Spread as a % of Price:
1.50%
Yield:
5.251%
Yield to Maturity:
4.765%
Principal Amount of Offering:
$350,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

3.86%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Strategic Opportunities
Portfolio
0.0069
$24,000
AST J.P. Morgan Global Thematic Portfolio
0.0080
$28,000
AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0997
$349,000



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.1146
$401,000












10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Waste Management, Inc. (2025)
94106LBA6
Trade Date
02-18-2015
List of Underwriters
Credit Suisse
Securities
Deutsche Bank
Securities
Goldman, Sachs &
Co.
J.P. Morgan
Barclays
Bank of American
Merrill Lynch
RBS
Wells Fargo
Securities
Mizuho
Securities
MUFG
Scotiabank
BBVA
BNP PARIBUS
Citigroup
PNC Capital
Markets LLC
SMBC Nikko
US Bancorp
Blaylock Beal
Van, LLC
BNY Mellon
Capital
Markets, LLC
Comerica
Securities
Draxel Hamilton
Llyods
Securities
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Deutsche Bank Securities Inc.
Sector or Industry:
Environmental
Date of First Offering:
02-18-2015
Ratings:
Baa2	A-	BBB
Maturity Date:
3/1/2025
Coupon:
3.125%
Unit Price:
$99.574
Underwriting Spread per Unit:
0.650%
Gross Spread as a % of Price:
0.652%
Yield:
3.175%
Yield to Maturity:
3.175%
Principal Amount of Offering:
$597,444,000.00
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

      5.833%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock/Loomis Sayles Bond Portfolio
0.0960%
$573,546.24






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0960%
$573,546.24






10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Waste Management, Inc. (2035)
94106LBB4
Trade Date
02-18-2015
List of Underwriters
Credit Suisse
Securities
Deutsche Bank
Securities
Goldman, Sachs
& Co.
 J.P. Morgan
 Barclays
Bank of
American
Merrill Lynch
RBS
Wells Fargo
Securities
Mizuho
Securities
MUFG
Scotiabank
BBVA
BNP PARIBUS
Citigroup
PNC Capital
Markets LLC
SMBC Nikko
US Bancorp
Blaylock Beal
Van, LLC
BNY Mellon
Capital Markets,
LLC
Comerica
Securities
Draxel Hamilton
Llyods
Securities
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Goldman, Sachs & Co.
Sector or Industry:
Environmental
Date of First Offering:
02-18-2015
Ratings:
Baa2	A-	BBB
Maturity Date:
3/1/2035
Coupon:
3.900%
Unit Price:
$99.834
Underwriting Spread per Unit:
0.875%
Gross Spread as a % of Price:
0.876%
Yield:
3.912%
Yield to Maturity:
3.912%
Principal Amount of Offering:
$449,253,000.00
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory
accounts over which sub-adviser has investment discretion
did not exceed 25%.  [If an eligible 144A offering, must be
less than 25% of the "144A offering plus any concurrent
public offering]
      6.666%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.0411%
$ 184,692.90






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0411%
$ 184,692.90





10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Waste Management, Inc. (2035)
94106LBB4
Trade Date
02-18-2015
List of Underwriters
Credit Suisse
Securities
Deutsche Bank
Securities
Goldman, Sachs &
Co.
J.P. Morgan
Barclays
Bank of American
Merrill Lynch
RBS
Wells Fargo
Securities
Mizuho
Securities
MUFG
Scotiabank
BBVA
BNP PARIBUS
Citigroup
PNC Capital
Markets LLC
SMBC Nikko
US Bancorp
Blaylock Beal
Van, LLC
BNY Mellon
Capital
Markets, LLC
Comerica
Securities
Draxel Hamilton
Llyods
Securities
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Goldman, Sachs & Co.
Sector or Industry:
Environmental
Date of First Offering:
02-18-2015
Ratings:
Baa2	A-	BBB
Maturity Date:
3/1/2035
Coupon:
3.900%
Unit Price:
$99.834
Underwriting Spread per Unit:
0.875%
Gross Spread as a % of Price:
0.876%
Yield:
3.912%
Yield to Maturity:
3.912%
Principal Amount of Offering:
$449,253,000.00
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

      6.666%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


 AST BlackRock/Loomis Sayles Bond
Portfolio
0.0440%
$646,924.32



Total Purchased for Prudential Funds which
Sub-Adviser Manages


Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0440%
$646,924.32







10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Sprint Corporation (S 7.625%
02/15/2025) Cusip 85207UAJ4
Trade Date
02/19/2015
List of Underwriters
Citigroup
BofA Merrill Lynch
Goldman Sachs & Co.
J.P. Morgan
Barclays
Credit Agricole CIB
Credit Suisse
Deutsche Bank Securities
Mizuho Securities
MUFG
RBC Capital Markets
Scotiabank
SMBC Nikko
Wells Fargo Securities
The Williams Capital Group,
L.P.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup Global Markets
Sector or Industry:
Wireless Telecommunications
Services
Date of First Offering:
02/19/2015
Ratings:
Moody's B2; S&P B+; Fitch B+;
Composite B
Maturity Date:
02/15/2025
Coupon:
7.625%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.25
Gross Spread as a % of Price:
1.25%
Yield:
7.661%
Yield to Maturity:
7.692%
Principal Amount of Offering:
$1,500,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

3.84%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Strategic Opportunities
Portfolio
0.0043
$65,000
AST J.P. Morgan Global Thematic Portfolio
0.0049
$73,000
AST High Yield  Portfolio (J.P. Morgan
sleeve)
0.0628
$942,000



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0720
$1,080,000




10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Deans Foods Company (DF 6.50%
03/15/2023 144A)
Cusip 242370AD6
Trade Date
02/20/2015
List of Underwriters
BofA Merrill Lynch
Credit Agricole Securities
J.P. Morgan Securities LLC
Morgan Stanley
SunTrust Robinson Humphrey
PNC Capital Markets
Rabo Securities USA Inc
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Morgan Stanley & Co
Sector or Industry:
Food & Beverage
Date of First Offering:
02/20/2015
Ratings:
Moody's B2; S&P BB-; Fitch BB-;
Composite B+
Maturity Date:
03/15/2023
Coupon:
6.50%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.00
Gross Spread as a % of Price:
1.00%
Yield:
6.295%
Yield to Maturity:
5.835%
Principal Amount of Offering:
$700,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

2.74%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Strategic Opportunities
Portfolio
0.0053
$37,000
AST J.P. Morgan Global Thematic Portfolio
0.0089
$62,000
AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0536
$375,000



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0678
$474,000












10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Nielsen Finance LLC & Nielsen
Finance Co (NLSN 5.00%
04/15/2022 144A) Cusip
65409QBB7
Trade Date
02/20/15
List of Underwriters
Citigroup
 Credit Suisse
 Deutsche Bank
Goldman Sachs
 HSBC
JPMorgan
Morgan Stanley
RBC Capital Markets
Wells Fargo Securities LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup Global Markets
Sector or Industry:
Publishing & Broadcasting
Date of First Offering:
02/20/2015
Ratings:
Moody's B1; S&P BB+; Fitch WD;
Composite BB-
Maturity Date:
04/15/2022
Coupon:
5.00%
Unit Price:
$100.75
Underwriting Spread per Unit:
1.25
Gross Spread as a % of Price:
1.25%
Yield:
4.950%
Yield to Maturity:
4.770%
Principal Amount of Offering:
$750,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

1.89%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Strategic Opportunities
Portfolio
0.0038
$28,210
AST J.P. Morgan Global Thematic Portfolio
0.0040
$30,225
AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0529
$396,955



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0607
$445,390









10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Juniper Networks Inc 48203RAH7
Trade Date
02/25/2015
List of Underwriters
(Gs) Goldman, Sachs & Co.
Barclays Capital Inc.
Bnp Paribas Securities Corp
Citigroup Global Markets Inc.
J.P. Morgan Securities Llc
Merrill Lynch, Pierce, Fenner &
Smith, Incorporated
Morgan Stanley & Co. Llc
Wells Fargo Securities, Llc
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup Global Markets Inc.
Sector or Industry:
Communications Equipment
Date of First Offering:
02/25/2015
Ratings:
SP:BBB/ MD:Baa2/ FT:NA
Maturity Date:
06/15/2020
Coupon:
3.300%
Unit Price:
$99.965
Underwriting Spread per Unit:
0.6000
Gross Spread as a % of Price:
0.6002%
Yield:
3.301%
Yield to Maturity:
3.301%
Principal Amount of Offering:
$300,000,000
Subordination Features:
Sr Unsecured
Years of Continued Operation:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

4.3334%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.1917%
$574,798.75






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.1917%
$574,798.75













10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
CDW LLC & CDW Finance
Corporation (CDWC 5.00%
09/01/2023) Cusip 12513GBB4
Trade Date
02/26/2015
List of Underwriters
J.P. Morgan
Barclays
Morgan Stanley
Deutsche Bank Securities
Goldman, Sachs & Co.
BofA Merrill Lynch
Wells Fargo Securities
US Bancorp
MUFG
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Barclays Capital Inc.
Sector or Industry:
Hardware
Date of First Offering:
02/26/2015
Ratings:
Moody's B1; S&P B+; Composite
B+
Maturity Date:
09/01/2023
Coupon:
5.00%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.13
Gross Spread as a % of Price:
1.13%
Yield:
4.820%
Yield to Maturity:
4.270%
Principal Amount of Offering:
$525,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

2.60%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Strategic Opportunities
Portfolio
0.0030
$16,000
AST J.P. Morgan Global Thematic Portfolio
0.0032
$17,000
AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0438
$230,000



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0500
$263,000










10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Cemex, S.A.B. de C.V. (CEMEX
6.125% 05/05/2025 144A)
Cusip 151290BS1
Trade Date
02/26/2015
List of Underwriters
Banca IMI
 Banco Bilbao Vizcaya
Argentarian
Banco Santander
BofA Merrill Lynch
BNP Paribas
Citigroup
Credit Agricole CIB
 HSBC
 ING Bank NV/London
J.P. Morgan Securities LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup Global Markets
Sector or Industry:
Construction Materials
Manufacturing
Date of First Offering:
02/26/15
Ratings:
S&P B+; Fitch BB-; Composite B+
Maturity Date:
05/05/2025
Coupon:
6.125%
Unit Price:
$99.980
Underwriting Spread per Unit:
0.40
Gross Spread as a % of Price:
0.40%
Yield:
6.014%
Yield to Maturity:
5.828%
Principal Amount of Offering:
$750,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

1.49%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Strategic Opportunities
Portfolio
0.0267
$199,960
AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0383
$286,943



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0650
$486,903









10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
MarkWest Energy Partners, L.P.
& MarkWest Energy Finance
Corporation (MWE 4.875%
12/01/2024) Cusip 570506AS4
Trade Date
02/26/2015
List of Underwriters
Barclays
BofA Merrill Lynch
Goldman, Sachs & Co.
Morgan Stanley
RBC Capital Markets
SunTrust Robinson Humphrey
US Bancorp
Wells Fargo Securities
BBVA
Capital One Securities
Citigroup
Comerica Securities
J.P. Morgan Securities LLC
Natixis
PNC Capital Markets LLC
SMBC Nikko
UBS Investment Bank
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Barclays Capital Inc.
Sector or Industry:
Pipeline
Date of First Offering:
02/26/2015
Ratings:
Moody's Ba3; S&P BB; Composite
BB-
Maturity Date:
12/01/2024
Coupon:
4.875%
Unit Price:
$101.625
Underwriting Spread per Unit:
1.00
Gross Spread as a % of Price:
1.00%
Yield:
4.655%
Yield to Maturity:
4.255%
Principal Amount of Offering:
$650,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

5.53%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0081
$52,845






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0081
$52,845



10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Sabine Pass Liquefaction, LLC
(CQP 5.625% 03/01/2025 144A)
Cusip 785592AK2
Trade Date
02/26/2015
List of Underwriters
Banca di Imola SpA
BBVA Securities Inc
Caisse National de
Credit Agricole
Credit Suisse
Securities USA LLC
HSBC Securities
ING Financial
Markets LLC
J.P. Morgan
Securities LLC
Lloyds Securities
Inc
Mitsubishi UFJ
Securities USA Inc
Mizuho Securities
USA Inc
Morgan Stanley
RBC Capital
Markets
Scotia Capital
USA Inc
SG Americas
Securities LLC
SMBC Nikko
Securities
America
Standard
Chartered Bank
CIBC World
Markets
Goldman Sachs
Merrill Lynch
Pierce Fenner
Santander
Investment
Securities
Deutsche Bank
Securities Inc
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Morgan Stanley & Co
Sector or Industry:
Industrial
Date of First Offering:
02/26/2015
Ratings:
Moody's Ba3; S&P BB+; Composite
BB
Maturity Date:
03/01/2025
Coupon:
5.625%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.00
Gross Spread as a % of Price:
1.00%
Yield:
5.542%
Yield to Maturity:
5.422%
Principal Amount of Offering:
$2,000,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

2.26%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Strategic Opportunities
Portfolio
0.0021
$41,000
AST J.P. Morgan Global Thematic Portfolio
0.0024
$47,000
AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0297
$594,000



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0342
$682,000








10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Xerox Corporation (2020)
984121CK7
Trade Date
02-26-2015
List of Underwriters
Bank of America Merrill Lynch
Goldman, Sachs & Co.
J.P. Morgan
Mizuho Securities
BNP PARIBAS
Citigroup
Credit Suisse
Morgan Stanley
UBS Investment Bank
HSBC
PNC Capital Markets LLC
Wells Fargo Securities
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Mizuho Securities
Sector or Industry:
Technology
Date of First Offering:
02-26-2015
Ratings:
Baa2	BBB	BBB
Maturity Date:
9/1/2020
Coupon:
2.750%
Unit Price:
$99.879
Underwriting Spread per Unit:
0.600%
Gross Spread as a % of Price:
0.600%
Yield:
2.774%
Yield to Maturity:
2.774%
Principal Amount of Offering:
$ 399,516,000.00
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

     6.250%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.1200%
$ 479,419.20






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.1200%
$ 479,419.20






10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Bombardier Inc (BBDBCN 5.50%
09/15/2018 144A)
Cusip 097751BK6
Trade Date
02/27/2015
List of Underwriters
BofA Merrill Lynch
Barclays Capital
BNP Paribas
Commerz Markets LLC
Credit Agricole Securities USA
Credit Suisse
Deutsche Bank Securities Inc
Goldman Sachs
J.P. Morgan Securities LLC
Morgan Stanley
Natixis Securities North
America
RBS Securities Inc
SG Americas Securities LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Barclays Capital Inc.
Sector or Industry:
Aerospace & Defense
Date of First Offering:
02/27/2015
Ratings:
Moody's B1; S&P B+; Fitch B+;
Composite B+
Maturity Date:
09/15/2018
Coupon:
5.50%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.29
Gross Spread as a % of Price:
1.29%
Yield:
5.437%
Yield to Maturity:
5.122%
Principal Amount of Offering:
$750,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

1.19%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Strategic Opportunities
Portfolio
0.0020
$15,000
AST J.P. Morgan Global Thematic Portfolio
0.0037
$28,000
AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0227
$170,000



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0284
$213,000






10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Bombardier Inc (BBDBCN 7.50%
03/15/2025 144A)
Cusip 097751BM2
Trade Date
02/27/2015
List of Underwriters
BofA Merrill Lynch
Barclays
BNP Paribas Securities Corp
Commerz
Credit Agricole CIB
Credit Suisse
Deutsche Bank
Goldman Sachs
JPMorgan
Morgan Stanley
Natixis
RBS
SG Americas Securities LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Barclays Capital Inc.
Sector or Industry:
Aerospace & Defense
Date of First Offering:
02/27/2015
Ratings:
Moody's B1; S&P B+; Fitch B+;
Composite +
Maturity Date:
03/15/2025
Coupon:
7.50%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.29
Gross Spread as a % of Price:
1.29%
Yield:
7.491%
Yield to Maturity:
7.476%
Principal Amount of Offering:
$1,500,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

1.38%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Strategic Opportunities
Portfolio
0.0015
$22,000
AST J.P. Morgan Global Thematic Portfolio
0.0029
$44,000
AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0176
$264,000



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0220
$330,000




10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Discover Financial SVS
254709AL2
Trade Date
03/02/15
List of Underwriters
 Goldman, Sachs & Co.
Barclays Capital Inc.
Credit Suisse Securities (Usa)
Llc
Deutsche Bank Securities Inc.
Morgan Stanley & Co. LLC
Williams Capital Group L.P.
(The)
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Credit Suisse Securities (Usa)
LLC
Sector or Industry:
CONSUMER FINANCE
Date of First Offering:
03/02/15
Ratings:
SP:BBB-/ MD:Ba1/ FT:BBB+
Maturity Date:
03/04/25
Coupon:
3.750%
Unit Price:
$99.8840
Underwriting Spread per Unit:
0.5500
Gross Spread as a % of Price:
0.5506%
Yield:
3.754%
Yield to Maturity:
3.750%
Principal Amount of Offering:
$500,000,000
Subordination Features:
Sr Unsecured
Years of Continued Operation:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

8.0000%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.5450%
$2,721,839.00






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.5450%
$2,721,839.00












10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
E*Trade Financial Corp (EFFC
4.625% 09/15/2023)
Cusip 269246BM5
Trade Date
03/02/2015
List of Underwriters
Morgan Stanley
 J.P. Morgan Securities LLC
 Goldman, Sachs & Co.
 Credit Suisse
 Wells Fargo Securities
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Morgan Stanley & Co.
Sector or Industry:
Financial Services
Date of First Offering:
03/02/2015
Ratings:
Moody's Ba2; S&P BB-; Composite
BB-
Maturity Date:
09/15/2023
Coupon:
4.625%
Unit Price:
$100.000
Underwriting Spread per Unit:
1.075%
Gross Spread as a % of Price:
1.075%
Yield:
4.507%
Yield to Maturity:
4.116%
Principal Amount of Offering:
$460,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

2.91%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0074%
$34,000






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0074%
$34,000















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Actavis Funding SCS (2018)
00507UAM3
Trade Date
03-03-2015
List of Underwriters
J.P. Morgan
 Mizuho Securities
Wells Fargo Securities Barclays
 BNP PARIBUS
HSBC
 MUFG
RBS Securities
 SMBC Nikko
TD Securities
Lebenthal Capital Markets
Mischler Financial Group, Inc.
Ramirez & Co., Inc.
The Williams Capital Group, LP.
Siebert Capital Markets
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
J.P. Morgan
Sector or Industry:
Pharmaceuticals
Date of First Offering:
03-03-2015
Ratings:
Baa3	BBB-	BBB-
Maturity Date:
3/12/2018
Coupon:
2.35%
Unit Price:
$99.951
Underwriting Spread per Unit:
0.450%
Gross Spread as a % of Price:
0.450%
Yield:
2.367%
Yield to Maturity:
2.367%
Principal Amount of Offering:
$2,998,530,000.00
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

   10.000%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.0296%
$889,563.90
AST BlackRock/Loomis Sayles Bond Portfolio
0.3474%
$10,416,893.22
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.3770%
$11,306,457.12
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.3770%
$11,306,457.12



10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Actavis Funding SCS (2020)
00507UAP6
Trade Date
03-03-2015
List of Underwriters
J.P. Morgan
Mizuho Securities
Wells Fargo Securities Barclays
BNP PARIBUS
HSBC
MUFG
RBS Securities
SMBC Nikko
TD Securities
Lebenthal Capital Markets
Mischler Financial Group, Inc.
Ramirez & Co., Inc.
The Williams Capital Group, LP.
Siebert Capital Markets
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
J.P. Morgan
Sector or Industry:
Pharmaceuticals
Date of First Offering:
03-03-2015
Ratings:
Baa3	BBB-	BBB-
Maturity Date:
3/12/2020
Coupon:
3.000%
Unit Price:
$99.995
Underwriting Spread per Unit:
0.600%
Gross Spread as a % of Price:
0.600%
Yield:
3.001%
Yield to Maturity:
3.001%
Principal Amount of Offering:
$3,499,825,000.00
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]


10.000%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock/Loomis Sayles Bond Portfolio
0.1376%
$4,816,759.15






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.1376%
$4,816,759.15








 10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Actavis Funding SCS (2022)
00507UAR2
Trade Date
03-03-2015
List of Underwriters
J.P. Morgan
 Mizuho Securities
Wells Fargo Securities Barclays
 BNP PARIBUS
HSBC
 MUFG
RBS Securities
 SMBC Nikko
TD Securities
Lebenthal Capital Markets
Mischler Financial Group, Inc.
Ramirez & Co., Inc.
The Williams Capital Group, LP.
Siebert Capital Markets
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
J.P. Morgan
Sector or Industry:
Pharmaceuticals
Date of First Offering:
03-03-2015
Ratings:
Baa3	BBB-	BBB-
Maturity Date:
3/15/2022
Coupon:
3.450%
Unit Price:
$99.858
Underwriting Spread per Unit:
0.625%
Gross Spread as a % of Price:
0.625%
Yield:
3.473%
Yield to Maturity:
3.473%
Principal Amount of Offering:
$2,995,740,000.00
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

   6.666%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
- Core Active Sleeve
0.0246%
$738,949.20






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0246%
$738,949.20





10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Actavis Funding SCS (2025)
00507UAS0
Trade Date
03-03-2015
List of Underwriters
J.P. Morgan
 Mizuho Securities
Wells Fargo Securities Barclays
 BNP PARIBUS
HSBC
 MUFG
RBS Securities
 SMBC Nikko
TD Securities
Lebenthal Capital Markets
Mischler Financial Group, Inc.
Ramirez & Co., Inc.
The Williams Capital Group, LP.
Siebert Capital Markets
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
J.P. Morgan
Sector or Industry:
Pharmaceuticals
Date of First Offering:
03-03-2015
Ratings:
Baa3	BBB-	BBB-
Maturity Date:
3/15/2025
Coupon:
3.80%
Unit Price:
$99.645
Underwriting Spread per Unit:
0.650%
Gross Spread as a % of Price:
0.652%
Yield:
3.843%
Yield to Maturity:
3.843%
Principal Amount of Offering:
$3,985,800,000.00
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

   5.000%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.0043%
$174,378.75
AST BlackRock/Loomis Sayles Bond Portfolio
0.0191%
$762,284.25
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0234%
$936,663.00
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0234%
$936,663.00


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Actavis Funding SCS (2035)
00507UAT8
Trade Date
03-03-2015
List of Underwriters
J.P. Morgan
Mizuho Securities
Wells Fargo Securities Barclays
BNP PARIBUS
HSBC
MUFG
RBS Securities
SMBC Nikko
TD Securities
Lebenthal Capital Markets
Mischler Financial Group, Inc.
Ramirez & Co., Inc.
The Williams Capital Group, LP.
Siebert Capital Markets
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
J.P. Morgan
Sector or Industry:
Pharmaceuticals
Date of First Offering:
03-03-2015
Ratings:
Baa3	BBB-	BBB-
Maturity Date:
3/15/2035
Coupon:
4.550%
Unit Price:
$99.570
Underwriting Spread per Unit:
0.875%
Gross Spread as a % of Price:
0.878%
Yield:
4.583%
Yield to Maturity:
4.583%
Principal Amount of Offering:
$2,489,250,000.00
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

      7.000%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


Advanced Series Trust - AST
BlackRock/Loomis Sayles Bond Portfolio
0.0382%
$950,893.50



Total Purchased for Prudential Funds which
Sub-Adviser Manages


Total Percent Purchased by all PI LLC
Funds and private advisory accounts over which subadviser has investment discretion








10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Actavis Funding SCS (2045)
00507UAU5
Trade Date
03-03-2015
List of Underwriters
J.P. Morgan
 Mizuho Securities
Wells Fargo Securities Barclays
 BNP PARIBUS
HSBC
 MUFG
RBS Securities
 SMBC Nikko
TD Securities
Lebenthal Capital Markets
Mischler Financial Group, Inc.
Ramirez & Co., Inc.
The Williams Capital Group, LP.
Siebert Capital Markets
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
J.P. Morgan
Sector or Industry:
Pharmaceuticals
Date of First Offering:
03-03-2015
Ratings:
Baa3	BBB-	BBB-
Maturity Date:
3/15/2045
Coupon:
4.75%
Unit Price:
$99.477
Underwriting Spread per Unit:
0.875%
Gross Spread as a % of Price:
0.879%
Yield:
4.783%
Yield to Maturity:
4.783%
Principal Amount of Offering:
$2,486,925,000.00
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

   5.000%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.0046%
$114,398.55






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0046%
$114,398.55




10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Sirius XM Radio Inc. (SIRI 5.375%
04/15/2025 144A)
Cusip 82967NAU2
Trade Date
03/03/2015
List of Underwriters
Barclays Capital
 Citigroup Global Markets Inc
 Deutsche Bank Securities Inc
 J.P. Morgan Securities LLC
 Morgan Stanley,
SunTrust Robinson Humphrey
 Wells Fargo Securities LLC
 BofA Merrill Lynch
BMO Capital Markets Corp
 BNP Paribas Securities Corp
 Credit Agricole Securities
 RBC Capital Markets LLC
 US Bancorp
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Barclays Capital Inc
Sector or Industry:
Publishing & Broadcasting
Date of First Offering:
03/03/2015
Ratings:
Moody's Ba3; S&P BB; Composite
BB-
Maturity Date:
04/15/2025
Coupon:
5.375%
Unit Price:
$100.000
Underwriting Spread per Unit:
1.13
Gross Spread as a % of Price:
1.13%
Yield:
5.322%
Yield to Maturity:
5.217%
Principal Amount of Offering:
$1,000,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

3.29%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Strategic Opportunities
Portfolio
0.0027%
$27,000
AST J.P. Morgan Global Thematic Portfolio
0.0033%
$33,000
AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0277%
$277,000



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0337%
$337,000






10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Burlington Northern Santa Fe,
LLC (2045)     12189LAW1
Trade Date
03-04-2015
List of Underwriters
Goldman, Sachs & Co.
J.P. Morgan
Wells Fargo Securities
PNC Capital Markets LLC
U.S. Bancorp
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
J.P. Morgan
Sector or Industry:
Railroads
Date of First Offering:
03-04-2015
Ratings:
A3	BBB+	NR
Maturity Date:
4/1/2045
Coupon:
4.150%
Unit Price:
$99.673
Underwriting Spread per Unit:
0.875%
Gross Spread as a % of Price:
0.877%
Yield:
4.359%
Yield to Maturity:
4.359%
Principal Amount of Offering:
$996,730,000.00
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

      4.000%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


 AST BlackRock/Loomis Sayles Bond
Portfolio
0.0355%
$353,839.15






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0355%
$353,839.15














10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Zayo Group, LLC & Zayo Capital,
Inc. (ZAYOGR 6.00% 04/01/2023
144A) Cusip 989194AJ4
Trade Date
03/04/2015
List of Underwriters
Barclays Capital
Goldman Sachs
 Morgan Stanley
 RBC Capital Markets
 SunTrust Robinson Humphrey
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Barclays Capital Inc.
Sector or Industry:
Wireline Telecommunications
Services
Date of First Offering:
03/04/2015
Ratings:
Moody's Caa1; S&P CCC+;
Composite CCC+
Maturity Date:
04/01/2023
Coupon:
6.000%
Unit Price:
$101.000
Underwriting Spread per Unit:
1.00%
Gross Spread as a % of Price:
0.990%
Yield:
5.911%
Yield to Maturity:
5.691%
Principal Amount of Offering:
$730,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

4.39%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Strategic Opportunities
Portfolio
0.0145%
$106,050
AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0325%
$237,350



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0470%
$343,400
















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Newfield Exploration Company
(NFX 5.375% 01/01/2026)
Cusip 651290AR9
Trade Date
03/05/2015
List of Underwriters
J.P. Morgan Securities LLC
Wells Fargo Securities
 MUFG
 Scotiabank
 US Bancorp
 Goldman, Sachs & Co.
 SMBC Nikko
 Credit Suisse
 BMO Capital Markets
  CIBC
 Mizuho Securities
 Fifth Third Securities
 SOCIETE GENERALE
 RBC Capital Markets
Barclays
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Wells Fargo Advisors
Sector or Industry:
Exploration & Production
Date of First Offering:
03/05/2015
Ratings:
Moody's Ba1; S&P BBB-; Fitch
BB+; Composite BB+
Maturity Date:
01/01/2026
Coupon:
5.375%
Unit Price:
$100.000
Underwriting Spread per Unit:
1.250%
Gross Spread as a % of Price:
1.250%
Yield:
5.156%
Yield to Maturity:
4.851%
Principal Amount of Offering:
$700,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

3.83%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Strategic Opportunities
Portfolio
0.0286%
$200,000
AST J.P. Morgan Global Thematic Portfolio
0.0043%
$30,000
AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0457%
$320,000



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0786%
$550,000




10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Peabody Energy Corporation (BTU
10.00% 03/15/2022 144A)
Cusip 704549AQ7
Trade Date
03/05/2015
List of Underwriters
BNP Paribas
Securities Corp
 Citigroup
Global Markets
Inc
 Credit Agricole
Securities
 Credit Suisse
Securities
 HSBC Securities
 J.P. Morgan
Securities LLC
 Merrill Lynch
Pierce Fenner
 Morgan Stanley
& Co Inc
 PNC Capital
Markets
 nabSecurities
LLC
 RBS Securities
Inc
 Standard
Chartered Bank
 BB&T Capital
Markets
 BBVA Securities
Inc
 Comerica
Securities
 Deutsche Bank
Securities Inc
 Fifth Third
Securities Inc
 Goldman Sachs
Mitsubishi UFJ
Securities
 SG Americas
Securities LLC
 SMBC Nikko
Securities
America
 US Bancorp
Investments Inc
 Wells Fargo
Securities LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Coal Operations
Date of First Offering:
03/05/2015
Ratings:
Moody's B2; S&P BB+; Fitch BB-;
Composite BB-
Maturity Date:
03/15/2022
Coupon:
10.00%
Unit Price:
$97.566
Underwriting Spread per Unit:
1.50%
Gross Spread as a % of Price:
1.53%
Yield:
11.158%
Yield to Maturity:
12.271%
Principal Amount of Offering:
$1,000,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

4.63%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P Morgan Strategic Opportunities
Portfolio
0.0101%
$101,469
AST J.P Morgan Global Thematic Portfolio
0.0081%
$80,980
AST High Yield Portfolio (J.P. Morgan
sleeve)
0.1139%
$1,138,595



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.1321%
$1,321,044







10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Barclays PLC (2025)
06738EAE5
Trade Date
03-09-2015
List of Underwriters
Barclays
 Academy
Securities,
Inc.
ANZ Securities,
Inc.
BMO Capital
Markets
 Capital One
Securities
CastleOak
Securities,
L.P. CIBC
 Drexel
Hamilton
Fifth Third
Securities
Lebenthal &
Capital Markets
Mizuho
Securities
National Bank
of Abu Dhabi
PNC Capital
Markets LLC
ScotiaBANK
SMBC Nikko
TD Securities
The Williams
Capital Group
L.P.
U.S. Bancorp
 Wells Fargo
Securities
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Barclays
Sector or Industry:
Banking
Date of First Offering:
03-09-2015
Ratings:
A3	BBB	A
Maturity Date:
3/16/2025
Coupon:
3.650%
Unit Price:
$99.685
Underwriting Spread per Unit:
0.450%
Gross Spread as a % of Price:
0.451%
Yield:
3.849%
Yield to Maturity:
3.849%
Principal Amount of Offering:
$1,993,700,000.00
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

     12.000%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


 AST BlackRock/Loomis Sayles Bond
Portfolio
0.1027%
$2,047,529.90






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.1027%
$2,047,529.90








10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Barclays PLC (2018)
06738EAF2
Trade Date
03-09-2015
List of Underwriters
Barclays
 Academy
Securities
ANZ Securities.
BMO Capital
Markets
 Capital One
Securities
CastleOak
Securities,
L.P. CIBC
 Drexel
Hamilton
Fifth Third
Securities
Lebenthal
Capital Markets
Mizuho
Securities
National Bank
of Abu Dhabi
PNC Capital
Markets LLC
Scotiabank
SMBC Nikko
TD Securities
The Williams
Capital Group
L.P.
US Bancorp
 Wells Fargo
Securities
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Barclays
Sector or Industry:
Banking
Date of First Offering:
03-09-2015
Ratings:
A3	BBB	A
Maturity Date:
3/16/2018
Coupon:
2.000%
Unit Price:
$99.991
Underwriting Spread per Unit:
0.225%
Gross Spread as a % of Price:
0.225%
Yield:
2.003%
Yield to Maturity:
2.003%
Principal Amount of Offering:
$999,910,000.00
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

   9.250%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.0900%
$899,919.00



Total Purchased for Prudential Funds which
Sub-Adviser Manages


Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0900%
$899,919.00






10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Credit Agricole SA 225313AF2
Trade Date
03/09/15
List of Underwriters
(Gs) Goldman, Sachs & Co.
Citigroup Global Markets Inc.
Credit Agricole Securities
(Usa) Inc.
Standard Chartered Bank
Wells Fargo Securities, Llc
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Credit Agricole Corporate And
Investment Bank
Sector or Industry:
Diversified Banks
Date of First Offering:
03/09/15
Ratings:
SP:BBB/ MD:Baa3/ FT:A-
Maturity Date:
03/17/25
Coupon:
4.375%
Unit Price:
$99.456
Underwriting Spread per Unit:
0.500
Gross Spread as a % of Price:
0.5027%
Yield:
4.399%
Yield to Maturity:
4.440%
Principal Amount of Offering:
1,500,000,000
Subordination Features:
Subordinated
Years of Continued Operation:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

3.3334%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.1417%
$2,113,440.00






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.1417%
$2,113,440.00











10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
BorgWarner Inc. (2025)
099724AJ5
Trade Date
03-09-2015
List of Underwriters
Bank of America Merrill Lynch
Deutsche Bank Securities Inc.
Wells Fargo Securities
Citigroup
HSBC
KeyBanc Capital Markets
PNC Capital Markets LLC
COMMERZBANK
Lloyds Securities
MUFG
Santander
SMBC Nikko
U.S. Bancorp
The Williams Capital Group,
L.P.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Bank of America Merrill Lynch
Sector or Industry:
Automotive
Date of First Offering:
03-09-2015
Ratings:
Baa1	BBB+	BBB+
Maturity Date:
3/15/2025
Coupon:
3.375%
Unit Price:
$99.798
Underwriting Spread per Unit:
0.650%
Gross Spread as a % of Price:
0.651%
Yield:
3.399%
Yield to Maturity:
3.399%
Principal Amount of Offering:
$498,990,000.00
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
he Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

     3.000%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


Advanced Series Trust - AST
BlackRock/Loomis Sayles Bond Portfolio
0.1560%
$778,424.40



Total Purchased for Prudential Funds which
Sub-Adviser Manages


Total Percent Purchased by all PI LLC
Funds and private advisory accounts over which subadviser has investment discretion








10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Crestwood Midstream Partners LP
& Crestwood Midstream Finance
Corp (CMLP 6.25% 04/01/2023
144A) Cusip 226373AK4
Trade Date
03/09/2015
List of Underwriters
BofA Merrill Lynch
 Barclays Capital
 Citigroup Global Markets Inc
 Credit Suisse
 J.P. Morgan Securities LLC
 Morgan Stanley
 RBC Capital Markets
 SunTrust Robinson Humphrey
 Wells Fargo
 Comerica Securities
 Mitsubishi UFJ Securities Co
Ltd
 PNC Capital Markets
 US Bancorp Investments Inc
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Pipeline
Date of First Offering:
03/09/2015
Ratings:
Moody's B1; S&P BB; Composite
BB-
Maturity Date:
04/01/2023
Coupon:
6.250%
Unit Price:
$100.000
Underwriting Spread per Unit:
1.500%
Gross Spread as a % of Price:
1.500%
Yield:
6.010%
Yield to Maturity:
5.448%
Principal Amount of Offering:
$700,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

5.14%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0064%
$45,000
AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0831%
$582,000



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0895%
$627,000





10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Valero Energy Corporation
(2025)            91913YAS9
Trade Date
03-10-2015
List of Underwriters
Citigroup
 Barclays
 MUFG
 Wells Fargo SecuritieS
 BNP PARIBUS
 Credit Suisse
 J.P. Morgan
 Mizuho Securities
Morgan Stanley
RBC Capital Markets
Credit Agricole
Lloyds Securities
 PNC Capital Markets LLC
Scotiabank
SMBC Nikko
SunTrust Robinson Humphrey
US Bancorp
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup Global Markets Inc.
Sector or Industry:
Oil Refining
Date of First Offering:
03-10-2015
Ratings:
Baa2	BBB	BBB
Maturity Date:
3/15/2025
Coupon:
3.65%
Unit Price:
$99.709
Underwriting Spread per Unit:
0.650%
Gross Spread as a % of Price:
0.651%
Yield:
3.685%
Yield to Maturity:
3.685%
Principal Amount of Offering:
$598,254,000.00
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

   10.000%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.1350%
$807,642.90
AST BlackRock/Loomis Sayles Bond Portfolio
0.3196%
$1,912,418.62
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.4546%
$2,720,061.52
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.4546%
$2,720,061.52


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Zimmer Holdings, Inc. (2035)
98956PAG7
Trade Date
03-10-2015
List of Underwriters
Bank of America
Merrill Lynch
Citigroup
Credit Suisse
J.P. Morgan
BNP PARIBUS
MUFG
Goldman, Sachs &
Co.
HSBC
Mizuho
Securities
SMBC Nikko
US Bancorp
Wells Fargo
Securities
BMO Capital
Markets
DNB Markets
Banca IMI
PNC Capital
Markets LLC
Santander
Loop Capital
Markets
UniCredit
Capital Markets
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
CITIGROUP
Sector or Industry:
Healthcare
Date of First Offering:
03-10-2015
Ratings:
Baa3	A-	NR
Maturity Date:
8/15/2035
Coupon:
4.250%
Unit Price:
$99.342
Underwriting Spread per Unit:
0.875%
Gross Spread as a % of Price:
0.880%
Yield:
4.220%
Yield to Maturity:
4.220%
Principal Amount of Offering:
$496,710,000.00
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

      6.000%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


Advanced Series Trust - AST
BlackRock/Loomis Sayles Bond Portfolio
0.1984%
$985,472.64



Total Purchased for Prudential Funds which
Sub-Adviser Manages


Total Percent Purchased by all PI LLC
Funds and private advisory accounts over which subadviser has investment discretion










10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Zimmer Holdings, Inc. (2018)
98956PAE2
Trade Date
03-10-2015
List of Underwriters
Bank of America
Merrill Lynch
Citigroup
Credit Suisse
J.P. Morgan
BNP PARIBUS
MUFG
Goldman, Sachs &
Co.
HSBC
Mizuho Securities
SMBC Nikko
US Bancorp
Wells Fargo
Securities
BMO Capital
Markets
DNB Markets
Banca IMI
PNC Capital
Markets LLC
Santander
Loop Capital
Markets
UniCredit
Capital Markets
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Credit Suisse
Sector or Industry:
Healthcare
Date of First Offering:
03-10-2015
Ratings:
Baa3	A-	NR
Maturity Date:
4/1/2018
Coupon:
2.00%
Unit Price:
$99.932
Underwriting Spread per Unit:
0350%
Gross Spread as a % of Price:
0350%
Yield:
2.023%
Yield to Maturity:
2.023%
Principal Amount of Offering:
$1,149,218,000.00
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

   6.086%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.0321%
$369,748.40






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0321%
$369,748.40









10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Zimmer Holdings, Inc. (2025)
98956PAF9
Trade Date
03-10-2015
List of Underwriters
Bank of America
Merrill Lynch
Citigroup
Credit Suisse
J.P. Morgan
BNP PARIBUS
MUFG
Goldman, Sachs &
Co.
HSBC
Mizuho
Securities
SMBC Nikko
US Bancorp
Wells Fargo
Securities
BMO Capital
Markets
DNB Markets
Banca IMI
PNC Capital
Markets LLC
Santander
Loop Capital
Markets
UniCredit
Capital Markets
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Credit Suisse
Sector or Industry:
Healthcare
Date of First Offering:
03-10-2015
Ratings:
Baa3	A-	NR
Maturity Date:
4/1/2025
Coupon:
3.550 %
Unit Price:
$99.765
Underwriting Spread per Unit:
0.650%
Gross Spread as a % of Price:
0.651%
Yield:
3.578%
Yield to Maturity:
3.578%
Principal Amount of Offering:
$1,995,300,000.00
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

      7.333%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


 AST BlackRock/Loomis Sayles Bond
Portfolio
0.1875%
$3,741,187.50



Total Purchased for Prudential Funds which
Sub-Adviser Manages


Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.1875%
$3,741,187.50







 10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Zimmer Holdings, Inc. (2020)
98956PAK8
Trade Date
03-10-2015
List of Underwriters
Bank of America
Merrill Lynch
Citigroup
Credit Suisse
J.P. Morgan
BNP PARIBUS
MUFG
Goldman, Sachs &
Co.
HSBC
Mizuho Securities
SMBC Nikko
US Bancorp
Wells Fargo
Securities
BMO Capital
Markets
DNB Markets
Banca IMI
PNC Capital
Markets LLC
Santander
Loop Capital
Markets
UniCredit
Capital Markets
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Bank of America Merrill Lynch
Sector or Industry:
Healthcare
Date of First Offering:
03-10-2015
Ratings:
Baa3	A-	NR
Maturity Date:
4/1/2020
Coupon:
2.70%
Unit Price:
$99.948
Underwriting Spread per Unit:
0.600%
Gross Spread as a % of Price:
0.600%
Yield:
2.711%
Yield to Maturity:
2.711%
Principal Amount of Offering:
$1,499,220,000.00
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

   6.086%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.0603%
$904,529.40






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0603%
$904,529.40








10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Cigna Corporation (2025)
125509BU2
Trade Date
03-11-2015
List of Underwriters
J.P. Morgan
Bank of America Merrill Lynch
HSBC
Wells Fargo Securities
Citigroup
Deutsche Bank Securities
Goldman, Sachs & Co.
Morgan Stanley
MUFG
UBS Investment Bank
ANZ Securities
PNC Capital Markets LLC
Regions Securities LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
J.P. Morgan
Sector or Industry:
Health Insurance
Date of First Offering:
03-11-2015
Ratings:
Baa1	A	BBB+
Maturity Date:
4/15/2025
Coupon:
3.300%
Unit Price:
$99.938
Underwriting Spread per Unit:
0.650%
Gross Spread as a % of Price:
0.650%
Yield:
3.307%
Yield to Maturity:
3.307%
Principal Amount of Offering:
$899,442,000.00
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

     8.782%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


 AST BlackRock/Loomis Sayles Bond
Portfolio
0.1967%
$1,769,901.98



Total Purchased for Prudential Funds which
Sub-Adviser Manages


Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.1967%
$1,769,901.98






10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Bank of America Corp (BAC FRN
12/29/2029)
Cusip 060505EN0
Trade Date
03/12/15
List of Underwriters
BofA Merrill
Lynch
 Goldman, Sachs &
Co.
 ABN AMRO
 ANZ Securities
 Banca IMI
 BBVA
 BMO Capital
Markets
 BNY Mellon
Capital Markets
LLC
 Capital One
Securities
 COMMERZBANK
 Credit Agricole
CIB
 Danske Markets
Inc
 Deutsche Bank
Securities
 ING
 J.P. Morgan
Securities LLC
 Lloyds
Securities
 MUFG
 Mizuho Securities
 nabSecurities LLC
 Natixis
 RBS
 Santander
 Scotiabank
 Standard Chartered
Bank
 Huntington
Investment Company
 UniCredit Capital
Markets
 Loop Capital
Markets
 Mischler Financial
Group, Inc.
 Ramirez & Co.,
Inc.
 Siebert Brandford
Shank & Co. L.L.C.
 Telsey Advisory
Group
 The Williams
Capital Group, L.P.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Financials
Date of First Offering:
03/12/15
Ratings:
Moody's Ba3; S&P BB; Fitch BBe;
DBRS BBBL
Maturity Date:
12/29/2029
Coupon:
Floating rate note
Unit Price:
$100.000
Underwriting Spread per Unit:
1.500%
Gross Spread as a % of Price:
1.500%
Yield:
5.714%
Yield to Maturity:
6.183%
Principal Amount of Offering:
$1,900,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

5.02%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Strategic Opportunities
Portfolio
0.0044%
$84,000
AST JPMorgan Global Thematic Portfolio
0.0042%
$80,000
AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0557%
$1,058,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0643%
$1,222,000




10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
CenturyLink Inc (CTL 5.625%
04/01/2025 144A)
Cusip 156700AY2
Trade Date
03/12/20/15
List of Underwriters
Citigroup Global Markets Inc
 J. P. Morgan Securities LLC
 Merrill Lynch Pierce Fenner
 Wells Fargo Securities LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Wireline Telecommunications
Services
Date of First Offering:
03/12/20/2015
Ratings:
Moody's Ba2; S&P BB; Fitch BB+;
Composite BB
Maturity Date:
04/01/2025
Coupon:
5.625%
Unit Price:
$100.000
Underwriting Spread per Unit:
1.000%
Gross Spread as a % of Price:
1.000%
Yield:
5.597%
Yield to Maturity:
5.556%
Principal Amount of Offering:
$500,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

5.66%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Strategic Opportunities
Portfolio
0.0110%
$55,000
AST J.P. Morgan Global Thematic Portfolio
0.0110%
$55,000
AST High Yield Portfolio (J.P. Morgan
sleeve)
0.1400%
$700,000



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.1620%
$810,000
















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
METROPOLITAN TRANSPORTATION
AUTHORITY-TRANSPORTATION
REVENUE BONDS, SERIES 2015B
(2055) 59259Y5J4
Trade Date
03-12-2015
List of Underwriters
Bank of America
Merrill Lynch
Citigroup
KeyBanc Capital
Markets
Duncan-
Williams, Inc.
Oppenheimer &
Co.
Goldman, Sachs
& Co.
Jefferies LLC
J.P. Morgan
Loop Capital
Markets
Morgan Stanley
Siebert
Brandford Shank
& Co
Ramirez & Co.,
Inc.
RBC Capital
Markets
Wells Fargo
Securities
Academy
Securities
Barclays
Cabrera Capital
Markets
CastleOak
Securities
L.P. Drexel
Hamilton LLC
Estrada
Hinojosa &
Company
Fidelity
Capital Markets
Janney
Montgomery
Scott LLC
M&T
Securities,Inc.
Mesirow
Financial Inc.
Piper Jaffray
PNC Capital
Markets LLC
Raymond James &
Associates
Rice Financial
Products
Company
BNY Mellon
Capital Markets
Roosevelt &
Cross, Inc.
Stern Brothers
& Co.,Stifel
Nicolaus &
Company, Inc.
TD Securities
U.S. Bancorp
Williams
Capital Group
L.P.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Bank of America Merrill Lynch
Sector or Industry:
Transportation
Date of First Offering:
03-12-2015
Ratings:
A2	AA-	A
Maturity Date:
11/15/2055
Coupon:
5.250%
Unit Price:
$112.117
Underwriting Spread per Unit:
5.04388%
Gross Spread as a % of Price:
4.49876%
Yield:
3.801%
Yield to Maturity:
3.801%
Principal Amount of Offering:
$275,055,000
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

   19.898%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


Advanced Series Trust - AST
BlackRock/Loomis Sayles Bond Portfolio
0.3799%
$1,171,622.65



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.3799%
$1,171,622.65



 10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
The J. M. Smucker Company
(2020)     832696AE8
Trade Date
03-12-2015
List of Underwriters
Bank of America Merrill Lynch
J.P. Morgan
BMO Capital Markets
PNC Capital Markets LLC
Fifth Third Securities
US Bancorp
Wells Fargo Securities
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Bank of America Merrill Lynch
Sector or Industry:
Food and Beverage
Date of First Offering:
03-12-2015
Ratings:
Baa2	BBB	NR
Maturity Date:
3/15/2020
Coupon:
2.50%
Unit Price:
$99.572
Underwriting Spread per Unit:
0.600%
Gross Spread as a % of Price:
0.602%
Yield:
2.593%
Yield to Maturity:
2.593%
Principal Amount of Offering:
$497,860,000.00
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

  2.400%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.0650%
$323,609.00






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0650%
$323,609.00









 10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
The J. M. Smucker Company
(2025)     832696AJ7
Trade Date
03-12-2015
List of Underwriters
Bank of America Merrill Lynch
J.P. Morgan
BMO Capital Markets
PNC Capital Markets LLC
Fifth Third Securities
US Bancorp
Wells Fargo Securities
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Bank of America Merrill Lynch
Sector or Industry:
Food and Beverage
Date of First Offering:
03-12-2015
Ratings:
Baa2	BBB	NR
Maturity Date:
3/15/2025
Coupon:
3.50%
Unit Price:
$99.975
Underwriting Spread per Unit:
0.650%
Gross Spread as a % of Price:
0.650%
Yield:
3.503%
Yield to Maturity:
3.503%
Principal Amount of Offering:
$999,750,000.00
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

  4.000%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.0550%
$549,862.50






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0550%
$549,862.50












10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
United Rentals North America
(URI 4.625% 07/15/2023)
Cusip 911365BC7
Trade Date
03/12/2015
List of Underwriters
Wells Fargo Securities
Bofa Merrill Lynch
  Morgan Stanley
  Citigroup
  Barclays
  Deutsche Bank Securities
  J.P. Morgan Securities LLC
  Scotiabank
MUFG
 HSBC
 Suntrust Robinson Humphrey
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Wells Fargo Advisors
Sector or Industry:
Consumer Services
Date of First Offering:
03/12/20/15
Ratings:
Moody's Ba1; S&P BB+; Composite
BB+
Maturity Date:
07/15/2023
Coupon:
4.625%
Unit Price:
$100.000
Underwriting Spread per Unit:
1.000%
Gross Spread as a % of Price:
1.000%
Yield:
4.405%
Yield to Maturity:
3.715%
Principal Amount of Offering:
$1,000,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

4.80%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Strategic Opportunities
Portfolio
0.0089%
$89,000
AST J.P. Morgan Global Thematic Portfolio
0.0086%
$86,000
AST High Yield Portfolio (J.P. Morgan
sleeve)
0.1129%
$1,129,000



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.1304%
$1,304,000







10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
United Rentals North America
(URI 5.50% 07/15/2025)
Cusip 911365BD5
Trade Date
03/12/2015
List of Underwriters
Wells Fargo Securities
 BofA Merrill Lynch
  Morgan Stanley
  Citigroup
  Barclays
  Deutsche Bank Securities
  J.P. Morgan Securities LLC
  Scotiabank
 MUFG
 HSBC
 Suntrust Robinson Humphrey
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Wells Fargo Advisors
Sector or Industry:
Consumer Services
Date of First Offering:
03/12/20/15
Ratings:
Moody's B1; S&P BB-; Composite
B+
Maturity Date:
07/15/2025
Coupon:
5.50%
Unit Price:
$100.000
Underwriting Spread per Unit:
1.000%
Gross Spread as a % of Price:
1.000%%
Yield:
5.370%
Yield to Maturity:
5.134%
Principal Amount of Offering:
$800,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

3.75%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan
sleeve)
0.1209%
$967,000






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.1209%
$967,000









 10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Citigroup Inc. (Preferred-2049)
172967JK8
Trade Date
03-13-2015
List of Underwriters
Citigroup
 Banca IMI
 Deutsche Bank
Securities
HSBC
ING
 Natixis
RBS
UBS Investment
Bank
 Wells Fargo
Securities
 ABN AMRO
 ANZ Securities
 BB&T Capital
Markets
 BBVA
 BMO Capital
Markets
 C.L. King &
Associates
CAVU
Securities, LLC
 CIBC
COMMERZBANK
 Credit
Agricole CIB

Credit Suisse
 Imperial
Capital
 Lloyds
Securities
Macquarie
Capital
 MFR
Securities,
Inc.
Mischler
Financial
Group, Inc.
Nomura
Nykredit
Markets
PNC Capital
Markets
Santnader
Scotiabank
Siebert Capital
Markets
Sun Trust
Robinson
Humphrey
Telsey Advisor
Group
The Williams
Capital Group,
L.P.
US Bancorp

Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup Global Markets Inc.
Sector or Industry:
Banking
Date of First Offering:
03-13-2015
Ratings:
Ba3	BB	BB+
Maturity Date:
12/31/2049
Coupon:
5.875%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.500%
Gross Spread as a % of Price:
1.500%
Yield:
5.875%
Yield to Maturity:
5.875%
Principal Amount of Offering:
$1,500,000,000.00
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

 14.012%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.0466%
$700,000.00
AST BlackRock/Loomis Sayles Bond Portfolio
0.1352%
$2,029,000.00
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.1818%
$2,729,000.00
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.1818%
$2,729,000.00



10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
EMD Finance LLC 26867LAG5
Trade Date
3/16/2015
List of Underwriters
(Gs) Goldman, Sachs & Co.
Barclays Capital Inc.
Bbva Securities Inc.
Bnp Paribas Securities Corp
Citigroup Global Markets Inc.
Commerz Markets Llc
Deutsche Bank Securities Inc.
Dz Bank Ag Deutsche Zentral-
Genossenschaftsbank
J.P. Morgan Securities Llc
Landesbank Baden-Wuerttemberg
Merrill Lynch, Pierce, Fenner &
Smith, Incorporated
Rbs Securities Inc.
Sg Americas Securities, Llc
Skandinaviska Enskilda Banken
A/S
Unicredit Bank Ag
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
J.P. Morgan Securities LLC
Sector or Industry:
Biotechnology
Date of First Offering:
3/16/2015
Ratings:
SP:A/ MD:Baa1/ FT:NA
Maturity Date:
03/19/22
Coupon:
2.950%
Unit Price:
$99.824
Underwriting Spread per Unit:
0.400
Gross Spread as a % of Price:
0.4007%
Yield:
2.955%
Yield to Maturity:
2.950%
Principal Amount of Offering:
$1,000,000,000
Subordination Features:
Sr Unsecured
Years of Continued Operation:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

7.2000%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.4475%
$4,467,124.00






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.4475%
$4,467,124.00




10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Masco Corporation (MAS 4.45%
04/01/2025)
Cusip 574599BJ4
Trade Date
03/17/2015
List of Underwriters
Citigroup
 Deutsche Bank Securities
 J.P. Morgan Securities LLC
 RBC Capital Markets
 SunTrust Robinson Humphrey
 BofA Merrill Lynch
 PNC Capital Markets LLC
 Wells Fargo Securities
 Fifth Third Securities
 Comerica Securities
 SMBC Nikko
 The Williams Capital Group,
L.P.
 US Bancorp
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup Global Markets
Sector or Industry:
Home Improvement
Date of First Offering:
03/17/2015
Ratings:
Moody's Ba2; S&P BBB; Fitch
BB+; Composite BB+
Maturity Date:
04/01/2025
Coupon:
4.45%
Unit Price:
$100.000
Underwriting Spread per Unit:
0.650%
Gross Spread as a % of Price:
0.650%
Yield:
4.289%
Yield to Maturity:
3.978%
Principal Amount of Offering:
$500,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

2.67%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0064%
$32,000
AST High Yield Portfolio (J.P. Morgan
sleeve)
0.1124%
$562,000



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.1188%
$594,000








10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
GM Financial Automobile Leasing
Trust 38013PAC3
Trade Date
03/18/2015
List of Underwriters
(Gs) Goldman, Sachs & Co.
Citigroup Global Markets Inc.
Credit Agricole Securities
(Usa) Inc.
Deutsche Bank Securities Inc.
J.P. Morgan Securities Llc
Rbs Securities Inc.
Wells Fargo Securities, Llc
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Deutsche Bank Securities Inc.
Sector or Industry:
Automotive
Date of First Offering:
03/18/2015
Ratings:
SP:NA/ MD:Aaa/ FT:AAA
Maturity Date:
09/20/2018
Coupon:
1.530%
Unit Price:
99.986
Underwriting Spread per Unit:
0.250
Gross Spread as a % of Price:
0.250%
Yield:
1.541%
Yield to Maturity:
1.526%
Principal Amount of Offering:
$369,360,000
Subordination Features:
Secured
Years of Continued Operation:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

13.5370%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.7581%
$2,799,594.25






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.7581%
$2,799,594.25











10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Verisign Inc (VRSN 5.25%
04/01/2025 144A)
Cusip 92343EAG7
Trade Date
03/24/2015
List of Underwriters
BofA Merrill Lynch
 J.P. Morgan Securities LLC
 US Bancorp
 BB&T Capital Markets
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Internet Media
Date of First Offering:
03/24/2015
Ratings:
Moody's Ba1; S&P BB+; Composite
BB+
Maturity Date:
04/01/2025
Coupon:
5.25%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.000%
Gross Spread as a % of Price:
1.000%
Yield:
5.048%
Yield to Maturity:
4.729%
Principal Amount of Offering:
$500,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

1.38%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Strategic Opportunities
Portfolio
0.0028%
$14,000
AST J.P. Morgan Global Thematic Portfolio
0.0026%
$13,000
AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0336%
$168,000



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0390%
$195,000















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Ally Financial Inc (ALLY 4.125%
03/30/2020)
Cusip 02005NAZ3
Trade Date
03/25/2015
List of Underwriters
Barclays
 Citigroup
 Deutsche Bank Securities
J.P. Morgan Securities LLC
 BMO Capital Markets
 CIBC
 Lloyds Securities
 Scotiabank
 US Bancorp
 Blaylock Beal Van, LLC
 CastleOak Securities, L.P.
 Drexel Hamilton
 Lebenthal Capital Markets
 Mischler Financial Group Inc.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup Global Markets
Sector or Industry:
Consumer Finance
Date of First Offering:
03/25/15
Ratings:
S&P BB+; Fitch BB+; Composite
BB+
Maturity Date:
03/30/2020
Coupon:
4.125%
Unit Price:
$98.888
Underwriting Spread per Unit:
0.750%
Gross Spread as a % of Price:
0.750%
Yield:
4.094%
Yield to Maturity:
3.955%
Principal Amount of Offering:
$750,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

5.64%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Strategic Opportunities
Portfolio
0.0105%
$79,110
AST High Yield Portfolio (J.P. Morgan
sleeve)
0.1200%
$899,881



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.1305%
$978,991






10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Ally Financial Inc (ALLY 4.625%
03/30/2025)
Cusip 02005NBA7
Trade Date
03/25/2015
List of Underwriters
Barclays
 Citigroup
 Deutsche Bank Securities
 J.P. Morgan Securities LLC
 BMO Capital Markets
 CIBC
 Lloyds Securities
 Scotiabank
 US Bancorp
 Blaylock Beal Van, LLC
CastleOak Securities, L.P.
 Drexel Hamilton
 Lebenthal Capital Markets
 Mischler Financial Group Inc.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup Global Markets
Sector or Industry:
Consumer Finance
Date of First Offering:
03/25/2015
Ratings:
S&P BB+; Fitch BB+; Composite
BB+
Maturity Date:
03/30/2025
Coupon:
4.625%
Unit Price:
$98.040
Underwriting Spread per Unit:
0.95
Gross Spread as a % of Price:
0.95%
Yield:
4.619%
Yield to Maturity:
4.608%
Principal Amount of Offering:
$500,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

10.38%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Strategic Opportunities
Portfolio
0.0157%
$78,432
AST High Yield Portfolio (J.P. Morgan
sleeve)
0.1784%
$892,164



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.1941%
$970,596







10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Citizens Financial Group Inc.
174610105
Trade Date
03/25/2015
List of Underwriters
(Gs) Goldman, Sachs & Co.
Barclays Capital Inc.
Citigroup Global Markets Inc.
Credit Suisse Securities (Usa)
Llc
Deutsche Bank Securities Inc.
J.P. Morgan Securities Llc
Keefe, Bruyette & Woods, Inc.
Morgan Stanley & Co. Llc
Oppenheimer & Co. Inc.
Rbc Capital Markets, Llc
Rbs Securities Inc.
Sandler, O'neill & Partners,
L.P.
Ubs Securities Llc
Wells Fargo Securities, Llc
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Morgan Stanley & Co. Llc
Sector or Industry:
Fiduciary Banks
Date of First Offering:
03/25/2015
Ratings:
N/A
Maturity Date:
N/A
Coupon:
N/A
Unit Price:
$23.750
Underwriting Spread per Unit:
0.285
Gross Spread as a % of Price:
1.200%
Yield:
N/A
Yield to Maturity:
N/A
Principal Amount of Offering:
$3,206,250,000
Subordination Features:
Common Stock
Years of Continued Operation:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

4.4404%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Large-Cap Value
Portfolio
0.3427%
$10,986,489.00






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.3427%
$10,986,489.00






10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Citizens Financial Group Inc.
174610105
Trade Date
03/25/2015
List of Underwriters
(Gs) Goldman, Sachs & Co.
Barclays Capital Inc.
Citigroup Global Markets Inc.
Credit Suisse Securities (Usa)
Llc
Deutsche Bank Securities Inc.
J.P. Morgan Securities Llc
Keefe, Bruyette & Woods, Inc.
Morgan Stanley & Co. Llc
Oppenheimer & Co. Inc.
Rbc Capital Markets, Llc
Rbs Securities Inc.
Sandler, O'neill & Partners,
L.P.
Ubs Securities Llc
Wells Fargo Securities, Llc
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Morgan Stanley & Co. Llc
Sector or Industry:
Fiduciary Banks
Date of First Offering:
03/25/2015
Ratings:
N/A
Maturity Date:
N/A
Coupon:
N/A
Unit Price:
$23.750
Underwriting Spread per Unit:
0.285
Gross Spread as a % of Price:
1.200%
Yield:
N/A
Yield to Maturity:
N/A
Principal Amount of Offering:
$3,206,250,000
Subordination Features:
Common Stock
Years of Continued Operation:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

5.9260%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Large-Cap Value
Portfolio
0.3427%
$10,986,489.00






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.3427%
$10,986,489.00






10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Navient Corporation (NAVI 5.875
03/25/2021)
Cusip 63938CAC2
Trade Date
03/25/2015
List of Underwriters
BofA Merrill Lynch
 Barclays
 Credit Suisse
 J.P. Morgan Securities LLC
 Deutsche Bank Securities
 Goldman, Sachs & Co.,
RBC Capital Markets,
Wells Fargo Securities
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Credit Suisse Securities
Sector or Industry:
Consumer Finance
Date of First Offering:
03/25/15
Ratings:
Moody's Ba3; S&P BB; Fitch BB;
Composite BB-
Maturity Date:
03/25/2021
Coupon:
5.875%
Unit Price:
$99.379
Underwriting Spread per Unit:
0.875%
Gross Spread as a % of Price:
0.875%
Yield:
5.871%
Yield to Maturity:
5.861%
Principal Amount of Offering:
$500,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

1.13%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Strategic Opportunities
Portfolio
0.0268%
$134,162






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0268%
$134,162











10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
UPCB Finance IV LTD (UPCB
5.375% 01/15/2025 144A)
Cusip 90320MAA3
Trade Date
03/31/2015
List of Underwriters
Credit Suisse International
 ING Bank NV/London
  J.P. Morgan Securities LLC
 Morgan Stanley & Co
 Nomura International PLC
 Scotiabank
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Credit Suisse Securities
Sector or Industry:
Wireline Telecommunications
Services
Date of First Offering:
03/31/2015
Ratings:
Moody's Ba3; S&P BB; Composite
BB-
Maturity Date:
01/15/2025
Coupon:
5.375%
Unit Price:
$100.000
Underwriting Spread per Unit:
0.750%
Gross Spread as a % of Price:
0.750%
Yield:
5.270%
Yield to Maturity:
5.054%
Principal Amount of Offering:
$800,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

3.42%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0580%
$464,000



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0580%
$464,000












10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
AXALTA COATING SYSTEMS LTD
G0750C108
Trade Date
04/01/2015
List of Underwriters
(GS) Goldman, Sachs & Co.
Academy Securities, Inc.
Barclays Capital Inc.
Citigroup Global Markets Inc.
Deutsche Bank Securities Inc.
J.P. Morgan Securities LLC
Jefferies LLC
Merrill Lynch, Pierce, Fenner &
Smith, Incorporated
Morgan Stanley & Co. LLC
Nomura Securities
International, Inc.
BB&T Capital Markets
SMBC Nikko Securities Inc.
UBS Securities LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
GOLDMAN, SACHS & CO.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
CITIGROUP GLOBAL MARKETS INC.
Sector or Industry:
BASIC MATERIALS
Date of First Offering:
04/01/2015
Ratings:
N/A
Maturity Date:
N/A
Coupon:
N/A
Unit Price:
$28.000
Underwriting Spread per Unit:
0.9800
Gross Spread as a % of Price:
3.500%
Yield:
N/A
Yield to Maturity:
N/A
Principal Amount of Offering:
$1,120,000,000
Subordination Features:
Common Stock
Years of Continued Operation:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

4.5498%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Mid-Cap Growth Portfolio
0.1598%
$1,789,760.00



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.1598%
$1,789,760.00








10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
CYRUSONE INC  23283R100
Trade Date
04/01/2015
List of Underwriters
 Goldman, Sachs & Co.
Barclays Capital Inc.
Citigroup Global Markets Inc.
Deutsche Bank Securities Inc.
J.P. Morgan Securities LLC
Morgan Stanley & Co. LLC
PNC Capital Markets LLC
Regions Securities LLC
UBS Securities LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
GOLDMAN, SACHS & CO.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
MORGAN STANLEY & CO. LLC
Sector or Industry:
FINANCIAL
Date of First Offering:
03/31/2015
Ratings:
N/A
Maturity Date:
N/A
Coupon:
N/A
Unit Price:
$31.120
Underwriting Spread per Unit:
1.2448
Gross Spread as a % of Price:
4.000%
Yield:
N/A
Yield to Maturity:
N/A
Principal Amount of Offering:
$385,888,000
Subordination Features:
Common Stock
Years of Continued Operation:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

12.1420%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Small-Cap Value
Portfolio
1.2201%
$4,708,238.00
PSF SP Small Cap Value Portfolio
0.1581%
$610,107.63
Total Purchased for Prudential Funds which
Sub-Adviser Manages
1.3782%
$5,318,345.63
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
1.3782%
$5,318,345.63










10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
MYLAN NV N59465109
Trade Date
04/01/2015
List of Underwriters
 Goldman, Sachs & Co.
Morgan Stanley & Co. LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
GOLDMAN, SACHS & CO.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
MORGAN STANLEY & CO. LLC
Sector or Industry:
HEALTHCARE
Date of First Offering:
03/31/2015
Ratings:
N/A
Maturity Date:
N/A
Coupon:
N/A
Unit Price:
$58.35
Underwriting Spread per Unit:
1.45875
Gross Spread as a % of Price:
2.500%
Yield:
N/A
Yield to Maturity:
N/A
Principal Amount of Offering:
$2,042,250,000
Subordination Features:
Common Stock
Years of Continued Operation:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

0.7318%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Large-Cap Value
Portfolio
0.2574%
$5,257,743.50






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.2574%
$5,257,743.50
















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Taylor Morrison Communities Inc
and Taylor Morrison Holdings II
Inc. (TAYMON 5.875% 04/15/23
144A); Cusip 87724LAA3
Trade Date
04/01/2015
List of Underwriters
Citigroup Global Markets Inc.
 Credit Suisse Securities USA LLC
 Deutsche Bank Securities Inc.
 Goldman Sachs
 J.P. Morgan Securities LLC
 Comerica Inc.
 FBR Capital Markets Corp
 HSBC Securities
 Wells Fargo Securities LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup Global Markets
Sector or Industry:
Homebuilders
Date of First Offering:
04/01/2015
Ratings:
Moody's B2; S&P BB-; Composite B+
Maturity Date:
04/15/2023
Coupon:
5.875%
Unit Price:
$100.000
Underwriting Spread per Unit:
1.00
Gross Spread as a % of Price:
1.00%
Yield:
5.934%
Yield to Maturity:
6.036%
Principal Amount of Offering:
$350,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

4.70%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan
sleeve)
0.1531%
$536,000
AST J.P. Morgan Strategic Opportunities
Portfolio
0.0134%
$47,000
AST J.P. Morgan Global Thematic Portfolio
0.0123%
$43,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.1788%
$626,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.1788%
$626,000










10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Hexion Inc (HSN 10.00% 04/15/20
144A); Cusip 42829LAA2
Trade Date
04/02/2015
List of Underwriters
Citigroup Global Markets Inc.
 Credit Suisse Securities USA LLC
 Deutsche Bank Securities Inc.
 Goldman Sachs
 J.P. Morgan Securities LLC
 Merrill Lynch Pierce Fenner
 Morgan Stanley
 UBS Securities LLC
 Apollo Global Securities LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup Global Markets
Sector or Industry:
Chemicals
Date of First Offering:
04/02/2015
Ratings:
Moody's B3; S&P CCC+; Composite
CCC+
Maturity Date:
04/15/2020
Coupon:
10.00%
Unit Price:
$100.000
Underwriting Spread per Unit:
2.00
Gross Spread as a % of Price:
2.00%
Yield:
9.569%
Yield to Maturity:
8.568%
Principal Amount of Offering:
$315,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

6.09%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan
sleeve)
0.1238%
$390,000
AST J.P. Morgan Strategic Opportunities
Portfolio
0.0619%
$195,000
AST J.P. Morgan Global Thematic Portfolio
0.0105%
$33,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.1962%
$618,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.1962%
$618,000












10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Fiat Chrysler Automobiles NV
(FCAIM 4.50% 04/15/20 144A);
Cusip 31562QAA5
Trade Date
04/09/2015
List of Underwriters
BofA Merrill
Lynch
 Barclays
 Citi
 Goldman Sachs
 J.P. Morgan
Securities LLC
 Morgan Stanley
 UBS Securities
LLC
 Banca IMI
 Banco Santander
 BNP Paribas
 Credit Agricole
CIB
 Credit Suisse
 Deutsche Bank
 Mediobanca
 Royal Bank of
Scotland
Royal Bank of
Canada
 Societe Generale
Corporate
UniCredit
 Lebenthal & Co
Inc.
 Loop Capital
Markets LLC
 Mischler
Financial Group
Ramirez & Co Inc.
 Williams Capital
Group LP
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Automobiles Manufacturing
Date of First Offering:
04/09/2015
Ratings:
Moody's B2; S&P BB-; Fitch BB-;
DBRS BBL
Maturity Date:
04/15/2020
Coupon:
4.50%
Unit Price:
$100.000
Underwriting Spread per Unit:
1.00
Gross Spread as a % of Price:
1.00%
Yield:
4.483%
Yield to Maturity:
4.409%
Principal Amount of Offering:
$1,500,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

3.64%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0696%
$1,044,000



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0696%
$1,044,000







10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Fiat Chrysler Automobiles NV
(FCAIM 5.25% 04/15/23 144A);
Cusip 31562QAD9
Trade Date
04/09/2015
List of Underwriters
BofA Merrill
Lynch
 Barclays
 Citi
 Goldman Sachs
J.P. Morgan
Securities LLC
 Morgan Stanley
 UBS Securities
LLC
 Banca IMI
 Banco Santander
 BNP Paribas
 Credit Agricole
CIB
 Credit Suisse
 Deutsche Bank
 Mediobanca
 Royal Bank of
Scotland
 Royal Bank of
Canada
 Societe
Generale
Corporate
 UniCredit
 Lebenthal & Co
Inc.
 Loop Capital
Markets LLC
 Mischler
Financial Group
 Ramirez & Co
Inc.
 Williams
Capital Group LP
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup Global Markets
Sector or Industry:
Automobiles Manufacturing
Date of First Offering:
04/09/2015
Ratings:
Moody's B2; S&P BB-; Fitch BB-;
DBRS BBL
Maturity Date:
04/15/23
Coupon:
5.25%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.00
Gross Spread as a % of Price:
1.00%
Yield:
5.316%
Yield to Maturity:
5.448%
Principal Amount of Offering:
$1,500,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

2.08%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0482%
$723,000



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0482%
$723,000







10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Ryman/RHP Hotel Properties, LP
and RHP Finance Corp (RHP 5.00%
04/15/23 144A); Cusip 749571AC9
Trade Date
04/09/2015
List of Underwriters
BofA Merrill Lynch
 Credit Agricole Securities USA
 Deutsche Bank Securities Inc.
 J.P. Morgan Securities LLC
 US Bancorp
 Wells Fargo Securities LLC
 Capital One Bank
 Raymond James & Associates
 Scotia Capital Inc.
 SMBC Nikko Securities America,
TD Securities
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Deutsche Bank Securities
Sector or Industry:
Real Estate
Date of First Offering:
04/09/2015
Ratings:
Moody's B1; S&P BB; Composite BB-
Maturity Date:
04/15/2023
Coupon:
5.00%
Unit Price:
$100.000
Underwriting Spread per Unit:
1.48
Gross Spread as a % of Price:
1.48%
Yield:
5.038%
Yield to Maturity:
5.116%
Principal Amount of Offering:
$400,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

7.04%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0650%
$260,000
AST J.P. Morgan Global Thematic Portfolio
0.0063%
$25,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0713%
$285,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0713%
$285,000









10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
CCO Holdings LLC and CCO Holding
Capital Corp (CHRT 5.125%
05/01/23 144A); Cusip 1248EPBF9
Trade Date
04/13/2015
List of Underwriters
BofA Merrill Lynch
 Credit Suisse
 Deutsche Bank Securities Inc.
 Goldman Sachs
 Citigroup Global Markets Inc.
 Guggenheim Securities LLC
 J.P. Morgan Securities LLC
 LionTree Advisors LLC
 Macquire Capital USA Inc.
 RBC Capital Markets
 SunTrust Robinson Humphrey
 UBS Securities
 US Bancorp Piper Jaffray
 Wells Fargo Securities LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Credit Suisse Securities
Sector or Industry:
Cable & Satellite
Date of First Offering:
04/13/2015
Ratings:
Moody's B1; S&P BB-; Fitich BB-;
Composite B+
Maturity Date:
05/01/2023
Coupon:
5.125%
Unit Price:
$100.000
Underwriting Spread per Unit:
1.00
Gross Spread as a % of Price:
1.00%
Yield:
5.210%
Yield to Maturity:
5.380%
Principal Amount of Offering:
$1,150,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

3.32%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0226%
$260,000
AST J.P. Morgan Global Thematic Portfolio
0.0028%
$32,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0254%
$292,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0254%
$292,000







10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
CCO Holdings LLC and CCO Holding
Capital Corp (CHRT 5.375%
05/01/25 144A); Cusip 1248EPBG7
Trade Date
04/13/2015
List of Underwriters
BofA Merrill Lynch
 Credit Suisse
 Deutsche Bank Securities Inc.
 Goldman Sachs
 Citigroup Global Markets Inc.
 Guggenheim Securities LLC
 J.P. Morgan Securities LLC
 LionTree Advisors LLC
 Macquire Capital USA Inc.
 RBC Capital Markets
 SunTrust Robinson Humphrey
 UBS Securities
 US Bancorp Piper Jaffray
 Wells Fargo Securities LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Credit Suisse Securities
Sector or Industry:
Cable & Satellite
Date of First Offering:
04/13/2015
Ratings:
Moody's B1; S&P BB-; Fitich BB-;
Composite B+
Maturity Date:
05/01/2025
Coupon:
5.375
Unit Price:
$100.00
Underwriting Spread per Unit:
1.00
Gross Spread as a % of Price:
1.00%
Yield:
5.457%
Yield to Maturity:
5.574%
Principal Amount of Offering:
$750,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

4.77%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0320%
$240,000
AST J.P. Morgan Strategic Opportunities
Portfolio
0.0020%
$15,000
AST J.P. Morgan Global Thematic Portfolio
0.0040%
$30,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0380%
$285,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0380%
$285,000





10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
CCO Holdings LLC and CCO Holding
Capital Corp (CHRT 5.875%
05/01/27 144A); Cusip 1248EPBK8
Trade Date
04/13/2015
List of Underwriters
BofA Merrill Lynch
 Credit Suisse
 Deutsche Bank Securities Inc.
 Goldman Sachs
 Citigroup Global Markets Inc.
 Guggenheim Securities LLC
 JPMorgan
 LionTree Advisors LLC
 Macquire Capital USA Inc.
 RBC Capital Markets
 SunTrust Robinson Humphrey
 UBS Securities
 US Bancorp Piper Jaffray
 Wells Fargo Securities LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Credit Suisse Securities
Sector or Industry:
Cable & Satellite
Date of First Offering:
04/13/2015
Ratings:
Moody's B1; S&P BB-; Fitich BB-;
Composite B+
Maturity Date:
05/01/2027
Coupon:
5.875%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.00
Gross Spread as a % of Price:
1.00%
Yield:
5.934%
Yield to Maturity:
5.993%
Principal Amount of Offering:
$800,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

1.74%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0428%
$342,000
AST J.P. Morgan Strategic Opportunities
Portfolio
0.0048%
$38,000
AST J.P. Morgan Global Thematic Portfolio
0.0010%
$8,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0486%
$388,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0486%
$388,000





10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Davita HealthCare Partners Inc.
(DVA 5.00% 05/01/25)
Cusip 23918KAR9
Trade Date
04/14/2015
List of Underwriters
BofA Merrill Lynch
 Barclays
 Credit Suisse
 Goldman, Sachs & Co.
J.P. Morgan Securities LLC
 Morgan Stanley
 SunTrust Robinson Humphrey
 Wells Fargo Securities
 Credit Agricole CIB
 MUFG
 Scotiabank
 SMBC Nikko
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Health Care Facilities & Services
Date of First Offering:
04/14/2015
Ratings:
Moody's B1; S&P B+; Composite B+
Maturity Date:
05/01/2025
Coupon:
5.000%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.00%
Gross Spread as a % of Price:
1.00%
Yield:
5.175%
Yield to Maturity:
5.447%
Principal Amount of Offering:
$1,500,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

4.33%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0320%
$990,000
AST J.P. Morgan Strategic Opportunities
Portfolio
0.0020%
$85,000
AST J.P. Morgan Global Thematic Portfolio
0.0040%
$80,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0380%
$1,155,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0380%
$1,155,000






10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
JPMorgan Chase & Co (Perpetual)
46625HKK5
Trade Date
04-14-2015
List of Underwriters
J.P. Morgan Securities LLC
 BBVA Securities Inc.
 BB&T Capital Markets
 BNY Mellon Capital Markets,
LLC
 Capital One Securities, Inc.
 Danske Markets Inc.
 ING Financial Markets LLC
 KeyBanc Capital Markets Inc.
 Lloyds Securities Inc.
 Mitsubishi UFJ Securities
(USA), Inc.
 PNC Capital Markets LLC
 RBS Securities Inc.
 SG Americas Securities, LLC
 Blaylock Beal Van, LLC
 CastleOak Securities, L.P.
 Drexel Hamilton, LLC
 Lebenthal & Co., LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
J.P. Morgan Securities LLC
Sector or Industry:
Banking
Date of First Offering:
04-14-2015
Ratings:
Baa3	BBB-	BBB-
Maturity Date:
12-31-2049 (Perpetual)
Coupon:
5.300 %
Unit Price:
$100.00
Underwriting Spread per Unit:
1.250%
Gross Spread as a % of Price:
1.250%
Yield:
4.37%
Yield to Maturity:
4.37%
Principal Amount of Offering:
$ 2,000,000,000
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

  4.752%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock/ Loomis Sayles Bond
Portfolio
0.0550%
$1,100,000



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0550%
$1,100,000



10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Level 3 Financing Inc (LVLT
5.125% 05/01/23 144A);
Cusip 527298BE2
Trade Date
04/14/2015
List of Underwriters
BofA Merrill Lynch
 Barclays Bank PLC
 Citi
 Credit Suisse
 Goldman Sachs
 J.P. Morgan Securities LLC
 Morgan Stanley
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup Global Markets
Sector or Industry:
Wireline Telecommunications
Services
Date of First Offering:
04/14/2015
Ratings:
Moody's B3; S&P B; Fitch BB;
Composite B
Maturity Date:
05/01/2023
Coupon:
5.125%
Unit Price:
$100.000
Underwriting Spread per Unit:
1.50
Gross Spread as a % of Price:
1.50%
Yield:
5.230%
Yield to Maturity:
5.443%
Principal Amount of Offering:
$700,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

7.87%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0091%
$64,000
AST J.P. Morgan Global Thematic Portfolio
0.0019%
$13,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0110%
$77,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0110%
$77,000














10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Level 3 Financing Inc (LVLT
5.375% 05/01/25 144A);
Cusip 527298BG7
Trade Date
04/14/2015
List of Underwriters
BofA Merrill Lynch
 Barclays Bank PLC
Citi
 Credit Suisse
 Goldman Sachs
 J.P. Morgan Securities LLC
 Morgan Stanley
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup Global Markets
Sector or Industry:
Wireline Telecommunications
Services
Date of First Offering:
04/14/2015
Ratings:
Moody's B3; S&P B; Fitch BB;
Composite B
Maturity Date:
05/01/2025
Coupon:
5.375%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.50
Gross Spread as a % of Price:
1.50%
Yield:
5.520%
Yield to Maturity:
5.729%
Principal Amount of Offering:
$800,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

12.57%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0283%
$226,000
AST J.P. Morgan Global Thematic Portfolio
0.0059%
$47,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0342%
$273,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0342%
$273,000















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
PARTY CITY HOLDCO INC
702149105
Trade Date
04/15/2015
List of Underwriters
 Goldman, Sachs & Co.
Barclays Capital Inc.
Credit Suisse Securities (Usa)
LLC
Deutsche Bank Securities Inc.
J.P. Morgan Securities LLC
Merrill Lynch, Pierce, Fenner &
Smith, Incorporated
Morgan Stanley & Co. LLC
Stephens Inc.
Telsey Advisory Group LLC
William Blair & Company, L.L.C.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
GOLDMAN, SACHS & CO.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
MERRILL LYNCH, PIERCE, FENNER &
SMITH, INCORPORATED
Sector or Industry:
SERVICES
Date of First Offering:
04/15/2015
Ratings:
N/A
Maturity Date:
N/A
Coupon:
N/A
Unit Price:
$17.000
Underwriting Spread per Unit:
1.0625
Gross Spread as a % of Price:
6.2500%
Yield:
N/A
Yield to Maturity:
N/A
Principal Amount of Offering:
$371,875,000
Subordination Features:
Common Stock
Years of Continued Operation:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

1.8332%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Small-Cap Value
Portfolio
0.1989%
$739,670.00
PSF SP Small Cap Value Portfolio
0.0258%
$95,761.00
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.2247%
$835,431.00
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.2247%
$835,431.00




10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Party City Holdco Inc. (PRTY)
IPO; Cusip 702149105
Trade Date
04/15/2015
List of Underwriters
Goldman Sachs & Co.
 BofA Merrill Lynch
 Credit Suisse
 Morgan Stanley
 Barclays
 Deutsche Bank Securities
 J.P. Morgan Securities LLC
 William Blair
 Stephens Inc.
 Telsey Advisory Group
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Goldman Sachs & Co
Sector or Industry:
Consumer Discretionary
Date of First Offering:
04/15/2015
Ratings:
NA
Maturity Date:
NA
Coupon:
NA
Unit Price:
$17.00
Underwriting Spread per Unit:
$1.0625
Gross Spread as a % of Price:
0.0625%
Yield:
NA
Yield to Maturity:
NA
Principal Amount of Offering:
$371,875,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

0.65%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Small Cap Value Portfolio (J.P. Morgan
sleeve)
0.0585%
$217,600






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0585%
$217,600













10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
VIRTU FINANCIAL, INC  928254101
Trade Date
04/15/2015
List of Underwriters
Goldman, Sachs & Co.
Academy Securities, Inc.
BMO Capital Markets Corp.
CIBC World Markets Inc.
Citigroup Global Markets Inc.
Credit Suisse Securities (USA)
LLC
Evercore Group L.L.C.
J.P. Morgan Securities LLC
Rosenblatt Securities Inc
Sandler, O'neill & Partners,
L.P.
ISI
UBS Securities LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
GOLDMAN, SACHS & CO.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
J.P. MORGAN SECURITIES LLC
Sector or Industry:
FINANCIAL
Date of First Offering:
04/15/2015
Ratings:
N/A
Maturity Date:
N/A
Coupon:
N/A
Unit Price:
19.000
Underwriting Spread per Unit:
1.3300
Gross Spread as a % of Price:
7.000%
Yield:
N/A
Yield to Maturity:
N/A
Principal Amount of Offering:
$314,113,168
Subordination Features:
Common Stock
Years of Continued Operation:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

3.0547%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Small-Cap Value
Portfolio
0.2309%
$725,154.00
PSF SP Small Cap Value Portfolio
0.0299%
$93,898.00
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.2608%
$819,052.00
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.2608%
$819,052.00







10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Virtu Financial, Inc. (VIRT) IPO;
Cusip 928254101
Trade Date
04/15/2015
List of Underwriters
Goldman Sachs & Co.
 J.P. Morgan Securities LLC
 Sandler O'Neill + Partners L.P.
 BMO Capital Markets
 Citigroup
 Credit Suisse
 Evercore ISI
 UBS Investment Bank
 Academy Securities
CIBC
 Rosenblatt Securities
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Goldman Sachs & Co.
Sector or Industry:
Financial Services
Date of First Offering:
04/15/2015
Ratings:
NA
Maturity Date:
NA
Coupon:
NA
Unit Price:
$19.00
Underwriting Spread per Unit:
$1.33
Gross Spread as a % of Price:
0.07%
Yield:
NA
Yield to Maturity:
NA
Principal Amount of Offering:
$314,113,168
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

0.86%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Small Cap Value Portfolio (J.P. Morgan
sleeve)
0.0702%
$220,400



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0702%
$220,400











10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
The Goldman Sachs Group, Inc.
(Perpetual)   38148BAB4
Trade Date
04-16-2015
List of Underwriters
Goldman, Sachs &
Co.
 ABN AMRO
Securities (USA)
LLC
 Banca IMI S.p.A.
 BB&T Capital
Markets
 BBVA Securities
Inc.
 BNY Mellon Capital
Markets, LLC
 Capital One
Securities, Inc.
 Credit Agricole
Securities (USA)
Inc.
 Fifth Third
Securities, Inc.
 KeyBanc Capital
Markets Inc.
 Lloyds Securities
Inc.
 Mizuho Securities
USA Inc.
 Natixis Securities
Americas LLC
 PNC Capital
Markets LLC
 RBC Capital
Markets, LLC
 Santander
Investment
Securities Inc.
 Scotia Capital
(USA) Inc.
 SMBC Nikko
Securities America,
Inc.
 SunTrust Robinson
Humphrey, Inc.
 TD Securities
(USA) LLC
 UniCredit Capital
Markets LLC
 U.S. Bancorp
Investments, Inc.
 Wells Fargo
Securities, LLC
 Drexel Hamilton,
LLC
 Loop Capital
Markets, LLC
 Mischler Financial
Group, Inc.
 The Williams
Capital Group, L.P.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Goldman Sachs & Co
Sector or Industry:
Banking
Date of First Offering:
04-16-2015
Ratings:
Ba1	BB	BB+
Maturity Date:
12-31-2049 (Perpetual)
Coupon:
5.375%
Unit Price:
$100.000
Underwriting Spread per Unit:
1.500%
Gross Spread as a % of Price:
1.500%
Yield:
5.290%
Yield to Maturity:
5.290%
Principal Amount of Offering:
$ 2,000,000,000
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

      1.150%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock/ Loomis Sayles Bond
Portfolio
0.0432%
            $
865,000.00



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0432%
            $
865,000.00







10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
AutoZone, Inc. (2025)
053332AR3
Trade Date
04-20-2015
List of Underwriters
J.P. Morgan Securities LLC
 U.S. Bancorp Investments, Inc.
 Wells Fargo Securities, LLC
 Barclays Capital Inc.
 Merrill Lynch, Pierce, Fenner
& Smith Incorporated
 SunTrust Robinson Humphrey
Inc.
 Deutsche Bank Securities Inc.
 Fifth Third Securities Inc.
 Guggenheim Securities LLC
 KeyBanc Capital Markets Inc.
 Mitsubishi UFJ Securities
(USA) Inc.
 Mizuho Securities USA Inc.
 PNC Capital Markets LLC,
 Regions Securities LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
J.P. Morgan Securities LLC.
Sector or Industry:
Retailers
Date of First Offering:
04-20-2015
Ratings:
Baa1	BBB	BBB
Maturity Date:
04-15-2025
Coupon:
3.250 %
Unit Price:
$99.731
Underwriting Spread per Unit:
0.650%
Gross Spread as a % of Price:
0.651%
Yield:
3.270%
Yield to Maturity:
3.270%
Principal Amount of Offering:
$ 398,924,000
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

  7.500%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.1625%
$648,251.50



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.1625%
$648,251.50






10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
AutoZone, Inc. (2021)
053332AS1
Trade Date
04-20-2015
List of Underwriters
J.P. Morgan Securities LLC,
U.S. Bancorp Investments, Inc.
 Wells Fargo Securities, LLC
 Barclays Capital Inc.
 Merrill Lynch, Pierce, Fenner
& Smith Incorporated
 SunTrust Robinson Humphrey
Inc.
 Deutsche Bank Securities Inc.
 Fifth Third Securities Inc.
 Guggenheim Securities LLC
 KeyBanc Capital Markets Inc.
 Mitsubishi UFJ Securities
(USA), Inc.
 Mizuho Securities USA Inc.
 PNC Capital Markets LLC,
Regions Securities LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
U.S. Bancorp Investments, Inc.
Sector or Industry:
Retailers
Date of First Offering:
04-20-2015
Ratings:
Baa1	BBB	BBB
Maturity Date:
04-15-2025
Coupon:
2.500 %
Unit Price:
$99.962
Underwriting Spread per Unit:
0.625%
Gross Spread as a % of Price:
0.625%
Yield:
2.500%
Yield to Maturity:
2.500%
Principal Amount of Offering:
$ 249,905,000
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

  6.000%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.3360%
$839,680.80



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.3360%
$839,680.80





10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Levi Strauss & Co. (LEVI 5.00%
05/01/25 144A)
Cusip 52736RBF8
Trade Date
04/20/2015
List of Underwriters
Goldman Sachs
 J.P. Morgan Securities LLC
 Merrill Lynch Pierce Fenner
Deutsche Bank Securities Inc.
 HSBC Securities
 Scotia Capital USA Inc.
 Wells Fargo Securities LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Apparel & Textile Products
Date of First Offering:
04/20/2015
Ratings:
Moody's Ba2; S&P BBu; Fitch BB-;
Composite BB-
Maturity Date:
05/01/2025
Coupon:
5.000%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.30
Gross Spread as a % of Price:
1.30%
Yield:
5.181%
Yield to Maturity:
5.464%
Principal Amount of Offering:
$500,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

2.83%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0970%
$485,000
AST J.P. Morgan Global Thematic Portfolio
0.0070%
$35,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.1040%
$520,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.1040%
$520,000
T










10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Lennar Corporation (LEN 4.75%
05/30/25); Cusip 526057BV5
Trade Date
04/21/2015
List of Underwriters
Citigroup
 BofA Merrill Lynch
 Deutsche Bank Securities
 Wells Fargo Securities
 J.P. Morgan Securities LLC
 Mizuho Securities
 RBC Capital Markets
 Fifth Third Securities
 PNC Capital Markets LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup Global Markets
Sector or Industry:
Homebuilders
Date of First Offering:
04/21/2015
Ratings:
Moody's Ba2; S&P BB; Fitch BB+;
Composite BB
Maturity Date:
05/30/2025
Coupon:
4.750%
Unit Price:
$100.00
Underwriting Spread per Unit:
0.75%
Gross Spread as a % of Price:
0.75%
Yield:
4.847%
Yield to Maturity:
5.007%
Principal Amount of Offering:
$500,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

4.29%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan
sleeve)
0.1270%
$635,000
AST J.P. Morgan Strategic Opportunities
Portfolio
0.0110%
$55,000
AST J.P. Morgan Global Thematic Portfolio
0.0100%
$50,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.1480%
$740,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.1480%
$740,000











10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
AT&T INC 00206RCN0
Trade Date
04/23/2015
List of Underwriters
(GS) Goldman, Sachs
& Co.
Barclays Capital
Inc.
BNP Paribas
Securities Corp
C.L. King &
Associates, Inc.
Castleoak
Securities, L.P.
Citigroup Global
Markets Inc.
Comerica
Securities, Inc.
Credit Suisse
Securities (USA)
LLC
Deutsche Bank
Securities Inc.
J.P. Morgan
Securities LLC
Loop Capital
Markets L.L.C.
Merrill Lynch,
Pierce, Fenner &
Smith
Mizuho Securities
USA Inc.
Morgan Stanley & Co.
LLC
RBC Capital Markets,
LLC
Samuel A. Ramirez &
Company, Inc.
Santander Investment
Securities Inc.
Siebert, Brandford,
Shank & Co, L.L.C.
TD Securities Usa
LLC
U.S. Bancorp
Investments, Inc.
UBS Securities LLC
Wells Fargo
Securities, LLC
Williams Capital
Group L.P. (The)
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
GOLDMAN, SACHS & CO.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
J.P. MORGAN SECURITIES LLC
Sector or Industry:
TECHNOLOGY
Date of First Offering:
04/23/2015
Ratings:
SP:BBB+/ MD:Baa1/ FT:A-
Maturity Date:
05/15/2025
Coupon:
3.4000%
Unit Price:
99.704
Underwriting Spread per Unit:
0.4000
Gross Spread as a % of Price:
0.4012%
Yield:
3.4100%
Yield to Maturity:
3.4000%
Principal Amount of Offering:
$5,000,000,000
Subordination Features:
Sr Unsecured
Years of Continued Operation:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

2.1001%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.0715%
$3,564,418.00



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0715%
$3,564,418.00









10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
ZF NA Capital (ZFFNGR 4.00%
04/29/20 144A);
Cusip 98877DAA3
Trade Date
04/24/2015
List of Underwriters
Banca IMI
 Barclays Capital
 BayernLB
 BNP Paribas
 Citigroup Global
Markets Inc
 Commerz Markets
LLC
 Credit Agricole
Corp
 Deutsche Bank
Securities Inc.
 HSBC Securities
 ING Financial
Markets LLC
 J.P. Morgan
Securities LLC
 Landesbank
Hessen-Thuringen
 Landesbank Baden-
Wuerttembe
 Merrill Lynch
Pierce Fenner
 Mitsubishi UFJ
Securities USA Inc.
 Mizuho Securities
USA Inc.
 RBC Capital
Markets
 RBS Securities
Inc.
 Santander
Investment
Securities
 Skandinaviska
Enskilda Banken
 SMBC Nikko Capital
Markets Ltd
 UBS Securities LLC
 UniCredit Bank AG
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup Global Markets
Sector or Industry:
Auto Parts Manufacturing
Date of First Offering:
04/24/2015
Ratings:
Moody's Ba2; S&P BB; Composite BB
Maturity Date:
04/29/2020
Coupon:
4.00%
Unit Price:
$99.440
Underwriting Spread per Unit:
0.80
Gross Spread as a % of Price:
0.80%
Yield:
3.995%
Yield to Maturity:
3.970%
Principal Amount of Offering:
$1,000,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

3.31%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0785
$784,582



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0785
$784,582










10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
ZF NA Capital (ZFFNGR 4.50%
04/29/22 144A);
Cusip 98877DAB1
Trade Date
04/24/2015
List of Underwriters
Banca IMI
Banco Santander
Bank of America
Merrill Lynch
Barclays Capital
 BayernLB
 BNP Paribas
 Citigroup Global
Markets Inc
 Commerz Markets
LLC
 Credit Agricole
Corp
 Deutsche Bank
Securities Inc.
Helaba
 HSBC Securities

ING Groep
J.P. Morgan
Securities LLC
 Landesbank Baden-
Wuerttembe
Mitsubishi UFJ
Securities USA Inc.
 Mizuho Securities
USA Inc.
 RBC Capital
Markets
 RBS Securities
Inc.
 Skandinaviska
Enskilda Banken
 SMBC Nikko Capital
Markets Ltd
 UBS Securities LLC
 UniCredit Bank AG
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup Global Markets
Sector or Industry:
Auto Parts Manufacturing
Date of First Offering:
04/24/2015
Ratings:
Moody's Ba2; S&P BB; Composite BB
Maturity Date:
04/29/2022
Coupon:
4.500%
Unit Price:
$99.260
Underwriting Spread per Unit:
0.80
Gross Spread as a % of Price:
0.80%
Yield:
4.569%
Yield to Maturity:
4.759%
Principal Amount of Offering:
$1,000,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

4.72%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0591%
$590,597



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0591%
$590,597










10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
ZF NA Capital (ZFFNGR 4.75%
04/29/25 144A);
Cusip 98877DAC9
Trade Date
04/24/2015
List of Underwriters

Banca IMI
Banco Santander
Bank of America
Merrill Lynch
Barclays Capital
BayernLB
 BNP Paribas
 Citigroup Global
Markets Inc
 Commerz Markets
LLC
 Credit Agricole
Corp
 Deutsche Bank
Securities Inc.
Helaba Bank
 HSBC Securities
 ING Groep
J.P. Morgan
Securties LLC
Landesbank Baden-
Wuerttembe
Mitsubishi UFJ
Securities USA
Inc.
 Mizuho Securities
USA Inc.
 RBC Capital
Markets
 RBS Securities
Inc.
  Skandinaviska
Enskilda Banken
 SMBC Nikko
Capital Markets
Ltd
 UBS Securities
LLC
 UniCredit Bank AG
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup Global Markets
Sector or Industry:
Auto Parts Manufacturing
Date of First Offering:
04/24/2015
Ratings:
Moody's Ba2; S&P BB; Composite BB
Maturity Date:
04/29/2025
Coupon:
4.750%
Unit Price:
$99.020
Underwriting Spread per Unit:
0.80
Gross Spread as a % of Price:
0.80%
Yield:
4.859%
Yield to Maturity:
5.042%
Principal Amount of Offering:
$1,500,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

5.16%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0573%
$859,494
AST J.P. Morgan Strategic Opportunities
Portfolio
0.0099%
$148,530
AST J.P. Morgan Global Thematic Portfolio
0.0099%
$148,530
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0771%
$1,156,554
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0771%
$1,156,554





10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Micron Technology Inc (MU 5.25%
01/15/24 144A)
Cusip 595112BF9
Trade Date
04/27/2015
List of Underwriters
Credit Suisse
 Goldman Sachs
 Morgan Stanley
 Citigroup Global Markets Inc.
 HSBC Securities
 J.P. Morgan Securities LLC
 Merrill Lynch Pierce Fenner
 BNP Paribas
 DBS Bank
 ING Financial Markets LLC
 Mitsubishi UFJ Securities USA
Inc.
 Standard Charter Bank
 US Bancorp Piper Jaffray
 Wells Fargo Securities LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Morgan Stanley & Co.
Sector or Industry:
Semiconductors
Date of First Offering:
04/27/2015
Ratings:
Moody's Ba3; S&P BB; Composite
BB-
Maturity Date:
01/15/2024
Coupon:
5.250%
Unit Price:
$100.000
Underwriting Spread per Unit:
0.65
Gross Spread as a % of Price:
0.65%
Yield:
5.556%
Yield to Maturity:
6.087%
Principal Amount of Offering:
$550,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

2.73%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0718%
$395,000
AST J.P. Morgan Global Thematic Portfolio
0.0053%
$29,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0771%
$424,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0771%
$424,000






10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Micron Technology Inc (MU 5.625%
01/15/26 144A)
Cusip 595112BG7
Trade Date
04/27/2015
List of Underwriters
Credit Suisse
 Goldman Sachs
 Morgan Stanley
 Citigroup Global Markets Inc.
 HSBC Securities
 J.P. Morgan Securties LLC
 Merrill Lynch Pierce Fenner
 BNP Paribas
 DBS Bank
 ING Financial Markets LLC
 Mitsubishi UFJ Securities USA
Inc.
 Standard Charter Bank
 US Bancorp Piper Jaffray
 Wells Fargo Securities LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Morgan Stanley & Co.
Sector or Industry:
Semiconductors
Date of First Offering:
04/27/2015
Ratings:
Moody's Ba3; S&P BB; Composite
BB-
Maturity Date:
01/15/2026
Coupon:
5.625%
Unit Price:
$100.000
Underwriting Spread per Unit:
0.65
Gross Spread as a % of Price:
0.65%
Yield:
6.019%
Yield to Maturity:
6.494%
Principal Amount of Offering:
$450,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

2.92%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0767%
$345,000
AST J.P. Morgan Global Thematic Portfolio
0.0058%
$26,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0825%
$371,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0825%
$371,000






10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Ahern Rentals Inc. (AHEREN 7.375%
05/15/23 144A)
Cusip 008674AH6
Trade Date
04/30/2015
List of Underwriters
BofA Merrill Lynch
 J.P. Morgan Securities LLC
 BBVA Securities Inc.
 Mitsubishi UFJ Securities USA
Inc.
 RBS Securities Corp
 Regions Securities LLC
 SunTrust Robinson Humphrey
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Industrial
Date of First Offering:
04/30/2015
Ratings:
Moody's B3; S&P B; Composite B-
Maturity Date:
05/15/2023
Coupon:
7.375%
Unit Price:
$100.000
Underwriting Spread per Unit:
1.25
Gross Spread as a % of Price:
1.25%
Yield:
7.393%
Yield to Maturity:
7.415%
Principal Amount of Offering:
$450,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

4.37%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan
sleeve)
0.1720%
$774,000
AST J.P. Morgan Strategic Opportunities
Portfolio
0.0153%
$69,000
AST J.P. Morgan Global Thematic Portfolio
0.0133%
$60,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.2006%
$903,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.2006%
$903,000








10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
ESH Hospitality Inc. (STAY 5.25%
05/01/2025 144A)
Cusip 26907YAA2
Trade Date
05/01/2015
List of Underwriters
Barclays Capital
 Citigroup Global Markets Inc.
 Credit Suisse Securities USA LLC
 Deutsche Bank Securities Inc.
 J.P. Morgan Securities LLC
Lebenthal & Co Inc.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Deutsche Bank Securities
Sector or Industry:
Real Estate
Date of First Offering:
05/01/2015
Ratings:
Moody's B3; S&P BB-; Composite B
Maturity Date:
05/01/2025
Coupon:
5.25%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.63
Gross Spread as a % of Price:
1.63%
Yield:
5.374%
Yield to Maturity:
5.559%
Principal Amount of Offering:
$500,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

3.01%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0880%
$440,000
AST J.P. Morgan Global Thematic Portfolio
0.0070%
$35,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0950%
$475,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0950%
$475,000
















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Quicken Loans Inc (QUICKN 5.75%
05/01/2025 144A)
Cusip 74840LAA0
Trade Date
05/01/2015
List of Underwriters
Credit Suisse Securities USA LLC
 J.P. Morgan Securities LLC
 Allen & Co
 Fifth Third Securities Inc.
 KeyBanc Capital Markets
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Credit Suisse Securities
Sector or Industry:
Consumer Finance
Date of First Offering:
05/01/2015
Ratings:
Moody's Ba2; S&P BB; Composite BB
Maturity Date:
05/01/2025
Coupon:
5.75%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.17
Gross Spread as a % of Price:
1.17%
Yield:
5.928%
Yield to Maturity:
6.161%
Principal Amount of Offering:
$1,250,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

2.03%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0404%
$505,000
AST J.P. Morgan Strategic Opportunities
Portfolio
0.0036%
$45,000
AST J.P. Morgan Global Thematic Portfolio
0.0031%
$39,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0471%
$589,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0471%
$589,000














10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Zayo Group LLC and Zayo Capital
Inc. (ZAYOGR 6.375% 05/15/2025
144A) Cusip 989194AK1
Trade Date
05/01/2015
List of Underwriters
Barclays Capital
 Citgroup Global Markets Inc.
 Goldman Sachs Group Inc.
 Morgan Stanley & Co Inc.
 RBC Capital Markets
 SunTrust Robinson Humphrey
J.P. Morgan Securities LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Morgan Stanley & Co
Sector or Industry:
Wireline Telecommunications
Services
Date of First Offering:
05/01/2015
Ratings:
Moody's Caa1; S&P B-; Composite
CCC+
Maturity Date:
05/15/2025
Coupon:
6.375%
Unit Price:
$100.00
Underwriting Spread per Unit:
0.850
Gross Spread as a % of Price:
0.850%
Yield:
6.426%
Yield to Maturity:
6.484%
Principal Amount of Offering:
$350,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

6.77%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0914%
$320,000
AST J.P. Morgan Global Thematic Portfolio
0.0071%
$25,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0985%
$345,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0985%
$345,000













10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
The Chemours Company (CHEMRS
6.625% 05/15/2023 144A)
Cusip 163851AA6
Trade Date
05/05/2015
List of Underwriters
Barclays Capital
 Citigroup Global Markets Inc.
 Credit Suisse Securities USA LLC
 Goldman Sachs
 J.P. Morgan Securities LLC
 Merrill Lynch Pierce Fenner
 BNP Paribas
 HSBC Securities
 Mitsubishi UFJ Securities USA
Inc.
 Mizuho Securities USA Inc.
 RBC Capital Markets
 Santander Investment Securities
 TD Securities USA LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Credit Suisse Securities
Sector or Industry:
Chemicals
Date of First Offering:
05/05/2015
Ratings:
Moody's B1; S&P BB-; Composite B+
Maturity Date:
05/15/2023
Coupon:
6.625%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.50
Gross Spread as a % of Price:
1.50%
Yield:
7.060%
Yield to Maturity:
7.685%
Principal Amount of Offering:
$1,350,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

3.04%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0185%
$250,000
AST J.P. Morgan Strategic Opportunities
Portfolio
0.0016%
$22,000
AST J.P. Morgan Global Thematic Portfolio
0.0014%
$19,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0215%
$291,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0215%
$291,000






10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
The Chemours Company (CHEMRS
7.00% 05/15/2025 144A)
Cusip 163851AC2
Trade Date
05/05/2015
List of Underwriters
BofA Merrill Lynch
 Barclays Capital
 Citigroup Global Markets Inc.
 Credit Suisse Securities USA LLC
 Goldman Sachs
 J.P. Morgan Securities LLC
 BNP Paribas
 HSBC Securities
 Mitsubishi UFJ Securities USA
Inc.
 Mizuho Securities USA Inc.
 RBC Capital Markets
 Santander Investment Securities
 TD Securities USA LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Credit Suisse Securities
Sector or Industry:
Chemicals
Date of First Offering:
04/09/2015
Ratings:
Moody's B1; S&P NA; Composite NR
Maturity Date:
05/15/2025
Coupon:
7.00%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.50
Gross Spread as a % of Price:
1.50%
Yield:
7.547%
Yield to Maturity:
8.081%
Principal Amount of Offering:
$750,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

2.54%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0267%
$200,000
AST J.P. Morgan Strategic Opportunities
Portfolio
0.0023%
$17,000
AST J.P. Morgan Global Thematic Portfolio
0.0020%
$15,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0310%
$232,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0310%
$232,000






10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
APPLE INC 037833BG4
Trade Date
05/06/2015
List of Underwriters
Goldman, Sachs & Co.
Castleoak Securities, L.P.
Citigroup Global Markets Inc.
Credit Suisse Securities (Usa)
LLC
Deutsche Bank Securities Inc.
J.P. Morgan Securities LLC
Lebenthal & Co., LLC
Merrill Lynch, Pierce, Fenner &
Smith, Incorporated
Mischler Financial Group, Inc.
Wells Fargo Securities, LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
GOLDMAN, SACHS & CO.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
J.P. MORGAN SECURITIES LLC
Sector or Industry:
CONSUMER GOODS
Date of First Offering:
05/06/2015
Ratings:
SP:AA+/ MD:Aa1
Maturity Date:
05/13/2025
Coupon:
3.200%
Unit Price:
$99.6520
Underwriting Spread per Unit:
0.200
Gross Spread as a % of Price:
0.2007%
Yield:
3.2110%
Yield to Maturity:
3.2000%
Principal Amount of Offering:
$2,000,000,000
Subordination Features:
Sr Unsecured
Years of Continued Operation:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

2.6000%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Strategic Income
Portfolio
0.0600%
$1,195,824.00



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0600%
$1,195,824.00








10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Brookfield Residential Properties
Inc. (BRP 6.375% 05/15/2025 144A)
Cusip 11283WAC8
Trade Date
05/06/2015
List of Underwriters
Citigroup Global Markets Inc.
 Credit Suisse Securities USA LLC
 Deutsche Bank Securities Inc.
 J.P. Morgan Securities LLC
 Wells Fargo Securities LLC
 CIBC World Markets
 HSBC Securities
 RBC Capital Markets
 Scotia Capital USA Inc.
 TD Securities USA LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup Global Markets
Sector or Industry:
Homebuilders
Date of First Offering:
05/15/2025
Ratings:
Moody's B1; S&P BB-; Composite B+
Maturity Date:
05/15/2025
Coupon:
6.375%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.62
Gross Spread as a % of Price:
1.62%
Yield:
6.504%
Yield to Maturity:
6.651%
Principal Amount of Offering:
$350,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

2.75%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0703%
$246,000
AST J.P. Morgan Strategic Opportunities
Portfolio
0.0066%
$23,000
AST J.P. Morgan Global Thematic Portfolio
0.0054%
$19,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0823%
$288,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0823%
$288,000









10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
HCA Inc. (HCA 5.375% 02/01/2025)
Cusip 404119BR9
Trade Date
05/06/2015
List of Underwriters
Citigroup
 Barclays
BofA Merrill Lynch
 Credit Suisse
 Deutsche Bank Securities
 Goldman, Sachs & Co.
 J.P. Morgan Securities LLC
 Morgan Stanley
 RBC Capital Markets
 SunTrust Robinson Humphrey
 UBS Investment Bank
 Wells Fargo Securities
 Credit Agricole CIB
 Fifth Third Securities
 Mizuho Securities
 SMBC Nikko
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup Global Markets
Sector or Industry:
Health Care Facilities & Services
Date of First Offering:
05/06/2015
Ratings:
Moody's B2; S&P B+; Fitch BB-;
Composite B+
Maturity Date:
02/01/2025
Coupon:
5.375%
Unit Price:
$103.00
Underwriting Spread per Unit:
1.00
Gross Spread as a % of Price:
0.97%
Yield:
5.263%
Yield to Maturity:
5.090%
Principal Amount of Offering:
$1,600,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

7.76%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0048%
$77,250



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0048%
$77,250







10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Quintiles Transnational Corp
(QTRN 4.875% 05/15/2023 144A)
Cusip 748767AF7
Trade Date
05/06/2015
List of Underwriters
Barclays Capital
 Citigroup Global Markets Inc.
 Goldman Sachs
J.P Morgan Securities LLC
 Morgan Stanley
 Wells Fargo Securities LLC
 BBVA Securities Inc.
 BNP Paribas
 SunTrust Robinson Humphrey
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Barclays Capital Inc
Sector or Industry:
Pharmaceuticals
Date of First Offering:
05/06/2015
Ratings:
Moody's Ba3; S&P BB; Composite
BB-
Maturity Date:
05/15/2023
Coupon:
4.875%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.25
Gross Spread as a % of Price:
1.25%
Yield:
4.756%
Yield to Maturity:
4.383%
Principal Amount of Offering:
$800,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

4.37%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0588%
$470,000
AST J.P. Morgan Strategic Opportunities
Portfolio
0.0113%
$90,000
AST J.P. Morgan Global Thematic Portfolio
0.0050%
$40,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0751%
$600,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0751%
$600,000











10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
A. Schulman, Inc. (2023)
808194AA2
Trade Date
05-07-2015
List of Underwriters
Merrill Lynch, Pierce, Fenner &
Smith Incorporated
 J.P. Morgan Securities LLC
 Citigroup Global Markets Inc.
 HSBC Securities (USA) Inc.
 PNC Capital Markets LLC
 Fifth Third Securities, Inc.
 Commerz Markets LLC
 BBVA Securities Inc.
 RBS Securities Inc.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Merrill Lynch, Pierce, Fenner &
Smith Incorporated
Sector or Industry:
Chemicals
Date of First Offering:
05-07-2015
Ratings:
B3	B+	NR
Maturity Date:
06-01-2023
Coupon:
6.875%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.875%
Gross Spread as a % of Price:
1.875%
Yield:
6.80%
Yield to Maturity:
6.80%
Principal Amount of Offering:
$ 375,000,000
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

      4.000%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
- High Yield Sleeve
0.0178%
            $
67,000.00



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0178%
            $
67,000.00











10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
BOJANGLES', INC  097488100
Trade Date
05/07/2015
List of Underwriters
Goldman, Sachs & Co.
Barclays Capital Inc.
Jefferies LLC
Keybanc Capital Markets Inc.
Merrill Lynch, Pierce, Fenner &
Smith, Incorporated
Piper Jaffray & Co
RBC Capital Markets, LLC
Stephens Inc.
Suntrust Robinson Humphrey,
Inc.
Wells Fargo Securities, LLC
William Blair & Company, L.L.C.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
GOLDMAN, SACHS & CO.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
MERRILL LYNCH, PIERCE, FENNER &
SMITH, INCORPORATED
Sector or Industry:
SERVICES
Date of First Offering:
05/07/2015
Ratings:
N/A
Maturity Date:
N/A
Coupon:
N/A
Unit Price:
$19.000
Underwriting Spread per Unit:
1.3300
Gross Spread as a % of Price:
7.000%
Yield:
N/A
Yield to Maturity:
N/A
Principal Amount of Offering:
$147,250,000
Subordination Features:
Common Stock
Years of Continued Operation:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

1.2904%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Small-Cap Value
Portfolio
0.1103%
$162,355.00
PSF SP Small Cap Value Portfolio
0.0142%
$20,938.00
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.1245%
$183,293.00
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.1245%
$183,293.00







10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Boyd Gaming Corporation (BYD
6.875% 05/15/2023)
Cusip 103304BK6
Trade Date
05/07/2015
List of Underwriters
J.P. Morgan Securities LLC
 BofA Merrill Lynch
 Deutsche Bank Securities
 Wells Fargo Securities
 UBS Investment Bank
 BNP PARIBAS
 Credit Suisse
 Nomura
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Casinos & Gambling
Date of First Offering:
05/07/2015
Ratings:
Moody's B3; S&P CCC+; Fitch CCC+;
Composite CCC+
Maturity Date:
05/15/2023
Coupon:
6.875
Unit Price:
$100.00
Underwriting Spread per Unit:
1.60
Gross Spread as a % of Price:
1.60%
Yield:
6.611%
Yield to Maturity:
6.046%
Principal Amount of Offering:
$750,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

1.49%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0384%
$288,000
AST J.P. Morgan Strategic Opportunities
Portfolio
0.0032%
$24,000
AST J.P. Morgan Global Thematic Portfolio
0.0029%
$22,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0445%
$334,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0445%
$334,000











10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
SM Energy Company (SM 5.625%
06/01/2025) Cusip 78454LAL4
Trade Date
05/07/2015
List of Underwriters
Wells Fargo Securities
 BofA Merrill Lynch
J.P. Morgan Securities LLC
 Barclays
 BBVA
 RBC Capital Markets
 Comerica Securities
 BOSC, Inc.
 Capital One Securities
 Deutsche Bank Securities
 KeyBanc Capital Markets
 Santander
 Scotiabank
 US Bancorp
 Goldman, Sachs & Co.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Wells Fargo Advisors
Sector or Industry:
Exploration & Production
Date of First Offering:
05/07/2015
Ratings:
Moody's Ba2; S&P BB; Composite BB
Maturity Date:
06/01/2025
Coupon:
5.625%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.50
Gross Spread as a % of Price:
1.50%
Yield:
5.921%
Yield to Maturity:
6.312%
Principal Amount of Offering:
$500,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

7.15%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan
sleeve)
0.1074%
$537,000
AST J.P. Morgan Global Thematic Portfolio
0.0086%
$43,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.1160%
$580,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.1160%
$580,000







10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Sterigenics-Nordion Holdings, LLC
(STENOR 6.50% 05/15/2023 144A)
Cusip 85917DAA2
Trade Date
05/08/2015
List of Underwriters
Barclays Capital
 Jefferies & Co.
 J.P Morgan Securities LLC
 RBC Capital Markets
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Barclays Capital Inc.
Sector or Industry:
Medical Equipment & Devices
Manufacturing
Date of First Offering:
05/08/2015
Ratings:
Moody's Caa1; S&P CCC+; Composite
CCC+
Maturity Date:
05/15//2023
Coupon:
6.50
Unit Price:
$100.00
Underwriting Spread per Unit:
2.25
Gross Spread as a % of Price:
2.25%
Yield:
6.318%
Yield to Maturity:
5.905%
Principal Amount of Offering:
$450,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

1.04%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0556%
$250,000
AST J.P. Morgan Global Thematic Portfolio
0.0044%
$20,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0600%
$270,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0600%
$270,000


















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
QUALCOMM INC 747525AE3
Trade Date
05/13/2015
List of Underwriters
(GS) Goldman, Sachs & Co.
Barclays Capital Inc.
BNP Paribas Securities Corp
Castleoak Securities, L.P.
Citigroup Global Markets Inc.
Deutsche Bank Securities Inc.
Drexel Hamilton, LLC
J.P. Morgan Securities LLC
Merrill Lynch, Pierce, Fenner &
Smith, Incorporated
Mizuho Securities USA Inc.
Morgan Stanley & Co. LLC
RBC Capital Markets, LLC
Samuel A. Ramirez & Company,
Inc.
U.S. Bancorp Investments, Inc.
Wells Fargo Securities, LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
GOLDMAN, SACHS & CO.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
J.P. MORGAN SECURITIES LLC
Sector or Industry:
TECHNOLOGY
Date of First Offering:
05/13/2015
Ratings:
SP:A+/ MD:A1
Maturity Date:
05/20/2022
Coupon:
3.0000%
Unit Price:
$99.962
Underwriting Spread per Unit:
0.300
Gross Spread as a % of Price:
0.3001%
Yield:
3.0010%
Yield to Maturity:
3.000%
Principal Amount of Offering:
$2,000,000,000
Subordination Features:
Sr Unsecured
Years of Continued Operation:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

5.1000%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.1500%
$2,998,860.00



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.1500%
$2,998,860.00



10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
QUALCOMM INC 747525AF0
Trade Date
05/13/2015
List of Underwriters
 Goldman, Sachs & Co.
Barclays Capital Inc.
BNP Paribas Securities Corp
Castleoak Securities, L.P.
Citigroup Global Markets Inc.
Deutsche Bank Securities Inc.
Drexel Hamilton, LLC
J.P. Morgan Securities LLC
Merrill Lynch, Pierce, Fenner &
Smith, Incorporated
Mizuho Securities USA Inc.
Morgan Stanley & Co. LLC
RBC Capital Markets, LLC
Samuel A. Ramirez & Company,
Inc.
U.S. Bancorp Investments, Inc.
Wells Fargo Securities, LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
GOLDMAN, SACHS & CO.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
J.P. MORGAN SECURITIES LLC
Sector or Industry:
TECHNOLOGY
Date of First Offering:
05/13/2015
Ratings:
SP:A+/ MD:A1
Maturity Date:
05/20/2025
Coupon:
3.4500%
Unit Price:
$99.640
Underwriting Spread per Unit:
0.4000
Gross Spread as a % of Price:
0.4014%
Yield:
3.4620%
Yield to Maturity:
3.4500%
Principal Amount of Offering:
$2,000,000,000
Subordination Features:
Sr Unsecured
Years of Continued Operation:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

3.8001%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Strategic Income
Portfolio
0.0775%
$1,544,420.00






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0775%
$1,544,420.00





10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
1011778 BC Unlimited Liability
Co. and New Red Finance Inc,
(QSRCN 4.625% 01/15/2022 144A)
Cusip 68245XAB5
Trade Date
05/14/2015
List of Underwriters
J.P. Morgan Securities LLC
 RBC Capital Markets
 Wells Fargo
 BofA Merrill Lynch
 Barclays Capital
 Credit Suisse Securities USA LLC
 Fifth Third Securities Inc.
 Goldman Sachs
 Mitsubishi UFJ Securities USA
Inc.
 Morgan Stanley
 Nomura Securities North America
 Rabo Securities USA Inc.
 Scotiabank
 TD Securities
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Wells Fargo Advisors
Sector or Industry:
Restaurants
Date of First Offering:
05/14/2015
Ratings:
Moody's Ba3; S&P B+; Composite B+
Maturity Date:
01/15/2022
Coupon:
4.625%
Unit Price:
$100.00
Underwriting Spread per Unit:
0.77
Gross Spread as a % of Price:
0.77%
Yield:
4.613%
Yield to Maturity:
4.559%
Principal Amount of Offering:
$1,250,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

0.59%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0192%
$240,000
AST J.P. Morgan Global Thematic Portfolio
0.0016%
$20,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0208%
$260,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0208%
$260,000







10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Felcor Lodging Limited
Partnership (FCH 6.00% 06/01/2025
144A) Cusip 31430QBF3
Trade Date
05/14/2015
List of Underwriters
Deutsche Bank Securities Inc.
 Goldman Sachs Group Inc.
 J.P. Morgan Securities LLC
 Merrill Lynch Pierce Fenner
 Scotia Capital USA Inc.
 BBVA Securities Inc.
 BMO Capital Market
 Fifth Third Securities Inc.
 US Bancorp Piper Jaffray
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Travel & Lodging
Date of First Offering:
05/14/2015
Ratings:
Moody's B3; S&P B; Composite B-
Maturity Date:
06/01/2025
Coupon:
6.00%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.50
Gross Spread as a % of Price:
1.50%
Yield:
5.780%
Yield to Maturity:
5.396%
Principal Amount of Offering:
$475,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

1.89%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0600%
$285,000
AST J.P. Morgan Global Thematic Portfolio
0.0053%
$25,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0653%
$310,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0653%
$310,000












10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
HCP Inc.    40414LAN9
Trade Date
05-14-2015
List of Underwriters
Goldman, Sachs & Co.
 J.P. Morgan Securities LLC
 Morgan Stanley & Co. LLC
 Wells Fargo Securities, LLC
 BNY Mellon Capital Markets,
LLC
 Mitsubishi UFJ Securities
(USA), Inc.
 PNC Capital Markets LLC
 Regions Securities LLC
 Scotia Capital (USA) Inc.
 SunTrust Robinson Humphrey,
Inc.
 BB&T Capital Markets
 KeyBanc Capital Markets Inc.
 U.S. Bancorp Investments, Inc.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Wells Fargo Securities LLC
Sector or Industry:
Healthcare REIT
Date of First Offering:
05-14-2015
Ratings:
Baa1	BBB+	BBB+
Maturity Date:
06-01-2025
Coupon:
4.000%
Unit Price:
$99.126
Underwriting Spread per Unit:
0.650%
Gross Spread as a % of Price:
0.655%
Yield:
4.15%
Yield to Maturity:
4.15%
Principal Amount of Offering:
$743,445,000
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

 4.943%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock/ Loomis Sayles Bond
Portfolio
0.1562%
$1,161,756.72



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.1562%
$1,161,756.72








10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Talon Energy Supply LLC (PPL
6.50% 06/01/2025 144A)
Cusip 69352JAP2
Trade Date
05/14/2015
List of Underwriters
BNP Paribas
 Citigroup Global Markets Inc.
 Goldman Sachs
 J.P. Morgan Securities LLC
 Merrill Lynch Pierce Fenner
 Morgan Stanley
 Barclays Capital
 Credit Agricole Securities USA
 RBC Capital Markets
 SunTrust Robinson Humphrey
 UBS Securities LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup Global Markets
Sector or Industry:
Utilities
Date of First Offering:
05/14/15
Ratings:
Moody's Ba3; S&P BB-; Composite
BB-
Maturity Date:
06/01/2025
Coupon:
6.50%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.50
Gross Spread as a % of Price:
1.50%
Yield:
6.452%
Yield to Maturity:
6.374%
Principal Amount of Offering:
$600,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

3.82%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan
sleeve)
0.1583%
$950,000
AST J.P Morgan Global Thematic Portfolio
0.0125%
$75,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.1708%
$1,025,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.1708%
$1,025,000










10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Energizer Spino Inc (ENR 5.60 %
06/15/2025 144A)
Cusip 29273AAA4
Trade Date
05/15/2015
List of Underwriters
Citigroup Global Markets Inc.
 Goldman Sachs
 J.P. Morgan Securities LLC
 Merrill Lynch Pierce Fenner
 Mitsubishi UFJ Securities Co Ltd
 Credit Suisse Securities USA LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Consumer Products
Date of First Offering:
05/15/2015
Ratings:
Moody's Ba3; S&P BB; Composite BB-
Maturity Date:
06/15/2025
Coupon:
5.50%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.25
Gross Spread as a % of Price:
1.25%
Yield:
5.556%
Yield to Maturity:
5.631%
Principal Amount of Offering:
$600,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

9.40%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan
sleeve)
0.1705%
$1,023,000
AST J.P. Morgan Strategic Opportunities
Portfolio
0.0153%
$92,000
AST J.P. Morgan Global Thematic Portfolio
0.0138%
$83,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.1997%
$1,198,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.1997%
$1,198,000











10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
BLACK KNIGHT FINANCIAL SERVICES
INC 09214X100
Trade Date
05/19/2015
List of Underwriters
(GS) Goldman, Sachs & Co.
Citigroup Global Markets Inc.
Credit Suisse Securities (USA)
LLC
Deutsche Bank Securities Inc.
Dowling & Partners Securities
LLC
J.P. Morgan Securities LLC
Keefe, Bruyette & Woods, Inc.
Merrill Lynch, Pierce, Fenner &
Smith, Incorporated
Mizuho Securities USA Inc.
Piper Jaffray & Co
Stephens Inc.
Suntrust Robinson Humphrey,
Inc.
Wells Fargo Securities, LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
GOLDMAN, SACHS & CO.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
MERRILL LYNCH, PIERCE, FENNER &
SMITH, INCORPORATED
Sector or Industry:
TECHNOLOGY
Date of First Offering:
05/19/2015
Ratings:
N/A
Maturity Date:
N/A
Coupon:
N/A
Unit Price:
$24.500
Underwriting Spread per Unit:
1.3475
Gross Spread as a % of Price:
5.500%
Yield:
N/A
Yield to Maturity:
N/A
Principal Amount of Offering:
$441,000,000
Subordination Features:
Common Stock
Years of Continued Operation:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

2.8056%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Mid-Cap Growth Portfolio
0.2066%
$911,179.50






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.2066%
$911,179.50






10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Comcast Corporation
20030NBP5
Trade Date
05-19-2015
List of Underwriters
Citigroup Global
Markets Inc.
 Goldman, Sachs &
Co.
 Morgan Stanley &
Co. LLC
 Deutsche Bank
Securities Inc.
 SMBC Nikko
Securities America,
Inc.
 UBS Securities
LLC,
Barclays Capital
Inc.
 BNP Paribas
Securities Corp.
 Credit Suisse
Securities (USA)
LLC
 J.P. Morgan
Securities LLC
 Lloyds Securities
Inc.
 Merrill Lynch,
Pierce, Fenner &
Smith Incorporated
 Mizuho Securities
USA Inc.
 RBC Capital
Markets, LLC
 SunTrust Robinson
Humphrey, Inc.
 Wells Fargo
Securities, LLC
 Santander
Investment
Securities Inc.
 U.S. Bancorp
Investments, Inc.
 DNB Markets, Inc.
 PNC Capital
Markets LLC
 TD Securities
(USA) LLC
 The Williams
Capital Group, L.P.
 Drexel Hamilton,
LLC
 Lebenthal & Co.,
LLC
 MFR Securities,
Inc.
 Mischler Financial
Group, Inc.
 Samuel A. Ramirez
& Company, Inc.
 Telsey Advisory
Group LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Morgan Stanley & Co LLC
Sector or Industry:
Cable and Satellite
Date of First Offering:
05-19-2015
Ratings:
A3	A-	A-
Maturity Date:
08-15-2035
Coupon:
4.400%
Unit Price:
$99.939
Underwriting Spread per Unit:
0.650%
Gross Spread as a % of Price:
0.650%
Yield:
4.39%
Yield to Maturity:
4.39%
Principal Amount of Offering:
$799,512,000
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

 3.585%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock/ Loomis Sayles Bond
Portfolio
0.1881%
$1,504,081.95



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.1881%
$1,504,081.95





10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
The Goldman Sachs Group, Inc.
(2025)   38148LAE6
Trade Date
5-19-2015
List of Underwriters
Goldman, Sachs &
Co.,
ABN AMRO Securities
(USA) LLC
 Banca IMI S.p.A.,
BB&T Capital
Markets
 BBVA Securities
Inc.
 BNY Mellon Capital
Markets, LLC
 Capital One
Securities, Inc.
 Fifth Third
Securities, Inc.
 ING Financial
Markets LLC
 KeyBanc Capital
Markets Inc.
 Lloyds Securities
Inc.
 Mizuho Securities
USA Inc.
 Natixis Securities
Americas LLC
 PNC Capital
Markets LLC
 RBC Capital
Markets, LLC
 Santander
Investment
Securities Inc.
 Scotia Capital
(USA) Inc.
 SMBC Nikko
Securities America,
Inc.
 SunTrust Robinson
Humphrey, Inc.
 TD Securities
(USA) LLC
 UniCredit Capital
Markets LLC
 U.S. Bancorp
Investments, Inc.
 Drexel Hamilton,
LLC
 Mischler Financial
Group, Inc.
 Samuel A. Ramirez
& Company, Inc.
 Siebert Branford
Shank & Co., L.L.C.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Goldman Sachs & Co.
Sector or Industry:
Banking
Date of First Offering:
05-19-2015
Ratings:
A3	A-	A-
Maturity Date:
05-22-2025
Coupon:
3.750%
Unit Price:
$99.678
Underwriting Spread per Unit:
0.450%
Gross Spread as a % of Price:
0.451%
Yield:
3.760%
Yield to Maturity:
3.760%
Principal Amount of Offering:
$ 2,242,755,000
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

      8.888%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.0286%

$642,923.10
AST BlackRock/ Loomis Sayles Bond
Portfolio
0.1066%

$2,391,275.22
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.1352%

$3,034,198.32
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.1352%

$3,034,198.32





10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
EP Energy LLC & Everest Acquisition
Finance Inc. (EPENEG 6.375% 06/15/2023
144A) Cusip 268787AC2
Trade Date
05/19/2015
List of Underwriters
Citigroup Global
Markets Inc.
 Goldman Sachs
J.P. Morgan
Securities LLC
 RBC Capital Markets
LLC
 Apollo Global
Securities LLC
 BBVA Securities Inc.
BMO Capital Markets
Corp
 Capital One
Securities Inc.
CIBC World Markets
 Comerica Securities
 Credit Suisse
Securities USA LLC
 Deutsche Bank
Securities Inc.
 DNB Market
 ING Financial
Markets LLC
 Mitsubishi UFJ
Securities USA Inc.
 Mizuho Securities
USA Inc.
 Morgan Stanley
 Nomura Securities
International
 RBS Securities
Corp
 Riverstone Group
LLC
 Scotia Capital USA
Inc.
 SG Americas
Securities LLC
 SMBC Nikko
Securities America
 SunTrust Robinson
Humphrey
 TD Securities USA
LLC
 UBS Securities LLC
Was the security: 33 Act
Registration, Eligible Municipal
Security, Eligible Government
offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager
or Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from
Whom Purchased (Non-affiliates):
RBC Capital Market
Sector or Industry:
Exploration & Production
Date of First Offering:
05/19/2015
Ratings:
Moody's B1; S&P B; Composite B
Maturity Date:
06/15/2024
Coupon:
6.375%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.50
Gross Spread as a % of Price:
1.50%
Yield:
6.658%
Yield to Maturity:
7.084%
Principal Amount of Offering:
$800,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

2.02%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0504%
$403,000
AST J.P. Morgan Strategic Opportunities
Portfolio
0.0043%
$34,000
AST J.P. Morgan Global Thematic Portfolio
0.0046%
$37,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0593%
$474,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0593%
$474,000





10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Hilcorp Energy I, LP (HILCRP 5.75%
10/01/2025 144A)
Cusip 431318AQ7
Trade Date
05/20/2015
List of Underwriters
BofA Merrill Lynch
 Barclays Capital
 BMO Capital Markets Corp
 Deutsche Bank Securities Inc.
 J.P. Morgan Securities LLC
 Wells Fargo Securities LLC
 BB&T Capital Markets
 BBVA Securities Inc.
 Capital One Securities Inc.
 Comerica Securities
 US Bancorp
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Barclays Capital Inc.
Sector or Industry:
Exploration & Production
Date of First Offering:
05/20/2015
Ratings:
Moody's Ba3; S&P BB+; Composite BB
Maturity Date:
10/01/2025
Coupon:
5.75%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.25
Gross Spread as a % of Price:
1.25%
Yield:
6.053%
Yield to Maturity:
6.426%
Principal Amount of Offering:
$500,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

7.03%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan
sleeve)
0.2000%
$1,000,000
AST J.P. Morgan Strategic Opportunities
Portfoli
0.0300%
$150,000
AST J.P. Morgan Global Thematic Portfolio
0.0150%
$75,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.2450%
$1,225,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.2450%
$1,225,000








10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Berry Plastics Corporation (BERY
5.125% 07/15/2023)
Cusip 085790AY9
Trade Date
05/21/2015
List of Underwriters
Citigroup
 Barclays
 BofA Merrill Lynch
 Deutsche Bank Securities
 Goldman, Sachs & Co.
 Wells Fargo Securities
 BMO Capital Markets
 Credit Suisse
 J.P. Morgan Securities LLC
 US Bancorp
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup Global Markets
Sector or Industry:
Containers & Packaging
Date of First Offering:
05/21/2015
Ratings:
Moody's B3; S&P B-; Composite B-
Maturity Date:
07/15/2023
Coupon:
5.125%
Unit Price:
$100.00
Underwriting Spread per Unit:
0.875
Gross Spread as a % of Price:
0.875%
Yield:
5.090%
Yield to Maturity:
4.987%
Principal Amount of Offering:
$700,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

2.35%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0786%
$550,000
AST J.P. Morgan Global Thematic Portfolio
0.0057%
$40,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0843%
$590,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0843%
$590,000










10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
ArcelorMittal (MTNA 5.125%
06/01/2020) Cusip 03938LAY0
Trade Date
05/27/2015
List of Underwriters
J.P. Morgan Securities LLC
 BofA Merrill Lynch
 Citigroup
 Deutsche Bank Securities
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Metals & Mining
Date of First Offering:
05/27/2015
Ratings:
Moody's Ba1; S&P BB; Fitch BB+;
Composite BB
Maturity Date:
06/01/2020
Coupon:
5.125%
Unit Price:
$100.00
Underwriting Spread per Unit:
0.40
Gross Spread as a % of Price:
0.40%
Yield:
5.088%
Yield to Maturity:
4.955%
Principal Amount of Offering:
$500,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

2.16%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0800%
$400,000
AST J.P. Morgan Global Thematic Portfolio
0.0110%
$55,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0910%
$455,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0910%
$455,000

















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
ArcelorMittal (MTNA 6.125%
06/01/2025) Cusip 03938LAY0
Trade Date
05/27/2015
List of Underwriters
J.P. Morgan Securities LLC
 BofA Merrill Lynch
Citigroup
 Deutsche Bank Securities
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Metal & Mining
Date of First Offering:
05/27/2015
Ratings:
Moody's Ba1; S&P BB; Fitch BB+;
Composite BB
Maturity Date:
06/01/2025
Coupon:
6.125%
Unit Price:
$100.00
Underwriting Spread per Unit:
0.45
Gross Spread as a % of Price:
0.45%
Yield:
6.310%
Yield to Maturity:
6.531%
Principal Amount of Offering:
$500,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

1.77%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0800%
$400,000
AST J.P. Morgan Global Thematic Portfolio
0.0110%
$55,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0910%
$455,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0910%
$455,000

















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
CommScope Tech Finance (COMM
6.00% 06/15/2025 144A)
Cusip 20337YAA5
Trade Date
05/28/2015
List of Underwriters
BofA Merrill Lynch
Barclays Bank PLC
Deutsche Bank
Jefferies & Co
JPMorgan
Wells Fargo Securities LLC
Regions Securities LLC
US Bancorp
Mizuho Securities USA Inc.
SMBC Nikko Securities America
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Communications Equipment
Date of First Offering:
05/28/2015
Ratings:
Moody's B2; S&P B; Composite B
Maturity Date:
06/15/2025
Coupon:
6.00%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.25
Gross Spread as a % of Price:
1.25%
Yield:
6.061%
Yield to Maturity:
6.135%
Principal Amount of Offering:
$1,500,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

2.18%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0319%
$478,000
AST J.P. Morgan Global Thematic Portfolio
0.0025%
$38,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0344%
$516,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0344%
$516,000











10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
CommScope Inc (COMM 4.375%
06/15/2020 144A)
Cusip 203372AN7
Trade Date
05/28/2015
List of Underwriters
Barclays Capital
 Deutsche Bank Securities Inc.
 Jefferies & Co
 J.P. Morgan Securities LLC
 Merrill Lynch Pierce Fenner
 Wells Fargo Securities LLC
 Regions Securities LLC
 US Bancorp Piper Jaffray
 Mizuho Securities USA Inc.
 SMBC Nikko Securities America
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Communications Equipment
Date of First Offering:
05/28/2015
Ratings:
Moody's Ba2; S&P BB; Composite BB
Maturity Date:
06/15/2020
Coupon:
4.375%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.25
Gross Spread as a % of Price:
1.25%
Yield:
4.308%
Yield to Maturity:
3.940%
Principal Amount of Offering:
$500,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

2.25%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0284%
$142,000
AST J.P. Morgan Global Thematic Portfolio
0.0022%
$11,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0306%
$153,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0306%
$153,000










10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
MarkWest Energy Parnters, LP &
MarkWest Energy Finance Corp (MWE
4.875% 06/01/2025) Cusip
570506AT2
Trade Date
05/28/2015
List of Underwriters
Wells Fargo
Securities
 Barclays
  BofA Merrill
Lynch
 Citigroup
 Goldman, Sachs &
Co.
 J.P. Morgan
Securities LLC
 Morgan Stanley
 RBC Capital
Markets
 SunTrust
Robinson Humphrey
 UBS Investment
Bank
 US Bancorp
 BBVA
 BNP PARIBAS
 Capital One
Securities
 Comerica
Securities
 Natixis
 PNC Capital
Markets LLC
SMBC Niko
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Wells Fargo Advisors
Sector or Industry:
Pipeline
Date of First Offering:
05/28/2015
Ratings:
Moody's Ba3; S&P BB; Composite
BB-
Maturity Date:
06/01/2025
Coupon:
4.875%
Unit Price:
$99.026
Underwriting Spread per Unit:
0.95833%
Gross Spread as a % of Price:
0.9678%
Yield:
4.964%
Yield to Maturity:
5.108%
Principal Amount of Offering:
$1,200,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

8.22%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan
sleeve)
0.1154%
$1,385,374
AST J.P Morgan Global Thematic Portfolio
0.0091%
$108,929
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.1245%
$1,494,303
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.1245%
$1,494,303









 10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
MARKWEST Energy Partners, L.P.
570506AT2
Trade Date
05-28-2015
List of Underwriters
Wells Fargo Securities, LLC
 Barclays Capital Inc.
 Citigroup Global Markets Inc.
 Goldman, Sachs & Co.
 J.P. Morgan Securities LLC
Merrill Lynch, Pierce, Fenner &
Smith Incorporated
 Morgan Stanley & Co. LLC
 RBC Capital Markets, LLC
 SunTrust Robinson Humphrey,
Inc.
 U.S. Bancorp Investments, Inc.
 UBS Securities LLC
 BBVA Securities Inc.
 BNP Paribas Securities Corp.
 Capital One Securities, Inc.
 Comerica Securities, Inc.
 Natixis Securities Americas
LLC
 PNC Capital Markets LLC
 SMBC Nikko Securities America,
Inc.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Wells Fargo Securities LLC
Sector or Industry:
Energy Midstream
Date of First Offering:
05-28-2015
Ratings:
Ba3	BB	NR
Maturity Date:
06-01-2025
Coupon:
4.875%
Unit Price:
$99.026
Underwriting Spread per Unit:
0.95833%
Gross Spread as a % of Price:
0.96777%
Yield:
4.99%
Yield to Maturity:
4.99%
Principal Amount of Offering:
$1,200,000,000
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

      8.333%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.0675%
            $
802,110.60



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0675%
            $
802,110.60





10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Norfolk Southern Corporation
655844BQ0
Trade Date
5-28-2015
List of Underwriters
J.P. Morgan Securities LLC
 Merrill Lynch, Pierce, Fenner
& Smith Incorporated
 Morgan Stanley & Co. LLC
 PNC Capital Markets LLC
 SMBC Nikko Securities America,
Inc.
 The Williams Capital Group,
L.P.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
J.P. Morgan Securities LLC
Sector or Industry:
Railroads
Date of First Offering:
05-28-2015
Ratings:
Baa1	BBB+	NR
Maturity Date:
06-15-2045
Coupon:
4.450%
Unit Price:
$99.768
Underwriting Spread per Unit:
0.875%
Gross Spread as a % of Price:
0.8770%
Yield:
4.460%
Yield to Maturity:
4.460%
Principal Amount of Offering:
$498,840,000
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

   2.580%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock/ Loomis Sayles Bond
Portfolio
0.1158%

$577,656.72



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.1158%

$577,656.72












10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Altice US Finance SA & Altice US
Finance II Corp (ATCNA 5.375%
07/15/2023 144A) Cusip 02155FAA3
Trade Date
05/29/2015
List of Underwriters
BNP Paribas
 J.P. Morgan Securities LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BNP Paribas Securities
Sector or Industry:
Cable & Satellite
Date of First Offering:
05/29/2015
Ratings:
Moody's Ba3; S&P (P)BB-;
Composite NR
Maturity Date:
07/15/2023
Coupon:
5.375%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.75
Gross Spread as a % of Price:
1.75%
Yield:
5.374%
Yield to Maturity:
5.369%
Principal Amount of Offering:
$1,100,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

1.31%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0406%
$447,000



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0406%
$447,000


















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Barclays PLC (2020)  06738EAG0
Trade Date
06-01-2015
List of Underwriters
Barclays Capital
Inc.
 BMO Capital
Markets Corp.
 Capital One
Securities, Inc.
 CAVU Securities,
LLC
CIBC World Markets
Corp.
 Commerz Markets
LLC
 Danske Markets
Inc.
 Guzman & Company
 ING Financial
Markets LLC
 Loop Capital
Markets LLC
 MFR Securities,
Inc.
 Mizuho Securities
USA Inc.
 nabSecurities, LLC
 PNC Capital
Markets LLC
 Santander
Investment
Securities Inc.
 Scotia Capital
(USA) Inc.
 Siebert Brandford
Shank & Co., L.L.C.
 SMBC Nikko
Securities America,
Inc.
 TD Securities
(USA) LLC
 U.S. Bancorp
Investments, Inc.
 Wells Fargo
Securities, LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Barclays Capital Inc.
Sector or Industry:
Banks
Date of First Offering:
06-01-2015
Ratings:
Baa3	BBB	A
Maturity Date:
06-08-2020
Coupon:
2.875 %
Unit Price:
$99.575
Underwriting Spread per Unit:
0.325%
Gross Spread as a % of Price:
0.325%
Yield:
2.95%
Yield to Maturity:
2.95%
Principal Amount of Offering:
$ 1,000,000,000
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

  10.9%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock/ Loomis Sayles Bond
Portfolio
0.17157%
$ 1,715,677.25






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.17157%
$ 1,715,677.25







10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Global Partners LP & GLP Finance
Corp (GLP 6.875% 06/01/2023 144A)
Cusip 37954FAC8
Trade Date
06/01/2015
List of Underwriters
JPMorgan
 Merrill Lynch Pierce Fenner
 Mitsubishi UFJ Securities USA
Inc.
 SG Americas Securities LLC
 Wells Fargo Securities LLC
 BMO Capital Markets Corp
 BNP Paribas Securities Corp
 Credit Agricole Securities USA
Inc.
 Natixis Securities North America
 Rabo Securities USA Inc.
RBS Securities Inc.
 Regions Securities LLC
 Santander Investment Securities
 SMBC Nikko Securities America
 TD Securities USA LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Distributors - Consumer
Discretionary
Date of First Offering:
06/01/2015
Ratings:
Moody's B2; S&P B+; Composite B
Maturity Date:
06/01/2023
Coupon:
7.00%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.63
Gross Spread as a % of Price:
1.63%
Yield:
7.226%
Yield to Maturity:
7.529%
Principal Amount of Offering:
$300,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

5.57%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan
sleeve)
0.1917%
$575,000
AST J.P. Morgan Global Thematic Portfolio
0.0150%
$45,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.2067%
$620,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.2067%
$620,000





10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
MARATHON OIL CORP 565849AN6
Trade Date
06/01/2015
List of Underwriters
 Goldman, Sachs & Co.
BNY Mellon Capital Markets, LLC
Citigroup Global Markets Inc.
Fifth Third Securities, Inc.
HSBC Securities (USA) Inc.
J.P. Morgan Securities LLC
Lloyds Bank PLC
Loop Capital Markets L.L.C.
Mitsubishi UFJ Securities
(Usa), Inc.
Mizuho Securities USA Inc.
Morgan Stanley & Co. LLC
PNC Capital Markets LLC
RBC Capital Markets, LLC
Scotia Capital (USA) Inc
SG Americas Securities, LLC
SMBC Nikko Securities Inc.
Standard Chartered Bank
U.S. Bancorp Investments, Inc.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
GOLDMAN, SACHS & CO.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
J.P. MORGAN SECURITIES LLC
Sector or Industry:
BASIC MATERIALS
Date of First Offering:
06/01/15
Ratings:
SP:BBB/ MD:Baa1/ FT:BBB+
Maturity Date:
06/01/20
Coupon:
2.7000%
Unit Price:
99.783
Underwriting Spread per Unit:
0.6000
Gross Spread as a % of Price:
0.6013%
Yield:
2.7060%
Yield to Maturity:
2.7000%
Principal Amount of Offering:
600,000,000
Subordination Features:
Unsecured
Years of Continued Operation:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

6.3334%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.4292%
$2,569,412.25






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.4292%
$2,569,412.25



10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Ferrellgas, LP & Ferrellgas
Finance Corp (FGP 6.75%
06/15/2023 144A) Cusip 315292AQ5
Trade Date
06/02/2015
List of Underwriters
BofA Merrill Lynch
 JPMorgan
 Wells Fargo
 BMO Capital Markets Corp
 Capital One Securities Inc.
 Fifth Third Bank
 Mitsubishi UFJ Securities USA
Inc.
 PNC Capital Markets
 SunTrust Robinson Humphrey
 US Bancorp
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Retail - Consumer Discrectionary
Date of First Offering:
06/02/2015
Ratings:
Moody's B2; S&P B+; Composite B
Maturity Date:
06/15/23
Coupon:
6.75%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.75
Gross Spread as a % of Price:
1.75%
Yield:
6.733%
Yield to Maturity:
6.695%
Principal Amount of Offering:
$500,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

4.46%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan
sleeve)
0.1484%
$742,000
AST J.P. Morgan Global Thematic Portfolio
0.0118%
$59,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.1602%
$801,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.1602%
$801,000











10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Exelon Corporation (2020)
30161NAH4
Trade Date
06-08-2015
List of Underwriters
Barclays Capital Inc.
 Goldman, Sachs & Co.
 Mizuho Securities
USA Inc.
 BNP Paribas
Securities Corp.
 Mitsubishi UFJ
Securities (USA),
Inc.
 Scotia Capital (USA)
Inc.
 Citigroup Global
Markets Inc.
 Credit Suisse
Securities (USA) LLC
 J.P. Morgan
Securities LLC
 Merrill Lynch,
Pierce Fenner & Smith
Incorporated
 Wells Fargo
Securities, LLC
 RBC Capital Markets,
LLC
 U.S. Bancorp
Investments, Inc.
 BNY Mellon Capital
Markets, LLC
 CIBC World Markets
Corp.
 Credit Agricole
Securities (USA)
Inc.
 KeyBanc Capital
Markets Inc.
 PNC Capital
Markets LLC
 SMBC Nikko
Securities America,
Inc.
 TD Securities
(USA) LLC
 The Williams
Capital Group, L.P.
 Apto Partners, LLC
 Blaylock Beal Van,
LLC
 Loop Capital
Markets LLC
 Mischler Financial
Group, Inc.
 Siebert Brandford
Shank & Co., L.L.C.
 The Huntington
Investment Company
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Goldman, Sachs & Co.
Sector or Industry:
Utilities, Electric
Date of First Offering:
06-08-2015
Ratings:
Baa2	BBB-	BBB+
Maturity Date:
06-15-2020
Coupon:
2.85 %
Unit Price:
$99.981
Underwriting Spread per Unit:
0.600%
Gross Spread as a % of Price:
0.600%
Yield:
2.84%
Yield to Maturity:
2.84%
Principal Amount of Offering:
$ 900,000,000
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

  3.33%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock/ Loomis Sayles Bond
Portfolio
0.04932%
$ 443,915.64






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.04932%
$ 443,915.64





10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Reynolds American Inc. (2045)
761713BB1
Trade Date
06-09-2015
List of Underwriters
Citigroup Global Markets Inc.
 J.P. Morgan Securities LLC
 Credit Suisse Securities (USA)
LLC
 Goldman, Sachs & Co.
 Mizuho Securities USA Inc.
 RBC Capital Markets, LLC
 Scotia Capital (USA) Inc.
 Fifth Third Securities, Inc.
Wells Fargo Securities, LLC
 PNC Capital Markets LLC
 BNY Mellon Capital Markets,
LLC
 The Williams Capital Group,
L.P.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup Global Markets Inc.
Sector or Industry:
Beverage, Food, and Tobacco
Date of First Offering:
06-09-2015
Ratings:
Baa3	BBB-	NR
Maturity Date:
08-15-2045
Coupon:
5.850 %
Unit Price:
$99.476
Underwriting Spread per Unit:
0.875%
Gross Spread as a % of Price:
0.880%
Yield:
5.89%
Yield to Maturity:
5.89%
Principal Amount of Offering:
$ 2,250,000,000
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

  5.5555%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.00818%
$184,030.60






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.00818%
$184,030.60



10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Reynolds American Inc. (2018)
761713BC9
Trade Date
06-09-2015
List of Underwriters
Citigroup Global Markets Inc.
 J.P. Morgan Securities LLC
 Credit Suisse Securities (USA)
LLC
 Goldman, Sachs & Co.
 Mizuho Securities USA Inc.
 RBC Capital Markets, LLC
 Scotia Capital (USA) Inc.
 Fifth Third Securities, Inc.
 Wells Fargo Securities, LLC
 PNC Capital Markets LLC
 BNY Mellon Capital Markets,
LLC
 The Williams Capital Group,
L.P.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
J.P. Morgan Securities LLC
Sector or Industry:
Beverage, Food, and Tobacco
Date of First Offering:
06-09-2015
Ratings:
Baa3	BBB-	NR
Maturity Date:
06-12-2018
Coupon:
2.300 %
Unit Price:
$99.983
Underwriting Spread per Unit:
0.350%
Gross Spread as a % of Price:
0.350%
Yield:
2.29%
Yield to Maturity:
2.29%
Principal Amount of Offering:
$ 1,250,000,000
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

  5.2%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.0264%
$329,943.90






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0264%
$329,943.90








10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Reynolds American Inc. (2018)
761713BC9
Trade Date
06-09-2015
List of Underwriters
Citigroup Global Markets Inc.
 J.P. Morgan Securities LLC
 Credit Suisse Securities (USA)
LLC
 Goldman, Sachs & Co.
 Mizuho Securities USA Inc.
 RBC Capital Markets, LLC
 Scotia Capital (USA) Inc.
 Fifth Third Securities, Inc.
 Wells Fargo Securities, LLC
 PNC Capital Markets LLC
 BNY Mellon Capital Markets,
LLC
 The Williams Capital Group,
L.P.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
J.P. Morgan Securities LLC
Sector or Industry:
Beverage, Food, and Tobacco
Date of First Offering:
06-09-2015
Ratings:
Baa3	BBB-	NR
Maturity Date:
06-12-2018
Coupon:
2.300 %
Unit Price:
$99.983
Underwriting Spread per Unit:
0.350%
Gross Spread as a % of Price:
0.350%
Yield:
2.29%
Yield to Maturity:
2.29%
Principal Amount of Offering:
$ 1,250,000,000
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

  5.2%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock/ Loomis Sayles Bond
Portfolio
0.05167%
$ 645,890.18






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.05167%
$ 645,890.18






10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Reynolds American Inc. (2020)
761713BE5
Trade Date
06-09-2015
List of Underwriters
Citigroup Global Markets Inc.
 J.P. Morgan Securities LLC
 Credit Suisse Securities (USA)
LLC
 Goldman, Sachs & Co.
 Mizuho Securities USA Inc.
 RBC Capital Markets, LLC
 Scotia Capital (USA) Inc.
 Fifth Third Securities, Inc.
 Wells Fargo Securities, LLC
 PNC Capital Markets LLC
 BNY Mellon Capital Markets,
LLC
 The Williams Capital Group,
L.P.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
J.P. Morgan Securities LLC
Sector or Industry:
Beverage, Food, and Tobacco
Date of First Offering:
06-09-2015
Ratings:
Baa3	BBB-	NR
Maturity Date:
06-12-2020
Coupon:
3.25  %
Unit Price:
$99.982
Underwriting Spread per Unit:
0.600%
Gross Spread as a % of Price:
0.600%
Yield:
3.24%
Yield to Maturity:
3.24%
Principal Amount of Offering:
$ 1,250,000,000
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

  4.4%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.01080%
$ 134,975.70






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.01080%
$ 134,975.70









10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Reynolds American Inc. (2020)
761713BE5
Trade Date
06-09-2015
List of Underwriters
Citigroup Global Markets Inc.
 J.P. Morgan Securities LLC
 Credit Suisse Securities (USA)
LLC
 Goldman, Sachs & Co.
 Mizuho Securities USA Inc.
 RBC Capital Markets, LLC
 Scotia Capital (USA) Inc.
 Fifth Third Securities, Inc.
 Wells Fargo Securities, LLC
 PNC Capital Markets LLC
 BNY Mellon Capital Markets,
LLC
 The Williams Capital Group,
L.P.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
J.P. Morgan Securities LLC
Sector or Industry:
Beverage, Food, and Tobacco
Date of First Offering:
06-09-2015
Ratings:
Baa3	BBB-	NR
Maturity Date:
06-12-2020
Coupon:
3.25  %
Unit Price:
$99.982
Underwriting Spread per Unit:
0.600%
Gross Spread as a % of Price:
0.600%
Yield:
3.24%
Yield to Maturity:
3.24%
Principal Amount of Offering:
$ 1,250,000,000
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

  4.4%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock/ Loomis Sayles Bond
Portfolio
0.04071%
$ 508,908.38






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.04071%
$ 508,908.38









10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Reynolds American Inc. (2022)
761713BF2
Trade Date
06-09-2015
List of Underwriters
Citigroup Global Markets Inc.
 J.P. Morgan Securities LLC
 Credit Suisse Securities (USA)
LLC
 Goldman, Sachs & Co.
 Mizuho Securities USA Inc.
 RBC Capital Markets, LLC
 Scotia Capital (USA) Inc.
 Fifth Third Securities, Inc.
 Wells Fargo Securities, LLC
 PNC Capital Markets LLC
 BNY Mellon Capital Markets,
LLC
 The Williams Capital Group,
L.P.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
J.P. Morgan Securities LLC
Sector or Industry:
Beverage, Food, and Tobacco
Date of First Offering:
06-09-2015
Ratings:
Baa3	BBB-	NR
Maturity Date:
06-12-2022
Coupon:
4.00 %
Unit Price:
$99.861
Underwriting Spread per Unit:
0.625%
Gross Spread as a % of Price:
0.625%
Yield:
3.99%
Yield to Maturity:
3.99%
Principal Amount of Offering:
$ 1,000,000,000
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

  4.5%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
e
0.0169%
$ 169,763.70






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0169%
$ 169,763.70





10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Reynolds American Inc. (2025)
761713BG0
Trade Date
06-09-2015
List of Underwriters
Citigroup Global Markets Inc.
 J.P. Morgan Securities LLC
Credit Suisse Securities (USA)
LLC
 Goldman, Sachs & Co.
 Mizuho Securities USA Inc.
 RBC Capital Markets, LLC
 Scotia Capital (USA) Inc.
 Fifth Third Securities, Inc.
 Wells Fargo Securities, LLC
 PNC Capital Markets LLC
 BNY Mellon Capital Markets,
LLC
 The Williams Capital Group,
L.P.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
J.P. Morgan Securities LLC
Sector or Industry:
Beverage, Food, and Tobacco
Date of First Offering:
06-09-2015
Ratings:
Baa3	BBB-	NR
Maturity Date:
06-12-2025
Coupon:
4.45 %
Unit Price:
$99.697
Underwriting Spread per Unit:
0.650%
Gross Spread as a % of Price:
0.650%
Yield:
4.45%
Yield to Maturity:
4.45%
Principal Amount of Offering:
$ 2,500,000,000
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

  7.0%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.0107%
$ 254,227.35






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0107%
$ 254,227.35






10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Reynolds American Inc. (2025)
761713BG0
Trade Date
06-09-2015
List of Underwriters
Citigroup Global Markets Inc.
 J.P. Morgan Securities LLC
 Credit Suisse Securities (USA)
LLC
 Goldman, Sachs & Co.
 Mizuho Securities USA Inc.
 RBC Capital Markets, LLC
 Scotia Capital (USA) Inc.
 Fifth Third Securities, Inc.
 Wells Fargo Securities, LLC
 PNC Capital Markets LLC
 BNY Mellon Capital Markets,
LLC
 The Williams Capital Group,
L.P.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
J.P. Morgan Securities LLC
Sector or Industry:
Beverage, Food, and Tobacco
Date of First Offering:
06-09-2015
Ratings:
Baa3	BBB-	NR
Maturity Date:
06-12-2025
Coupon:
4.45 %
Unit Price:
$99.697
Underwriting Spread per Unit:
0.650%
Gross Spread as a % of Price:
0.650%
Yield:
4.45%
Yield to Maturity:
4.45%
Principal Amount of Offering:
$ 2,500,000,000
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

  7.0%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock/ Loomis Sayles Bond
Portfolio
0.0319%
$ 797,576.00






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0319%
$ 797,576.00







10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
REYNOLDS AMERICAN 761713BB1
Trade Date
06/09/2015
List of Underwriters
 Goldman, Sachs & Co.
BNY Mellon Capital Markets, LLC
Citigroup Global Markets Inc.
Credit Suisse Securities (USA)
LLC
Fifth Third Securities, Inc.
J.P. Morgan Securities LLC
Mizuho Securities USA Inc.
PNC Capital Markets LLC
RBC Capital Markets, LLC
Scotia Capital (USA) Inc
Wells Fargo Securities, LLC
Williams Capital Group L.P.
(The)
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
GOLDMAN, SACHS & CO.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
CITIGROUP GLOBAL MARKETS INC.
Sector or Industry:
CONSUMER GOODS
Date of First Offering:
06/09/2015
Ratings:
SP:BBB-/ MD:Baa3
Maturity Date:
08/15/2045
Coupon:
5.8500%
Unit Price:
99.4760
Underwriting Spread per Unit:
0.8750
Gross Spread as a % of Price:
0.8796%
Yield:
5.8810%
Yield to Maturity:
5.8490%
Principal Amount of Offering:
$2,250,000,000
Subordination Features:
Sr Unsecured
Years of Continued Operation:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

4.4889%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Strategic Income
Portfolio
0.0456%
$1,019,629.00






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0456%
$1,019,629.00





10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
REYNOLDS AMERICAN 761713BG0
Trade Date
06/09/2015
List of Underwriters
Goldman, Sachs & Co.
BNY Mellon Capital Markets, LLC
Citigroup Global Markets Inc.
Credit Suisse Securities (USA)
LLC
Fifth Third Securities, Inc.
J.P. Morgan Securities LLC
Mizuho Securities USA Inc.
PNC Capital Markets LLC
RBC Capital Markets, LLC
Scotia Capital (USA) Inc
Wells Fargo Securities, LLC
Williams Capital Group L.P.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
GOLDMAN, SACHS & CO.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
J.P. MORGAN SECURITIES LLC
Sector or Industry:
CONSUMER GOODS
Date of First Offering:
06/09/2015
Ratings:
SP:BBB-/ MD:Baa3
Maturity Date:
06/12/2025
Coupon:
4.4500%
Unit Price:
99.697
Underwriting Spread per Unit:
0.6500
Gross Spread as a % of Price:
0.6520%
Yield:
4.4640%
Yield to Maturity:
4.4500%
Principal Amount of Offering:
$2,500,000,000
Subordination Features:
Sr Unsecured
Years of Continued Operation:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

6.0400%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.3150%
$7,851,139.00






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.3150%
$7,851,139.00








10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Alere Inc (ALR 6.375% 07/01/2023
144A) Cusip 01449JAM7
Trade Date
06/11/2015
List of Underwriters
DNB Markets
 Goldman Sachs
 JPMorgan
 RBC Capital Markets
 HSBC Securities
 RBS Securities Inc.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Goldman Sachs & Co
Sector or Industry:
Medical Equipment & Devices
Manufacturing
Date of First Offering:
06/11/2015
Ratings:
Moody's Caa1; S&P CCC+; Composite
CCC+
Maturity Date:
07/01/2023
Coupon:
6.375%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.50
Gross Spread as a % of Price:
1.50%
Yield:
6.130%
Yield to Maturity:
5.571%
Principal Amount of Offering:
$425,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

2.31%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0440%
$187,000
AST J.P. Morgan Global Thematic Portfolio
0.0028%
$12,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0468%
$199,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0468%
$199,000
















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
ATS Automation Tooling System
Inc. (ATACN 6.50% 06/15/2023
144A) Cusip 001940AA3
Trade Date
06/12/2015
List of Underwriters
Goldman Sachs
 JPMorgan
 Scotia Capital Inc.
 TD Securities
 HSBC Securities
 National Bank of Canada
Financing
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Goldman Sachs & Co
Sector or Industry:
Machinery Manufacturing
Date of First Offering:
06/12/2015
Ratings:
Moody's B2; S&P B+; Composite B
Maturity Date:
06/15/2023
Coupon:
6.50%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.75
Gross Spread as a % of Price:
1.75%
Yield:
6.373%
Yield to Maturity:
6.088%
Principal Amount of Offering:
$250,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

5.68%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan
sleeve)
0.2144%
$536,000
AST J.P. Morgan Strategic Income Portfolio
0.0164%
$41,000
AST J.P. Morgan Global Thematic Portfolio
0.0144%
$36,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.2452%
$613,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.2452%
$613,000














10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
PacifiCorp. (2025) 	695114CS5
Trade Date
06-16-2015
List of Underwriters
Mitsubishi UFJ Securities
(USA), Inc.
 Scotia Capital (USA) Inc.
 Barclays Capital Inc.
 BNP Paribas Securities Corp.
 CIBC World Markets Corp.
 Mizuho Securities USA Inc.
 PNC Capital Markets LLC
 SMBC Nikko Securities America,
Inc.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Mitsubishi UFJ Securities
(USA), Inc.
Sector or Industry:
Utilities, Electric
Date of First Offering:
06-16-2015
Ratings:
A1	A	A
Maturity Date:
07-01-2025
Coupon:
3.35 %
Unit Price:
$99.872
Underwriting Spread per Unit:
0.650%
Gross Spread as a % of Price:
0.650%
Yield:
3.36%
Yield to Maturity:
3.36%
Principal Amount of Offering:
$ 250,000,000
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

  18.0%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock/ Loomis Sayles Bond
Portfolio
0.6995%
$ 1,748,758.72






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.6995%
$ 1,748,758.72








10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Univar Inc. (UNVR) IPO; Cusip
91336L107
Trade Date
6/17/2015
List of Underwriters
Deutsche Bank Securities
Goldman, Sachs & Co.
 BofA Merrill Lynch
 Barclays
 Credit Suisse
 J.P. Morgan
 Jefferies
 Morgan Stanley
 Citigroup
 HSBC
 Moelis & Company
 Wells Fargo Securities
 Lazard
 SunTrust Robinson Humphrey
 William Blair
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Deutsche Bank Securities
Sector or Industry:
Materials
Date of First Offering:
06/17/2015
Ratings:
NA
Maturity Date:
NA
Coupon:
NA
Unit Price:
$22.00
Underwriting Spread per Unit:
1.32
Gross Spread as a % of Price:
6.00%
Yield:
NA
Yield to Maturity:
NA
Principal Amount of Offering:
$770,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

1.38%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Small Cap Value Portfolio (J.P. Morgan
sleeve)
0.1206%
$928,400



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.1206%
$928,400









10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Fogo De Chao (FOGO) IPO; Cusip
344177100
Trade Date
06/18/15
List of Underwriters
Jefferies
 J.P. Morgan
 Credit Suisse
 Deutsche Bank Securities
 Piper Jaffray
 Wells Fargo Securities
 Macquarie Capital
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Jefferies
Sector or Industry:
Consumer Discretionary
Date of First Offering:
06/18/15
Ratings:
NA
Maturity Date:
NA
Coupon:
NA
Unit Price:
$20.00
Underwriting Spread per Unit:
1.40
Gross Spread as a % of Price:
7.00%
Yield:
NA
Yield to Maturity:
NA
Principal Amount of Offering:
$88,235,280
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

1.64%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Small Cap Value Portfolio (J.P. Morgan
sleeve)
0.1904%
$168,000



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.1904%
$168,000














10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Hologic Inc (HOLX 5.25%
07/15/2022 144A) Cusip 436440AH4
Trade Date
06/18/2015
List of Underwriters
BofA Merrill Lynch
 Citigroup Global Markets Inc.
 Goldman Sachs
 JPMorgan
 Mitsubishi UFJ Securities USA
Inc.
 DNB Capital LLC
 HSBC Securities
 SMBC Nikko Securities America
 Fifth Third Securities Inc.
 KeyBanc Capital Markets
 Morgan Stanley
 RBS Securities Corp
 Scotiabank
 TD Securities
 Wells Fargo Securities LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Goldman Sachs & Co
Sector or Industry:
Medical Equipment & Devices
Manufacturing
Date of First Offering:
06/18/2015
Ratings:
Moody's B1; S&P BB; Fitch BBe;
Composite BB-
Maturity Date:
07/15/2022
Coupon:
5.25%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.25
Gross Spread as a % of Price:
1.25%
Yield:
5.119%
Yield to Maturity:
4.664%
Principal Amount of Offering:
$1,000,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

6.18%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0750%
$750,000
AST J.P. Morgan Global Thematic Portfolio
0.0065%
$65,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0815%
$815,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0815%
$815,000







10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Occidental Petroleum
Corporation (2045) 674599CF0
Trade Date
06-18-2015
List of Underwriters
Citigroup Global Markets Inc.
J.P. Morgan Securities LLC
 Merrill Lynch, Pierce, Fenner
& Smith Incorporated
 Wells Fargo Securities, LLC
 SG Americas Securities, LLC
 Barclays Capital Inc.
 BNY Mellon Capital Markets,
LLC
 HSBC Securities (USA) Inc.
 Mitsubishi UFJ Securities
(USA), Inc.
 Mizuho Securities USA Inc.
 Morgan Stanley & Co. LLC
 Scotia Capital (USA) Inc.
 SMBC Nikko Securities America,
Inc.
 Standard Chartered Bank
 U.S. Bancorp Investments, Inc.
 PNC Capital Markets LLC
 Lebenthal & Co., LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup Global Markets Inc.
Sector or Industry:
Industrials, Energy
Date of First Offering:
06-18-2015
Ratings:
A2	A	A
Maturity Date:
06-15-2045
Coupon:
4.625%
Unit Price:
$98.929
Underwriting Spread per Unit:
0.750%
Gross Spread as a % of Price:
0.750%
Yield:
4.69%
Yield to Maturity:
4.69%
Principal Amount of Offering:
$ 750,000,000
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

  4.66%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.05395%
$ 404,619.61






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.05395%
$ 404,619.61


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Occidental Petroleum
Corporation (2025) 674599CG8
Trade Date
06-18-2015
List of Underwriters
Citigroup Global Markets Inc.
 J.P. Morgan Securities LLC
 Merrill Lynch, Pierce, Fenner
& Smith Incorporated
 Wells Fargo Securities, LLC
 SG Americas Securities, LLC
 Barclays Capital Inc.
 BNY Mellon Capital Markets,
LLC
 HSBC Securities (USA) Inc.
 Mitsubishi UFJ Securities
(USA), Inc.
 Mizuho Securities USA Inc.
 Morgan Stanley & Co. LLC
 Scotia Capital (USA) Inc.
, SMBC Nikko Securities
America, Inc.
 Standard Chartered Bank
 U.S. Bancorp Investments, Inc.
 PNC Capital Markets LLC
 Lebenthal & Co., LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
J.P. Morgan Securities LLC
Sector or Industry:
Industrial, Energy
Date of First Offering:
06-09-2015
Ratings:
A2	A	A
Maturity Date:
06-15-2025
Coupon:
3.50%
Unit Price:
$99.742
Underwriting Spread per Unit:
0.450%
Gross Spread as a % of Price:
0.450%
Yield:
3.53%
Yield to Maturity:
3.53%
Principal Amount of Offering:
$ 750,000,000
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

  6.64%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.09167%
$ 688,219.80






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.09167%
$ 688,219.80



10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
AerCap Ireland Capital Limited
AerCap Global Activation Trust
(AER 4.25% 07/01/2020) Cusip
00772BAN1
Trade Date
06/22/2015
List of Underwriters
Credit Suisse
 Deutsche Bank Securities
 Goldman, Sachs & Co.
 Barclays
 BofA Merrill Lynch
 Citigroup
 Credit Agricole CIB
 J.P. Morgan
 Mizuho Securities
 Morgan Stanley
 RBC Capital Markets
 UBS Investment Bank
 Wells Fargo Securities
 BNP PARIBAS
 Fifth Third Securities
 HSBC
 SunTrust Robinson Humphrey
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Deutsche Bank Securities
Sector or Industry:
Commercial Finance
Date of First Offering:
06/22/2015
Ratings:
Moody's Ba2; S&P BB+; Fitch BB+;
Composite BB
Maturity Date:
07/01/2020
Coupon:
4.25%
Unit Price:
$100.00
Underwriting Spread per Unit:
0.825
Gross Spread as a % of Price:
0.825%
Yield:
4.208%
Yield to Maturity:
4.023%
Principal Amount of Offering:
$500,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

7.16%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan
sleeve)
0.1626%
$813,000
AST J.P. Morgan Global Thematic Portfolio
0.0300%
$150,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.1926%
$963,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.1926%
$963,000


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
AerCap Ireland Capital Limited
AerCap Global Activation Trust
(AER 4.625% 07/01/2022) Cusip
00772BAP6
Trade Date
06/22/2015
List of Underwriters
Credit Suisse
 Deutsche Bank Securities
 Goldman, Sachs & Co.
 Barclays
 BofA Merrill Lynch
 Citigroup
 Credit Agricole CIB
 J.P. Morgan
 Mizuho Securities
 Morgan Stanley
 RBC Capital Markets
 UBS Investment Bank
 Wells Fargo Securities
 BNP PARIBAS
 Fifth Third Securities
 HSBC
 SunTrust Robinson Humphrey
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Deutsche Bank Securities
Sector or Industry:
Commercial Finance
Date of First Offering:
06/22/2015
Ratings:
Moody's Ba2; S&P BB+; Fitch BB+;
Composite BB
Maturity Date:
07/01/2022
Coupon:
4.625%
Unit Price:
$100.00
Underwriting Spread per Unit:
0.825
Gross Spread as a % of Price:
0.825%
Yield:
4.534%
Yield to Maturity:
4.287%
Principal Amount of Offering:
$500,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

7.16%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan
sleeve)
0.2084%
$1,042,000



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.2084%
$1,042,000





10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Occidental Petroleum
Corporation (2045) 674599CF0
Trade Date
06-18-2015
List of Underwriters
Citigroup Global Markets Inc.
J.P. Morgan Securities LLC
 Merrill Lynch, Pierce, Fenner
& Smith Incorporated
 Wells Fargo Securities, LLC
 SG Americas Securities, LLC
 Barclays Capital Inc.
 BNY Mellon Capital Markets,
LLC
 HSBC Securities (USA) Inc.
 Mitsubishi UFJ Securities
(USA), Inc.
 Mizuho Securities USA Inc.
 Morgan Stanley & Co. LLC
 Scotia Capital (USA) Inc.
 SMBC Nikko Securities America,
Inc.
 Standard Chartered Bank
 U.S. Bancorp Investments, Inc.
 PNC Capital Markets LLC
 Lebenthal & Co., LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup Global Markets Inc.
Sector or Industry:
Industrials, Energy
Date of First Offering:
06-18-2015
Ratings:
A2	A	A
Maturity Date:
06-15-2045
Coupon:
4.625%
Unit Price:
$98.929
Underwriting Spread per Unit:
0.750%
Gross Spread as a % of Price:
0.750%
Yield:
4.69%
Yield to Maturity:
4.69%
Principal Amount of Offering:
$ 750,000,000
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

  4.66%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.05395%
$ 404,619.61






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.05395%
$ 404,619.61


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
HJ HEINZ CO 423074AT0
Trade Date
06/23/2015
List of Underwriters
(Gs) Goldman,
Sachs & Co.
Barclays Capital
Inc.
BNP Paribas
Securities Corp
Citigroup Global
Markets Inc.
Credit Agricole
Securities (UsA)
Inc.
Credit Suisse
Securities (USA)
LLC
Cobank Financial
Corp
Deutsche Bank
Securities Inc.
HSBC Securities
(USA) Inc.
Intesa Sanpaolo
SPA
J.P. Morgan
Securities LLC
Merrill Lynch,
Pierce, Fenner &
Smith
 Mitsubishi UFJ
Securities (USA),
Inc.
Mizuho Securities
USA Inc.
Morgan Stanley &
Co. LLC
PNC Capital Markets
LLC
Rabo Securities
USA, Inc.
RBC Capital
Markets, LLC
Santander
Investment
Securities Inc.
SMBC Nikko
Securities Inc.
Standard Chartered
Bank
Wells Fargo
Securities, LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
GOLDMAN, SACHS & CO.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BARCLAYS CAPITAL INC.
Sector or Industry:
CONSUMER GOODS
Date of First Offering:
06/23/2015
Ratings:
SP:BBB-/ MD:Baa3/ FT:BBB-
Maturity Date:
07/15/2035
Coupon:
5.000%
Unit Price:
$99.049
Underwriting Spread per Unit:
0.8750
Gross Spread as a % of Price:
0.8834%
Yield:
5.0480%
Yield to Maturity:
5.000%
Principal Amount of Offering:
$1,000,000,000
Subordination Features:
Sr Unsecured
Years of Continued Operation:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

4.0000%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Strategic Income
Portfolio
0.0650%
$643,818.50



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0650%
$643,818.50














10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
HJ HEINZ CO 423074AV5
Trade Date
06/23/2015
List of Underwriters
 Goldman, Sachs &
Co.
Barclays Capital
Inc.
BNP Paribas
Securities Corp
Citigroup Global
Markets Inc.
Credit Agricole
Securities (USA)
Inc.
Credit Suisse
Securities (USA)
LLC
Cobank Financial
Corp
Deutsche Bank
Securities Inc.
HSBC Securities
(USA) Inc.
Intesa Sanpaolo SPA
J.P. Morgan
Securities LLC
Merrill Lynch,
Pierce, Fenner &
Smith
Mitsubishi UFJ
Securities (USA),
Inc.
Mizuho Securities
USA Inc.
Morgan Stanley &
Co. LLC
PNC Capital Markets
LLC
Rabo Securities
USA, Inc.
RBC Capital
Markets, LLC
Santander
Investment
Securities Inc.
SMBC Nikko
Securities Inc.
Standard Chartered
Bank
Wells Fargo
Securities, LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
GOLDMAN, SACHS & CO.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BARCLAYS CAPITAL INC.
Sector or Industry:
CONSUMER GOODS
Date of First Offering:
06/23/2015
Ratings:
SP:BBB-/ MD:Baa3/ FT:BBB-
Maturity Date:
07/15/2045
Coupon:
5.200%
Unit Price:
$99.606
Underwriting Spread per Unit:
0.8750
Gross Spread as a % of Price:
0.8785%
Yield:
5.2210%
Yield to Maturity:
5.2000%
Principal Amount of Offering:
$2,000,000,000
Subordination Features:
Sr Unsecured
Years of Continued Operation:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

3.2001%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Strategic Income
Portfolio
0.0500%
$996,060.00



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0500%
$996,060.00














10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
HJ HEINZ CO 423074AX1
Trade Date
06/23/2015
List of Underwriters
(GS) Goldman, Sachs & Co.
Barclays Capital Inc.
Citigroup Global Markets Inc.
Deutsche Bank Securities Inc.
J.P. Morgan Securities LLC
Merrill Lynch, Pierce, Fenner &
Smith
Morgan Stanley & Co. LLC
Wells Fargo Securities, LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
GOLDMAN, SACHS & CO.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
WELLS FARGO SECURITIES, LLC
Sector or Industry:
CONSUMER GOODS
Date of First Offering:
06/23/2015
Ratings:
SP:BBB-/ MD:Baa3/ FT:BBB-
Maturity Date:
07/15/2025
Coupon:
3.9500%
Unit Price:
99.867
Underwriting Spread per Unit:
0.4500
Gross Spread as a % of Price:
0.4506%
Yield:
3.9550%
Yield to Maturity:
3.9500%
Principal Amount of Offering:
$2,000,000,000
Subordination Features:
Sr Unsecured
Years of Continued Operation:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

2.7500%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.1025%
$2,047,273.50



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.1025%
$2,047,273.50










10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
HJ HEINZ CO 423074AZ6
Trade Date
06/23/2015
List of Underwriters
Goldman, Sachs &
Co.
Barclays Capital
Inc.
Bank of Miami NA
BNP Paribas
Securities Corp
Citigroup Global
Markets Inc.
Cobank Financial
Corp
Credit Agricole
Securities (USA)
Inc.
Credit Suisse
Securities (USA)
LLC
Deutsche Bank
Securities Inc.
HSBC Securities
(USA) Inc.
Intesa Sanpaolo SPA
J.P. Morgan
Securities LLC
Merrill Lynch,
Pierce, Fenner &
Smith Mizuho
Securities Usa Inc.
Morgan Stanley &
Co. LLC
PNC Capital Markets
LLC
Rabo Securities
Usa, Inc.
RBC Capital
Markets, LLC
Santander
Investment
Securities Inc.
SMBC Nikko
Securities Inc.
Standard Chartered
Bank
Wells Fargo
Securities, LLC

Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
GOLDMAN, SACHS & CO.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
CITIGROUP GLOBAL MARKETS INC.
Sector or Industry:
CONSUMER GOODS
Date of First Offering:
06/23/2015
Ratings:
SP:BBB-/ MD:Baa3/ FT:BBB-
Maturity Date:
07/02/2020
Coupon:
2.800%
Unit Price:
$99.773
Underwriting Spread per Unit:
0.3500
Gross Spread as a % of Price:
0.3508%
Yield:
2.8060%
Yield to Maturity:
2.8000%
Principal Amount of Offering:
$1,500,000,000
Subordination Features:
Sr Unsecured
Years of Continued Operation:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

3.6667%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.0950%
$1,421,765.25



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0950%
$1,421,765.25











10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Univar USA Inc (UNIVAR 6.75%
07/15/2023 144A) Cusip 91336RAA2
Trade Date
06/24/2015
List of Underwriters
Barclays Capital
 Citigroup Global Markets Inc.
 Credit Suisse Securities USA LLC
 Deutsche Bank Securities Inc.
 Goldman Sachs Group Inc.
 HSBC Securities
 JPMorgan
 Merrill Lynch Pierce Fenner
 Morgan Stanley
 SunTrust Robinson Humphrey Inc.
 Wells Fargo Securities LLC
 ING Financial Markets LLC
 Mitsubishi UFJ Securities USA
Inc.
 SMBC Nikko Securities America
 US Bancorp Piper Jaffray
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Chemicals
Date of First Offering:
06/24/2015
Ratings:
Moody's Caa1; S&P B; Composite B-
Maturity Date:
07/15/2023
Coupon:
6.75%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.46
Gross Spread as a % of Price:
1.46%
Yield:
6.618%
Yield to Maturity:
6.272%
Principal Amount of Offering:
$400,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

6.02%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan
sleeve)
0.1575%
$630,000
AST J.P. Morgan Global Thematic Portfolio
0.0125%
$50,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.1700%
$680,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.1700%
$680,000